UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement

Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

June 28, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Universal Corporation, which is to be held in our headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, August 7, 2007, commencing at 2:00 p.m. Eastern Time. At the Annual Meeting, you will be asked to elect four directors to serve three-year terms, to approve the Universal Corporation 2007 Stock Incentive Plan, and to approve amendments to our Amended and Restated Articles of Incorporation.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. You can vote by signing, dating, and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of our common stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth in the instructions for voting that are attached to the enclosed proxy card or voting instruction. Beneficial owners of shares of our common stock held in street name through a bank or brokerage account should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible.

Sincerely,

/s/ Allen B. King
ALLEN B. KING
Chairman and Chief Executive Officer

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Universal Corporation will be held in our headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, August 7, 2007, at 2:00 p.m. Eastern Time, for the following purposes:

(1)	to elect four directors to serve three-year terms;

(2)	to approve the Universal Corporation 2007 Stock Incentive Plan;

(3)	to approve amendments to our Amended and Restated Articles of Incorporation:

(a)	to eliminate the requirement of a shareholder vote in those circumstances where the Virginia Stock Corporation Act otherwise permits the Board of Directors to take action without a shareholder vote;

(b)	to revise the indemnification and limitation on liability provisions; and

(c)	to make certain technical amendments to our Amended and Restated Articles of Incorporation described in detail in this Proxy Statement; and

(4)	to act upon such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of shares of our common stock at the close of business on June 19, 2007, shall be entitled to vote at the meeting.

By Order of the Board of Directors,

/s/ Preston D. Wigner
PRESTON D. WIGNER
Secretary

June 28, 2007

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

UNIVERSAL CORPORATION

TO BE HELD AUGUST 7, 2007

APPROXIMATE DATE OF MAILING – JUNE 28, 2007

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is eligible to vote?

A:	You may vote if you owned shares of Universal Corporation common stock, which we refer to as Common Stock, on June 19, 2007, the record date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the 2007 Annual Meeting of Shareholders, which we refer to as the Annual Meeting. We had outstanding as of the record date 27,349,544 shares of Common Stock, each of which is entitled to one vote. Only shareholders of record of Common Stock at the close of business on June 19, 2007, will be entitled to vote.

In March and April 2006, we issued shares of Series B 6.75% Convertible Perpetual Preferred Stock, which we refer to as Preferred Stock. Shares of Preferred Stock have voting rights under certain circumstances. We believe that none of those circumstances exist with respect to the Annual Meeting, so shares of Preferred Stock have no voting rights with respect to matters presented in this Proxy Statement.

Q:	Who is asking for my vote and why are you sending me this document?

A:	We are providing this Proxy Statement and related proxy card or voting instruction to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. Allen B. King and David C. Moore have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:	A voting instruction is the instruction form you receive from your bank or broker if you hold your shares of Common Stock in street name. The instruction form instructs you how to direct your record holder to vote your shares of Common Stock.

Q:	What will I be voting on at the Annual Meeting?

A:	You will be voting on the following matters:

•	Election of four directors to serve three-year terms.

•	Approval of the Universal Corporation 2007 Stock Incentive Plan.

•	Approval of amendments to our Amended and Restated Articles of Incorporation, which we refer to as our Articles of Incorporation:

•

to eliminate the requirement of a shareholder vote in those circumstances where the Virginia Stock Corporation Act, referred to herein as the VSCA, otherwise permits the Board of Directors to take action without a shareholder vote,

•	to amend the indemnification and limitation on liability provisions of the Articles of Incorporation, and

•	to make certain technical amendments to our Articles of Incorporation described in detail in this Proxy Statement.

•	Any other business properly raised at the meeting.

We are not aware of any matters that are to come before the Annual Meeting other than the ones described in this Proxy Statement. If other matters do properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

Q:	What vote is needed to approve the Universal Corporation 2007 Stock Incentive Plan?

A:	Approval of the Universal Corporation 2007 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the total votes cast on the Universal Corporation 2007 Stock Incentive Plan, provided that the total votes cast on the proposal represent over 50% of the outstanding shares of Common Stock.

Q:	What vote is needed to approve the amendments to the Articles of Incorporation?

A:	Approval of each of the proposals to amend our Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board of Directors recommends that shareholders vote “FOR” all of the nominees for director, “FOR” the approval of the Universal Corporation 2007 Stock Incentive Plan, and “FOR” the approval of each of the proposals to amend our Articles of Incorporation.

Q:	How do I vote?

A:	You may vote

•	by attending the meeting and voting in person,

•	by completing, signing, dating, and returning the enclosed proxy card or voting instruction in the self-addressed, stamped envelope provided, or

•	by telephone or over the Internet by following the instructions provided on the enclosed proxy card or voting instruction.

•	Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.

Registered shareholders and participants in plans holding shares of Common Stock are urged to deliver proxies and voting instructions by calling a toll-free telephone number, by using the Internet, or by completing and mailing the enclosed proxy or voting instruction. The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing, and dating the enclosed proxy or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope. If your shares are held in street name with your bank or broker, please follow the instructions for voting that are enclosed with this Proxy Statement.

Q:	Can I abstain or withhold my vote?

A:	You may abstain or (only with respect to the election of directors) withhold your vote with respect to each item submitted for shareholder approval.

Q:	Can I change or revoke my vote?

A:	A shareholder may change or revoke a proxy at any time prior to its use. Any shareholder who executes a proxy has the power to change or revoke it at any time by:

•	giving written notice to our Secretary, whose address is on page 5 of this Proxy Statement,

•	executing a proxy dated as of a later date, or

•	voting in person at the Annual Meeting.

If you voted by telephone or over the Internet, you can also revoke your vote by any of these methods or you can change your vote by voting again by telephone or over the Internet. If you decide to vote by completing, signing, dating, and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy by telephone or over the Internet. Your attendance at the Annual Meeting will not itself revoke a proxy.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” all of the nominees for director, “FOR” the approval of the Universal Corporation 2007 Stock Incentive Plan, and “FOR” each of the proposals to amend our Articles of Incorporation, and according to the discretion of the proxy holders on any other business proposal properly raised at the Annual Meeting.

Q:	Will my shares be voted if I do not provide my proxy?

A:	It will depend on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement, which is explained under “What constitutes a quorum for the Annual Meeting?” below.

If you own your shares of Common Stock in street name, which means that your shares are registered in the name of your broker or its nominee, your shares may be voted even if you do not provide your broker with voting instructions. Brokers have the authority under the rules of the New York Stock Exchange to vote shares for which their clients do not provide voting instructions on certain “routine” matters. Except for certain non-routine items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.

Based on the rules of the New York Stock Exchange, we believe that the election of directors is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. We believe the approval of the Universal Corporation 2007 Stock Incentive Plan and the approval of the amendments to our Articles of Incorporation are not routine matters for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. It is important, therefore, that you remember to vote your shares.

Q:	How are abstentions and broker non-votes counted?

A:	Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.

Broker non-votes and withheld votes will not be included in the vote total for the proposal to elect the nominees for director and will not affect the outcome of the vote for this proposal. Under the rules of the New York Stock Exchange, abstentions are counted as votes cast on a proposal, and broker non-votes are not counted as votes cast on a proposal. Thus, broker non-votes will have no effect on the proposal to approve the Universal Corporation 2007 Stock Incentive Plan, provided that the total votes cast on the proposal to approve the Universal Corporation 2007 Stock Incentive Plan represent over 50% of the outstanding shares of Common Stock. Broker non-votes will, however, have the same effect as a vote against each of the proposals to amend our Articles of Incorporation. Abstentions will have the same effect as a vote against the proposal to approve the Universal Corporation 2007 Stock Incentive Plan and the proposals to amend our Articles of Incorporation.

Q:	What constitutes a quorum for the Annual Meeting?

A:	A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and shares of record held by a broker or its nominee that are voted on any matter are included in determining the number of votes present. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Q:	Where can I find the results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and disclose final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2008.

Q:	Where can I find Universal Corporation’s corporate governance materials?

A:	Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct, and the charters of the Audit Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, and all other standing committees, are available on our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govHighlights, and are available in print to any shareholder upon request by contacting us at the following address or phone number:

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

Attention:   Investor Relations

Telephone: (804) 359-9311

Q:	How do I communicate with the Board of Directors?

A:	Shareholders and other interested parties may at any time direct communications to the Board of Directors, as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Contact Us – Questions or Comments” section of our Internet website at http://www.universalcorp.com/Include/Menu-ContactUs.asp contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at Universal Corporation, P. O. Box 25099, Richmond, Virginia 23260, Attention: Secretary.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

Q:	Who pays for the solicitation of proxies?

A:	We will pay all of the costs associated with the proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by our directors, officers, and employees. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock. It is contemplated that additional solicitation of proxies will be made by D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to us of approximately $5,000, plus reimbursement of out-of-pocket expenses for such items as mailing, copying, phone calls, faxes, and other related matters.

Q:	How can I obtain a copy of Universal Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007?

A:	Our 2007 Annual Report to Shareholders, which includes a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2007 (excluding exhibits) as filed with the Securities and Exchange Commission, is being mailed to shareholders with this Proxy Statement.

We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of our Annual Report on Form 10-K, including the financial statements and financial statement schedules. Requests should be directed to Investor Relations at the address or phone number provided on page 4 of this Proxy Statement.

You can also obtain a copy of our Annual Report on Form 10-K free of charge through our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=IROL-sec. We make available free of charge through our Internet website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, which is referred to herein as the Exchange Act, as well as reports on Forms 3, 4 and 5 filed by our directors and executive officers pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Executive Compensation, Nominating, and Corporate Governance Committee has recommended to our Board of Directors, and our Board of Directors has approved, the four directors set forth below to be elected at the Annual Meeting for terms of three years. Seven other directors have previously been elected to terms expiring in 2008 or 2009, as indicated below. The following pages set forth certain information for each nominee and each incumbent director as of March 31, 2007, except as otherwise noted. All of the nominees and all of the incumbent directors listed below are directors previously elected by the shareholders.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees for Election Whose Terms Expire in 2007

CHESTER A. CROCKER, 65, is a professor of strategic studies at Georgetown University’s Walsh School of Foreign Service (a private research university) and a member of the Board of Directors of the United States Institute of Peace (an independent federal institution). He has held these positions for more than five years. Professor Crocker is a director of ASA Limited. He is a member of the Finance Committee and the Pension Investment Committee. Professor Crocker has been a director since 2004.

CHARLES H. FOSTER, JR., 64, is Chairman Emeritus of LandAmerica Financial Group, Inc. (“LandAmerica”) (a title insurance holding company). From January 1, 2005, to December 31, 2006, Mr. Foster served as Chairman of LandAmerica and, prior to 2005, he was Chairman and Chief Executive Officer of LandAmerica, positions he held for more than five years. He is Chairman of the Finance Committee and a member of the Executive Committee and the Executive Compensation, Nominating, and Corporate Governance Committee. Mr. Foster has been a director since 1995.

THOMAS H. JOHNSON, 57, retired as Chairman and Chief Executive Officer of Chesapeake Corporation (“Chesapeake”) (a specialty packaging company) in November 2005, after which he served as Vice Chairman until April 2006. From 2004 until his retirement, Mr. Johnson was Chairman and Chief Executive Officer of Chesapeake and, from 2000 to 2004, he was Chairman, President, and Chief Executive Officer of Chesapeake. Mr. Johnson was elected a director of Coca Cola Enterprises, Inc. on April 24, 2007. He is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2001.

JEREMIAH J. SHEEHAN, 68, retired as Chairman of the Board and Chief Executive Officer of Reynolds Metals Company (an aluminum and aluminum foil producer) in 2000, having served in those positions since 1996. He is Chairman of the Executive Compensation, Nominating, and Corporate Governance Committee and a member of the Audit Committee and the Executive Committee. Mr. Sheehan has been a director since 1998.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL ONE.

Incumbent Directors Whose Terms Expire in 2008

ALLEN B. KING, 61, is our Chairman and Chief Executive Officer. Mr. King was elected Chairman on October 28, 2003. Mr. King served as President and Chief Executive Officer from January 1, 2003, until December 12, 2006, at which time George C. Freeman, III was elected President. Prior to becoming President and Chief Executive Officer, Mr. King was our President and Chief Operating Officer, positions he held for more than five years. Mr. King is a director of Circuit City Stores, Inc. He is Chairman of the Executive Committee and a member of the Finance Committee. Mr. King has been a director since 1989.

EDDIE N. MOORE, JR., 59, is President of Virginia State University (a public research university), a position he has held for more than five years. Mr. E. Moore is a director of Owens & Minor, Inc. He is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2000.

HUBERT R. STALLARD, 70, retired as President and Chief Executive Officer of Bell-Atlantic Virginia, Inc. (a telecommunications company), now known as Verizon Virginia Inc., in 2000. Mr. Stallard is Chairman of the Pension Investment Committee and a member of the Executive Committee and the Executive Compensation, Nominating, and Corporate Governance Committee. He has been a director since 1991.

Incumbent Directors Whose Terms Expire in 2009

JOHN B. ADAMS, JR., 62, is President, Chief Executive Officer, and a director of Bowman Companies (a private land development company), positions he has held for more than five years. Mr. Adams is a member of the Audit Committee and the Finance Committee. Mr. Adams has been a director since 2003.

JOSEPH C. FARRELL, 71, retired as Chairman, President, and Chief Executive Officer of The Pittston Company (a mineral products, transportation, and security services company), now known as The Brink’s Company, in 1998. He is a director of ASA Limited. Mr. Farrell is a member of the Executive Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, and the Pension Investment Committee. He has been a director since 1996.

WALTER A. STOSCH, 70, is a principal in the accounting firm of Stosch, Dacey & George P.C., a position he has held for more than five years. Prior to that time, he was a partner in the accounting firm of Deloitte & Touche, L.L.P. He currently serves as Senate Majority Leader of the Virginia General Assembly. He is Chairman of the Audit Committee and a member of the Finance Committee. He has been a director since 2000.

EUGENE P. TRANI, 67, is President of Virginia Commonwealth University (a public research university), a position he has held for more than five years. He is a director of LandAmerica. Dr. Trani is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2000.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth as of May 25, 2007, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class[1] (%)
Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 94105	2,757,108	[2]	10.2

Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, California 90401	1,772,516	[3]	6.6

AXA 25, avenue Matignon 75008 Paris, France AXA Assurances I.A.R.D. Mutuelle AXA Assurances Vie Mutuelle AXA Courtage Assurance Mutuelle 26, rue Drouot 75009 Paris, France AXA Financial, Inc. 1290 Avenue of the Americas New York, New York 10104	1,682,340	[4]	6.2

NFJ Investment Group L.P. 2100 Ross Avenue, Suite 1840 Dallas, Texas 75201	1,503,900	[5]	5.6

[1]	The percentages shown in the table are based on 27,026,971 shares of Common Stock outstanding on May 25, 2007.
[2]

As reported on a Schedule 13G filed with the Securities and Exchange Commission on January 23, 2007. The Schedule 13G indicates that Barclays Global Investors, NA, acting as a bank, reported that it held sole voting power over 504,441 shares of Common Stock and sole dispositive power over 567,497 shares of Common Stock, and Barclays Global Fund Advisors, acting as an investment adviser, reported that it held sole voting and dispositive power over 2,189,611 shares of Common Stock. The Schedule 13G states that the shares of Common Stock reported are held by the reporting persons in trust accounts for the economic benefit of the beneficiaries of those accounts.

[3]

As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2007. The Schedule 13G indicates that Dimensional Fund Advisors LP, in its capacity as investment adviser to four investment companies and as investment manager to certain other commingled group trusts and separate accounts, has the sole power to dispose of and to vote the shares of Common Stock that are owned by such companies, trusts and accounts.

[4]

As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2007. The amended Schedule 13G indicates that AXA holds its reported shares as a member of a group, which includes the entities listed above with AXA. Each member of the group, other than AXA Financial, Inc., is reported as holding sole voting power over 1,478,205 shares of Common Stock, shared voting power over 11,495 shares of Common Stock, sole dispositive power over 1,682,290 shares of Common Stock and shared dispositive power over 50 shares of Common Stock. AXA Financial, Inc. is reported as holding sole voting power over 1,461,515 shares of Common Stock, shared voting power over 11,495 shares of Common Stock, and sole dispositive power over 1,638,690 shares of Common Stock. All of the reported shares are held or controlled by investment adviser and insurance company subsidiaries of AXA Financial, Inc.

[5]

As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2007. The Schedule 13G indicates that NFJ Investment Group L.P., in its capacity as an investment adviser, has the sole power to dispose of and to vote the shares of Common Stock reported on behalf of itself and certain investment advisory clients and discretionary accounts.

Directors and Executive Officers

The following table sets forth as of May 25, 2007, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each director or nominee (each of whom is currently a director), (ii) each executive officer listed in the Summary Compensation Table, who we refer to as the “named executive officers”, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares[1,2]	Percent of Class[3]
John B. Adams, Jr.	8,939	*
W. Keith Brewer	13,000	*
Chester A. Crocker	5,700	*
Joseph C. Farrell	26,430	*
Charles H. Foster, Jr.	10,500	*
George C. Freeman, III	48,170	*
Thomas H. Johnson	13,300	*
Allen B. King	320,244	1.2%
David C. Moore	46,360	*
Eddie N. Moore, Jr.	13,642	*
Hartwell H. Roper	27,144	*
Jeremiah J. Sheehan	16,859	*
Hubert R. Stallard	18,813	*
Walter A. Stosch	14,100	*
Eugene P. Trani	12,642	*
Karen M. L. Whelan	42,671	*
All current directors and executive officers as a group (18 persons)	828,663	3.1%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock.
[1]

The number of shares of Common Stock shown in the table includes shares that certain of our directors and executive officers had the right to acquire through the exercise of stock options within 60 days following May 25, 2007, and are in the following amounts: 4,000 shares to Mr. Adams, 13,000 shares to Mr. Brewer, 2,000 shares to Mr. Crocker, 7,000 shares to Mr. Farrell, 4,000 shares to Mr. Foster, 32,798 shares to Mr. Freeman, 7,000 shares to Mr. Johnson, 174,169 shares to Mr. King, 32,500 shares to Mr. D. Moore, 8,000 shares to Mr. E. Moore, 5,833 shares to Mr. Roper, 10,000 shares to Mr. Sheehan, 11,000 shares to Mr. Stallard, 8,000 shares to Mr. Stosch, 6,000 shares to Mr. Trani, and 4,000 shares to Ms. Whelan, and 11,332 shares to other current executive officers not individually listed in the table.

[2]

As of May 25, 2007, Mr. King had 76,177 shares of Common Stock pledged as security. As of the date of this Proxy Statement, those shares are no longer pledged. No other executive officers or directors have pledged shares of Common Stock as security.

[3]	The percentages shown in the table are based on 27,026,971 shares of Common Stock outstanding on May 25, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of reports furnished to us and the written representations of our directors and executive officers, we believe that, during fiscal year 2007, all filing requirements applicable to directors and executive officers were satisfied.

CORPORATE GOVERNANCE AND COMMITTEES

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the VSCA and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of our business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that set forth the practices of the Board of Directors with respect to the qualification and selection of directors, director orientation and continuing education, director responsibilities, Board of Directors composition and performance, director access to management and independent advisors, director compensation, management evaluation and succession, evaluation of the Board of Directors’ performance, and various other issues. The Corporate Governance Guidelines are available to shareholders and the public free of charge under the “Investor – Corporate Governance” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govGuidelines. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 4 of this Proxy Statement.

Code of Ethics

The Board of Directors has adopted a Business Ethics Policy applicable to our directors, officers, and employees and the directors, officers, and employees of each of our subsidiaries and controlled affiliates. The Business Ethics Policy satisfies the New York Stock Exchange requirements for a “Code of Business Conduct and Ethics” and the Securities and Exchange Commission definition of a “Code of Ethics for Senior Financial Officers.” The Business Ethics Policy addresses such topics as protection and proper use of company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Business Ethics Policy is available to shareholders and the public free of charge under the “Investor – Corporate Governance – Highlights” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govHighlights. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 4 of this Proxy Statement.

Director Independence

The Board of Directors, in its business judgment, has determined that each member of the Board of Directors except Mr. King, our Chairman and Chief Executive Officer, is independent as defined by the New York Stock Exchange listing standards and our Corporate Governance Guidelines. In reaching this conclusion, the Board of Directors evaluated each director in light of the specified independence tests set forth in the New York Stock Exchange listing standards. In addition, the Board of Directors considered whether we and our subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. There has been no such business or relationships for the past three fiscal years.

Executive Sessions

The independent directors of the Board of Directors meet in executive session at least annually without management or employee directors present. The independent directors designate the director who will preside at the executive session. For fiscal year 2007, the independent directors designated Mr. Stallard as the presiding director. The presiding director is responsible for advising the Chairman and the Chief Executive Officer of the outcome of any decisions reached or suggestions made at these sessions. Executive sessions where non-employee directors meet on an informal basis may be scheduled either before or after each regularly scheduled Board of Directors meeting.

Communications with Directors

Interested parties may at any time direct communications to the Board of Directors, as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Contact Us – Questions or Comments” section of our Internet website at http://www.universalcorp.com/Include/Menu-ContactUs.asp contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at Universal Corporation, P. O. Box 25099, Richmond, Virginia 23260, Attention: Secretary.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

Board and Committee Meeting Attendance

During fiscal year 2007, there were seven meetings of the Board of Directors. Each director attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which he served.

Committees of the Board

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, the Finance Committee, and the Pension Investment Committee.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. King (Chairman), Farrell, Foster, Sheehan, and Stallard. The Executive Committee met six times during fiscal year 2007.

Audit Committee

The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent registered public accounting firm and internal auditors, the review of the adequacy of internal accounting controls, and the selection, appointment, compensation, and oversight of our independent registered public accounting firm. The Audit Committee operates under a written charter last amended by the Board of Directors on April 19, 2007. The Audit Committee’s charter is available under the “Investor – Corporate Governance – Committees” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govCommittee&Committee=1769.

The members of the Audit Committee are Messrs. Stosch (Chairman), Adams, Johnson, E. Moore, Sheehan, and Trani. The Board of Directors has determined that each of the Audit Committee members is independent as defined under the applicable independence standards set forth in regulations of the Securities and Exchange Commission and the New York Stock Exchange listing standards. The Board of Directors has also determined that all of the Audit Committee members are financially literate as defined by the New York Stock Exchange listing standards. In accordance with the applicable regulations of the Securities and Exchange Commission, the Board of Directors has further determined that the Audit Committee contains at least one “audit committee financial expert” as defined by such regulations — Walter A. Stosch, the Chairman of the Audit Committee. The fact that the Board of Directors did not identify additional Audit Committee members as “audit committee financial experts” does not in any way imply that other members do not meet that definition.

The Audit Committee met nine times during fiscal year 2007. Additional information with respect to the Audit Committee is discussed below in the section entitled “Audit Information” on page 58 of this Proxy Statement.

Executive Compensation, Nominating, and Corporate Governance Committee

The members of the Executive Compensation, Nominating, and Corporate Governance Committee are Messrs. Sheehan (Chairman), Farrell, Foster, and Stallard.

The Executive Compensation, Nominating, and Corporate Governance Committee, which we refer to as the Compensation Committee, performs the responsibilities of the Board of Directors relating to compensation of our executives. The Compensation Committee’s responsibilities include reviewing and setting or approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluating the performance of the Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving compensation levels for the Chief Executive Officer and our other executive officers based on this evaluation; making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans; evaluating the performance of, and determining the salaries, incentive compensation, and executive benefits for senior management; and administering our equity-based and other executive compensation plans.

The Chairman of the Compensation Committee works with our Chief Administrative Officer to establish the agenda for Compensation Committee meetings. The Chief Administrative Officer and management personnel reporting to him prepare data and materials for review by the Compensation Committee using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review of peer company proxy data, professional research consortiums, and nationally recognized compensation databases provided by the Compensation Committee’s external compensation consultant.

The Compensation Committee periodically meets with the Chief Administrative Officer and other members of executive management in order to assess progress toward meeting long-term objectives approved by the Board of Directors. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer with input from both the full Board of Directors and the Chief Executive Officer’s self evaluation. The Compensation Committee approves the compensation of the other executive officers, based upon the evaluation and recommendation of the Chief Executive Officer. Where it deems appropriate, the Compensation Committee engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the Compensation Committee’s duty to establish each of the executive officer’s targeted overall compensation levels.

The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee’s responsibilities. In addition, the Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties. For additional information regarding the compensation-related activities of the Compensation Committee, see the sections entitled “Compensation Discussion and Analysis” and “Report of Executive Compensation, Nominating, and Corporate Governance Committee” on pages 14 and 26 of this Proxy Statement, respectively.

The Board of Directors has determined that the members of the Compensation Committee are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to herein as the Internal Revenue Code)) and “independent directors” (as defined under the applicable New York Stock Exchange listing standards and our Corporate Governance Guidelines). In addition, no Compensation Committee member is a current or former employee of us or any of our subsidiaries. While the Compensation Committee’s charter does not specify qualifications required for members, Messrs. Sheehan, Farrell, Foster, and Stallard have each been members of other public company boards of directors and are each former chief executive officers of public companies. The Compensation Committee met six times during fiscal year 2007.

The Compensation Committee also acts as our nominating committee. The Compensation Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors, and monitors developments in, and makes recommendations to the Board of Directors concerning, corporate governance practices. The Compensation Committee operates under a written charter last amended by the Board of Directors on April 19, 2007. The Compensation Committee’s charter is available under the “Investor – Corporate Governance – Committees” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govCommittee&Committee=1770.

The Compensation Committee considers candidates for Board of Directors membership suggested by its members and by management, and the Compensation Committee will also consider candidates suggested informally by our shareholders. Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Compensation Committee in connection with an Annual Meeting if we receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Compensation Committee. To be timely for the 2008 Annual Meeting, the notice must be received within the time frame set forth in the section entitled “Proposals for 2008 Annual Meeting” on page 60 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in our Bylaws and Corporate Governance Guidelines.

The Compensation Committee does not differentiate between Board of Directors candidates submitted by Board of Directors members or those submitted by shareholders with respect to evaluating candidates. All Board of Directors candidates are considered based upon various criteria, such as their broad-based business skills and experience, prominence, and reputation in their profession, their global business and social perspective, concern for the long-term interests of the shareholders, knowledge of our industry or related industries, and personal and professional integrity, ethics, and judgment — all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Because the needs of the Board of Directors change from time to time, the Compensation Committee has not established specific minimum qualifications that must be met by potential new directors. The Board of Directors, however, believes that as a matter of policy there should be a substantial majority of independent directors on the Board of Directors.

Finance Committee

The Finance Committee has the responsibility of establishing our financial policies and controlling our financial resources. The members of the Finance Committee are Messrs. Foster (Chairman), King, Adams, Crocker, and Stosch. The Finance Committee met once during fiscal year 2007.

Pension Investment Committee

The Pension Investment Committee establishes the investment policies, selects investment advisors and portfolio managers, and monitors the performance of investments of the pension plans, the retirement plans, and other qualified employee benefit plans of Universal Leaf Tobacco Company, Incorporated and our other U.S. subsidiaries. The members of the Pension Investment Committee are Messrs. Stallard (Chairman), Crocker, Farrell, Johnson, E. Moore, and Trani. The Pension Investment Committee met five times during fiscal year 2007.

Annual Meeting Attendance

We expect and encourage each member of the Board of Directors to attend our Annual Meetings when it is reasonably practical for the director to do so. All of the directors attended the 2006 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Board of Directors and Compensation Committee Process

Our Board of Directors has a Compensation Committee. The Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of our executives. Additional information with respect to the Compensation Committee can be found on page 11 of this Proxy Statement.

Guiding Philosophy

The goal of our executive compensation and benefits program is to attract, motivate, reward, and retain the management talent required to achieve our business objectives, at compensation levels that are fair, equitable, and competitive with those of comparable companies. This goal is furthered by the Compensation Committee’s policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to support our business strategy and align the financial interests of management with those of the shareholders.

The following objectives serve as guiding principles for all compensation decisions:

•

Our executive compensation and benefits should attract, motivate, reward, and retain the management talent necessary to achieve our business objectives, at compensation levels that are fair, equitable, and competitive with those of comparable companies;

•	Compensation should be set based on the skills, experience, and achievements of each executive officer, taking into account market rates;

•

Compensation should be linked to individual and corporate performance by aligning our executive compensation program to company-wide performance, which is defined in terms of economic performance and increases in shareholder value;

•

There should be an appropriate mix and weighting between base salary, cash incentives, and equity awards such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk”. Further, as an executive’s responsibilities increase, the portion of “at risk” compensation for the executive should increase as a percentage of total compensation; and

•	Strong emphasis should be placed on equity-based compensation and equity ownership in order to align the financial interests of senior management with those of the shareholders.

Retaining Experts to Aid in Discharge of Duties

The Compensation Committee is authorized to retain experts, consultants, and other advisors to aid in the discharge of its duties. The Compensation Committee meets privately with its outside advisor from time to time without management present to discuss developments and best practices in executive compensation matters. All work completed by the outside advisor, whether for the Compensation Committee or management, is subject to the approval of the Compensation Committee. The outside advisor’s role with the Compensation Committee is to provide independent advice and counsel. The Compensation Committee does not delegate authority to its outside advisor or to other parties. During fiscal year 2007, the Compensation Committee retained Mercer Human Resources Consulting, which we refer to as Mercer Consulting, as its outside advisor to review the analyses and recommendations prepared by the Compensation Committee and management and to provide alternative market data and guidance on policy development and administration. Mercer Consulting participated in Compensation Committee meetings throughout the year, reviewed materials in advance, and provided to the Compensation Committee additional data on market trends and overall compensation design.

During fiscal year 2007, the Compensation Committee also retained our independent auditor, Ernst & Young LLP, whom we refer to as Ernst & Young, to review management’s calculation of performance measures and the amount of the annual incentive awards to be given to our executive officers in order to report to the Compensation Committee whether such calculations were accurate and properly prepared. Ernst & Young’s role was limited to a review of management’s calculations, and did not involve an audit of the calculations or any components used in the calculations. Ernst & Young presented their report to the Compensation Committee, but did not attend any other Compensation Committee meetings.

Peer Group Analysis

The Compensation Committee utilizes compensation reports prepared by Mercer Consulting to aid in the determination of competitive levels of compensation for each of our executive officers. On an annual basis, the Compensation Committee determines the total compensation target for each of our executive officers. The Compensation Committee then sets the mix between the different components of compensation desired to achieve the total compensation target. Mercer Consulting benchmarks the component totals to confirm that such amounts are within reason of our peer group. We believe there is only one competitor in the leaf tobacco industry that is comparable to us, Alliance One International, Inc. Mercer Consulting, therefore, prepares their survey to include our competitor as well as other companies with similar characteristics to us, including some companies who are listed with us in the S&P Midcap 400 Index. Mercer Consulting reviews its surveys with the Compensation Committee on a periodic basis. The peer group with whom Mercer Consulting compared us during fiscal year 2007 was Alliance One International, Inc., Corn Products International, Inc., Crompton Corporation, Flowers Foods, Inc., Hormel Foods Corporation, International Multifoods Corporation, Interstate Bakeries Corporation, Nash Finch Company, Performance Food Group Company, Seaboard Corporation, Smithfield Foods, Inc., and United Natural Foods, Inc. When we refer to the “market” we are referring to this peer group.

Compensation Committee Activities in Fiscal Year 2007

In fiscal year 2007, the Compensation Committee reviewed the existing mix, form, and calibration of the executive compensation programs and confirmed its commitment to the principles and structure it adopted during fiscal year 2006. In addition, the Compensation Committee modified components of some of those programs to reflect changes in the rules and regulations applicable to such components and to ensure that the components were in line with market medians. Some of the other significant actions the Compensation Committee undertook in fiscal year 2007 included:

•

Reaffirming its objective of setting total direct compensation (including base salary, annual cash incentive awards, and long-term equity awards) for our executives at levels competitive with the market median for executives in comparable positions at companies of comparable size, complexity, and operational characteristics;

•

Reviewing the performance targets and calibration ranges for economic profit and adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the annual incentive plan goals;

•	Evaluating the mix of pay to ensure that the appropriate balance between annual cash incentives and long-term performance and equity award opportunities is maintained;

•	Reaffirming stock-settled, stock appreciation rights, which we refer to as SARs, and restricted stock and restricted stock units are appropriate forms of long-term incentive awards;

•

Affirming stock ownership guidelines for all of our officers and officers of our main operating subsidiary, Universal Leaf Tobacco Company, Incorporated, which we refer to as Universal Leaf, with a title of Senior Vice President or above and monitoring our executive officers’ compliance with the guidelines; and

•

Approving changes to the “change of control” employment agreements we have with senior management to ensure the agreements provide benefits consistent with change of control agreements offered by other companies in similar circumstances.

The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee’s responsibilities. In addition, the Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties.

Stock Ownership Guidelines

The Compensation Committee believes it is important to align the interests of members of senior management with our shareholders. While the Compensation Committee considers this principle when determining the appropriate mix of base salary, annual cash incentive awards, and long-term equity awards, the Compensation Committee also established stock ownership guidelines that encourage the accumulation and retention of Common Stock. At the outset of fiscal year 2006, the Compensation Committee adopted the following guidelines for fixed share ownership levels applicable to the Chief Executive Officer, Executive Vice Presidents, and Senior Vice Presidents of our subsidiary, Universal Leaf (which includes all our named executive officers).

Chief Executive Officer	65,000 shares of Common Stock
Executive Vice Presidents	25,000 shares of Common Stock
Senior Vice Presidents	7,500 shares of Common Stock

The intent of the stock ownership guidelines was to set minimum expectations for executives to meet and thereafter to maintain. Each executive of Universal Corporation is also a Universal Leaf executive, but the guidelines apply to other members of senior management at Universal Leaf as well. During fiscal year 2007, the guidelines applied to our named executive officers in the following manner:

Allen B. King	65,000 shares
George C. Freeman, III	25,000 shares
W. Keith Brewer	25,000 shares
David C. Moore	25,000 shares
Hartwell H. Roper	25,000 shares
Karen M. L. Whelan	7,500 shares

Executives are expected to comply with the guidelines within a period of five years from the later of April 1, 2005 (the date the guidelines were adopted) or the date of appointment to a qualifying position. Only shares beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our executive officers, excluding executives’ stock options and SARs but including the executive officers’ restricted stock and restricted stock unit awards (and corresponding dividend equivalent rights) are counted in determining compliance with the guidelines.

On May 24, 2007, the Compensation Committee revised the guidelines to set new, higher target levels for our executives. The revised guidelines are expressed as a multiple of base salary, ranging from 2.5 to 6 times base salary. This new methodology provides for greater individualization of ownership guidelines. The guidelines work in concert with the long-term incentive plan and are intended to foster strong executive ownership of our Common Stock. The Compensation Committee believes that it is important to achieve and maintain these guideline amounts as minimum target levels of ownership. The Compensation Committee will continue to review compliance with our stock ownership guidelines on an annual basis. When revising the guidelines, the Compensation Committee granted our executives one additional year to comply with the new guidelines, and some executives were provided additional time because they received recent promotions that resulted in higher ownership targets. The revised guidelines follow the same counting rules as the original guidelines. The revised guidelines apply to our named executive officers in the following manner:

Allen B. King	6 times salary
George C. Freeman, III	6 times salary
W. Keith Brewer	6 times salary
David C. Moore	5 times salary
Hartwell H. Roper	5 times salary
Karen M. L. Whelan	3.5 times salary

As of June 19, 2007, four of our named executive officers had met or exceeded the new stock ownership guidelines. The remaining named executive officers were promoted to their current positions during fiscal year 2007, but they expect to meet or exceed the applicable guidelines within the period of compliance.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a company’s Chief Executive Officer and to the four other most highly compensated executive officers. The statute, however, exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. In this regard, we have taken appropriate actions to maximize the deductibility of annual cash incentive awards, stock option grants, and restricted stock grants. While our policy is generally to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committee may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements might not, in whole or part, qualify for tax deductibility.

Components of Executive Compensation

The Compensation Committee has a specific mix of compensation components that they target, with the intent to make each component of total direct compensation competitive with other companies of similar size and operational characteristics while also linking compensation to individual and corporate performance and encouraging stock ownership by senior management. The major components of our executive compensation program are the following:

•	base salary,

•	annual cash incentive awards,

•	long-term equity participation,

•	other benefits, and

•	retirement and other post-termination compensation.

The tables contained in this Proxy Statement set forth amounts for these components applicable to our Chairman and Chief Executive Officer, our President, our Chief Financial Officer, and our three other highest paid executives for fiscal year 2007. We refer to these six executives as our named executive officers.

In determining executive compensation, the Compensation Committee reviews all components of the Chief Executive Officer’s and each named executive officer’s total compensation, including retirement benefits and the costs of all perquisites received to ensure such compensation meets the goals of the program. As a part of this review, the Compensation Committee considers corporate performance information, compensation survey data, the advice of consultants, and the recommendations of management. The Compensation Committee also takes into consideration individual and overall company operating performance to ensure executive compensation reflects past performance as well as future potential and adequately differentiates between employees, based on the scope and complexity of the employee’s job position, market comparisons, individual performance and experience, and our ability to pay. The Chief Executive Officer’s performance is reviewed annually by the Compensation Committee prior to considering changes in base salary, annual cash incentive awards, long-term equity awards, and total compensation. The Chief Executive Officer’s performance is evaluated in light of company performance (as described in greater detail below) and non-financial goals and strategic objectives selected by the Compensation Committee. Based on its review, the Compensation Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

1. Base Salaries

Set forth below and effective as of April 1, 2006, the Compensation Committee approved the following fiscal year 2007 base salaries for our named executive officers:

Allen B. King	$716,000
George C. Freeman, III	$300,000
W. Keith Brewer	$300,000
David C. Moore	$260,000
Hartwell H. Roper	$320,000
Karen M. L. Whelan	$237,000

The fiscal year 2007 base salary levels for our executives were evaluated as part of an annual assessment conducted by Mercer Consulting in fiscal year 2006. Fiscal year 2007 base salaries were determined in accordance with the responsibilities of each executive, personal performance of the executive in light of individual levels of responsibility, and the competitiveness of the executive’s salary with the salaries of executives in comparable positions at companies of comparable size or operational characteristics. While the Compensation Committee considered each of these factors in their totality, the Compensation Committee did not assign a specific value to each factor. For purposes of assessing the competitiveness of salaries, the Compensation Committee reviewed Mercer Consulting’s compensation data for our peer group described above to determine ranges of total compensation and the individual components of such compensation.

Base salaries were subsequently reviewed and adjusted as necessary during fiscal year 2007 to reflect significant promotions for Messrs. Freeman, D. Moore, and Brewer. In addition, we discontinued our car allowance perquisite for executives and, instead, adjusted salaries effective January 2007 to include the amounts previously paid as car allowances. The amounts attributable to car allowance adjustments were discounted to mitigate the benefit costs, and are set forth in Footnote 6 to Column (i), “All Other Compensation”, in the Summary Compensation Table on page 27 of this Proxy Statement. After the car allowance and promotion adjustments were made, our named executive officers were paid based on the following base salaries:

Allen B. King	$729,500
George C. Freeman, III	$430,800
W. Keith Brewer	$310,800
David C. Moore	$270,800
Hartwell H. Roper	$330,800
Karen M. L. Whelan	$246,200

As part of the compensation setting process for fiscal year 2007, the Compensation Committee met periodically with our Chief Executive Officer and reviewed company performance as well as that of our Chief Executive Officer for fiscal year 2006. Our Chief Executive Officer’s fiscal year 2007 base salary represented an annualized increase of approximately 3% compared to base salary determined on April 1, 2005, after a thorough review and evaluation by the Compensation Committee of the competitiveness of Mr. King’s salary and total cash compensation with those of other chief executive officers at comparable companies. The Compensation Committee believed this base amount was appropriate and not excessive when viewed in context with chief executive officer compensation for the peer group. Fiscal year 2007 salary increases applicable to the other named executive officers, after adjustments for promotions and the discontinued car allowance amounts, averaged approximately 17.7% above fiscal year 2006 levels.

For a number of years, Mr. King’s base salary amount has been lower than the average base salaries of the chief executive officers at the companies composing our peer group. Prior to fiscal year 2008, the Compensation Committee reviewed the progress we made during the previous year towards restoring our profitability to prior levels, reducing our debt levels, and the strengthening of our balance sheet and determined that Mr. King’s base salary was below the appropriate level of base salary compensation for the position in fiscal year 2007. Consequently, the Compensation Committee increased Mr. King’s base salary compensation to $765,000 for fiscal year 2008, which represents an annualized increase of 4.6% over his 2007 base salary, as adjusted for the discontinued car allowance amounts. In addition, prior to fiscal year 2008, the Compensation Committee evaluated base salary levels for our other named executive officers as part of the Compensation Committee’s routine annual assessment. The Compensation Committee completed its review and approved the following fiscal year 2008 base salaries for our named executive officers based on the responsibilities of each named executive officer, personal performance of the executive in light of individual levels of responsibility, and the competitiveness of the executive’s salary with the salaries of executives in comparable positions at companies of comparable size or operational characteristics:

Allen B. King	$765,000
George C. Freeman, III	$475,000
W. Keith Brewer	$365,000
David C. Moore	$300,000
Hartwell H. Roper	$342,000
Karen M. L. Whelan	$255,000

2. Annual Cash Incentives

We have the Universal Leaf Tobacco Company, Incorporated Management Performance Plan, which we refer to as the Incentive Plan, under which key management employees, including our named executive officers, may receive annual cash incentive awards that vary from year to year based upon corporate and individual performance. The purpose of annual cash incentives is to drive our key employees to maximize shareholder value and to provide a means for recognizing individual contribution to our company’s results. The cash incentive awards earned for fiscal year 2007 by our named executive officers were approved by the Compensation Committee in May 2007, and are set forth in Column (g), “Non-Equity Incentive Plan Compensation”, in the Summary Compensation Table on page 27 of this Proxy Statement.

Annual cash incentive payments are paid under the Incentive Plan if certain criteria established by the Compensation Committee are met. The annual cash incentive awards to our named executive officers in fiscal year 2007 were based 50% on the generation of economic profit and 50% on the generation of adjusted earnings per share. We use economic profit and adjusted earnings per share, as these performance measures strongly encourage capital discipline and better investment decisions and lead to enhanced cash flow. The Compensation Committee also believes that these measures are representative of our overall performance, and they provide transparency to investors and enable period-to-period comparability of financial performance. For purposes of the Incentive Plan, we define economic profit as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to the weighted average cost of capital times average funds employed, and we define adjusted earnings per share as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses and annual cash incentive award accruals under the Incentive Plan. Economic profit and adjusted earnings per share should not be considered as alternatives to net income or earnings per share determined in accordance with accounting principles generally accepted in the United States.

The executive officers who participate in the Incentive Plan are eligible to receive an annual cash incentive award equal to a percentage of their base salary in the event certain threshold levels are met for economic profit and adjusted earnings per share. The following table sets forth the threshold and target levels for the economic profit and adjusted earnings per share metrics that were applicable for fiscal year 2007 awards:

	Threshold Level		Target Level	Fiscal Year 2007 Results

Economic Profit	$(10 million	)	$10 million	$(10.2 million	)
Adjusted Earnings Per Share	$2.50 per share		$3.50 per share	$3.67 per share

Each executive officer participating in the Incentive Plan is eligible to receive a cash incentive award based on a percentage of his or her base salary, which we call the target bonus opportunity percentage. The target bonus opportunity percentage for each executive officer, except the Chief Executive Officer, is initially set by our Chief Executive Officer, and is based on the executive officer’s experience in their present position and their job responsibilities. Our Chief Executive Officer submits the recommended target bonus opportunity percentages to the Compensation Committee for their review and approval each year. For our Chief Executive Officer, the Compensation Committee determines the target bonus opportunity percentage.

The target bonus opportunity percentages, and the target bonus opportunity amounts, for fiscal year 2007 for our named executive officers were as follows:

	Target Bonus Opportunity Percentage	Target Bonus Opportunity Amount
	(%)	($)
Allen B. King	100	765,000
George C. Freeman, III	100	475,000
W. Keith Brewer	100	365,000
David C. Moore	83	250,000
Hartwell H. Roper	83	285,000
Karen M. L. Whelan	71	180,000

Each year, the Compensation Committee approves percent-of-target performance tables for each performance measure. As company performance deviates from targeted performance, the percentages in the tables increase or decrease at an accelerated rate. Once the economic profit and adjusted earnings per share performance measures have been calculated for the applicable fiscal year, the Compensation Committee compares the calculated performance to the preapproved tables to determine what percentage to apply to the executives’ target bonus opportunity amounts. The Compensation Committee applies the resulting percentage to the target bonus opportunity amount to determine the annual cash incentive award each executive is eligible to receive. The Compensation Committee reserves the right to exercise negative discretion in adjusting any such award, but the Compensation Committee has no discretion to increase the awards. Using our Chief Executive Officer as an example, for fiscal year 2006 we fell short of our threshold levels for economic profit and adjusted earnings per share, and Mr. King received no annual cash incentive award for the year. In fiscal year 2007, we improved economic profit and adjusted earnings per share over the 2006 fiscal year, and although economic profit fell short of the threshold set by the Compensation Committee, adjusted earnings per share exceeded the threshold and the target. The economic profit and adjusted earnings per share performance measures for the year corresponded to 55.9% on the Compensation Committee’s preapproved table. Mr. King’s cash incentive award for fiscal year 2007 was, therefore, 55.9% of his target bonus opportunity amount, or $427,600.

Beginning with fiscal year 2005, the amount of any annual cash incentive award earned above a targeted cash opportunity level determined for each officer, at the mid-point of “conventional” performance for economic profit and adjusted earnings per share, would be paid 50% in cash and 50% in restricted stock with vesting on the third year anniversary of the date of grant, referred to as three-year cliff vesting. Because economic profit and adjusted earnings per share did not reach such levels for the 2005, 2006, or 2007 fiscal years, the Compensation Committee did not award any shares of restricted stock under the Incentive Plan.

3. Long-Term Equity Participation

The Compensation Committee administers Universal Corporation’s 1989, 1997, and 2002 Executive Stock Plans, pursuant to which it has granted to key executive officers SARs, restricted stock units, and options to purchase shares of our Common Stock, based upon a determination of competitive aggregate compensation levels. The primary objectives of issuing such equity awards have been to encourage significant ownership of Common Stock by management and to provide long-term financial incentives linked directly to market performance of our Common Stock. The Compensation Committee believes that significant ownership of Common Stock by senior management is the optimal method to align the interests of management and the shareholders, and our stock incentive program is effectively designed to further this objective.

With the exception of new hires, long-term incentives are awarded annually on a day between two and twelve business days following the public release of our annual earnings. This timing was selected by the Compensation Committee because it enables us to consider the prior year performance of the company and the participants and our expectations for the next performance period, while also guaranteeing that normal awards will be made after we publicly disclose our performance for the year. The awards also are made as early as practicable in our fiscal year in order to maximize the time-period for the incentives associated with the awards. The Compensation Committee’s schedule is determined between six and twelve months in advance, and the proximity of any awards to market events other than earnings announcements is coincidental.

Executive long-term equity participation has historically been in the form of non-qualified stock option grants. In fiscal year 2006, the Compensation Committee re-evaluated the form of its long-term incentive awards, and selected SARs and restricted stock units as the preferred forms of long-term equity participation. The switch to SARs was due in large part to cost efficiencies when we adopted revised Statement of Financial Accounting Standards No. 123, which we refer to as FAS 123R. Restricted stock units were used as a cost effective addition to the compensation mix because such awards did not require the issuance of Common Stock until vesting.

The Compensation Committee, after consulting Mercer Consulting, determined that a portion of our executive officers’ total compensation should be paid in equity awards through our long-term incentive plans. For our named executive officers, such equity awards equal the following target percentage of total compensation:

Allen B. King	50%
George C. Freeman, III	50%
W. Keith Brewer	50%
David C. Moore	45%
Hartwell H. Roper	45%
Karen M. L. Whelan	40%

The Compensation Committee further determined that 50% of the target value of the equity awards should consist of SARs and the remaining 50% of this value should consist of restricted stock units. The Compensation Committee used the 50/50 mix of SARs and restricted stock units because it believes that such mix represents the appropriate balance for our company in rewarding stock appreciation and relative shareholder return. In order to allocate compensation between the two forms of equity participation, the Compensation Committee values restricted stock unit awards at the fair market value on the date of grant of the equivalent number of shares of Common Stock. The Compensation Committee values SARs as equal to 25% of the value of restricted stock units based on a Black-Scholes valuation method. All SARs have a three-year vesting period, with one third of the amount awarded vesting on each annual anniversary of the date of grant. All restricted stock units are awarded with five-year cliff vesting. In addition, our named executive officers have additional vesting restrictions or holding period requirements on their restricted stock unit awards in order to preserve deductibility under Section 162(m) of the Internal Revenue Code.

We have historically assigned an initial value to stock options granted by our Compensation Committee equal to the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the first business day following the date the stock options were granted by the Compensation Committee. This process was followed with the first set of SARs we issued, in June 2006. The Compensation Committee has changed this process for future SAR awards, starting with the May 24, 2007, SAR awards, by assigning an initial value to a SAR equal to the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the date the SAR is granted by the Compensation Committee. The exercise price for SARs is the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the date the SAR is exercised, except for the June 2006 SAR awards for which we used the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the day before exercise. When SARs become exercisable, they may be exercised on a date specified by the executive in writing to our Legal Department or, if no date is specified, then (a) the date of receipt of the executive’s notice of exercise if our Legal Department receives the notice by 2:00 p.m. Eastern, or (b) the first business day following receipt of the executive’s notice of exercise if the executive’s notice is received by our Legal Department after 2:00 p.m. Eastern. Such written notices may only be given to our Legal Department during one of our trading windows.

On June 13, 2006, the Compensation Committee granted SARs and restricted stock units to key executives pursuant to the 2002 Executive Stock Plan. The Compensation Committee granted 265,500 SARs and 66,400 restricted stock units to 20 executives, including the named executive officers. Fiscal year 2007 equity participation awards for each of our named executive officers is set forth in the “Grants of Plan-Based Awards” table on page 30 of this Proxy Statement. On May 24, 2007, the Compensation Committee granted SARs and restricted stock units to key executives pursuant to the 2002 Executive Stock Plan. The Compensation Committee granted 272,800 SARs and 68,200 restricted stock units to 21 executives. The number of SARs and restricted stock units granted to our named executive officers on May 24, 2007, were as follows:

	SARs	Restricted Stock Units
Allen B. King	51,200	12,800
George C. Freeman, III	31,800	7,950
W. Keith Brewer	24,400	6,100
David C. Moore	15,000	3,750
Hartwell H. Roper	17,200	4,300
Karen M. L. Whelan	9,600	2,400

Prior to December 31, 2006, we offered all salaried employees the opportunity to participate in the Employees’ Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Employee Stock Purchase Plan. The Employee Stock Purchase Plan permitted our employees to contribute after-tax income up to $11,000 annually into a qualified stock purchase plan, and the company would match the contributions up to 5% of the employee’s monthly base salary up to an annual maximum of $11,000. Due to limitations under the Internal Revenue Code, certain of our executives were unable to derive the same benefit as others under the Employee Stock Purchase Plan. For those executives, we adopted the Universal Leaf Tobacco Company, Incorporated Supplemental Stock Purchase Plan, which we refer to as the Supplement Stock Purchase Plan. The Supplemental Stock Purchase Plan permitted certain after-tax contributions and employer matching contributions in addition to what would be received under the Employee Stock Purchase Plan. The Supplemental Stock Purchase Plan would pay out in cash all employee contributions and all company contributions, along with any appreciation and earnings on such amounts, at the time of the participant’s death, disability, retirement, or termination. Effective January 1, 2007, we merged the Employee Stock Purchase Plan into our 401(k) savings plan due to administrative burdens raised by the Pension Protection Act of 2006. At the same time, we “froze” participation in the Supplemental Stock Purchase Plan and adopted a fixed, non-discretionary payment schedule. After-tax contributions were distributed to the participants in the fourth quarter of fiscal year 2007. Pre-tax amounts under the Supplemental Stock Purchase Plan will be paid to the participants in the future, at a date not earlier than six months after we froze the plan.

As noted in this Proxy Statement, we believe that it is in the company’s and our shareholders’ best interest to approve and adopt a new stock incentive plan, which we call the Universal Corporation 2007 Stock Incentive Plan. This plan replaces our 2002 Executive Stock Plan. The proposed 2007 Stock Incentive Plan is similar in many respects to the 2002 Executive Stock Plan, but has a number of significant differences. The 2007 Stock Incentive Plan includes performance measures for purposes of satisfying Section 162(m) of the Internal Revenue Code; it contains key changes to ensure future compliance with Section 409A of the Internal Revenue Code; it eliminates provisions from the 2002 Executive Stock Plan that are no longer market practice such as option reloads; and it provides more flexibility in the compensation process to the Compensation Committee by, for example, adding incentive award opportunities to the Plan. For additional information with respect to the 2007 Stock Incentive Plan, please see page 49 of this Proxy Statement.

4. Other Benefits

The Compensation Committee believes employee benefits are an essential component of our competitive total compensation package. These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include health and dental insurance, long-term disability insurance, and our 401(k) savings plan. Our 401(k) savings plan, Employee Stock Purchase Plan, and Supplemental Stock Purchase Plan include a defined company match component, and we have disclosed all company matches for our named executive officers in Column (i), “All Other Compensation”, in the Summary Compensation Table, and separately disclosed each amount in Footnote 6 to that table on page 27 of this Proxy Statement. We discontinued the Employee Stock Purchase Plan and “froze” the Supplemental Stock Purchase Plan during fiscal year 2007 to comply with the Pension Protection Act of 2006. Prior to such actions, we did not match employee contributions under our 401(k) savings plan.

In addition, we provide certain other benefits to our executives, including our named executive officers. The Compensation Committee believes these other benefits provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them. These other benefits are structured to be within the competitive range relative to our peer group. In general, we do not provide our executives with many of the types of perquisites that other companies offer their executives. The additional benefits we provide or have provided to some of our executives consist of the following and are included in the amounts set forth in Column (i), “All Other Compensation”, in the Summary Compensation Table, and separately disclosed in Footnote 6 to that table on page 27 of this Proxy Statement: car allowance, executive insurance program, executive preventative health evaluation program, financial planning and tax preparation services, tax equalization with respect to overseas assignments, use of company aircraft at the incremental cost to the company as calculated in accordance with applicable regulations, and relocation assistance. As noted in Footnote 6 to the Summary Compensation Table, we have discontinued car allowances and executive preventative health evaluations, and are in the process of selling our corporate aircraft, and therefore we no longer offer such perquisites to our executives.

5. Retirement and Post-Termination Compensation

Our named executive officers are covered by a defined benefit retirement plan, a supplemental retirement plan, deferred income plans, and a 401(k) savings plan. They also have Employment Agreements (except Ms. Whelan) addressing a change of control in our company. These items are defined and summarized below. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those benefits, are disclosed in this Proxy Statement where noted below.

A. Defined Benefit Retirement Plan

Our salaried employees, including our named executive officers, participate in a defined benefit retirement plan, the Employees’ Retirement Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Pension Plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination. The Pension Plan also has survivor benefits for participants’ spouses. The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan. The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 with at least 5 years of service. The early retirement benefit is reduced based on the participant’s age and years of service.

Further detail regarding the Pension Plan and disclosure of the estimated value of pension benefits for our named executive officers is set forth in the “Pension Benefits” table and related footnotes beginning on page 33 of this Proxy Statement.

B. Benefit Restoration Plan

To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II, which is defined and discussed below. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement, and benefits under DIP II are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a proportionately equivalent retirement benefit to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. The agreements permit Universal Leaf to fund the trusts on a discretionary basis. On December 29, 2006, we amended the agreements with certain of our executive officers, including our named executive officers. We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula. At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 with at least 5 years of service, but such early retirement benefit is reduced based on the participant’s age and years of service. Participants may elect to retire and receive an early distribution of their retirement benefit without reduction when they reach age 60 and have at least 25 years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis. The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make such payments or it may notify the participant prior to the beginning of a calendar year that no such payment will be made during that year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions. During fiscal year 2007, we deposited the following amounts, less applicable taxes, in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2006, under the Benefit Restoration Plan: Mr. King, $2,341,351; Mr. Freeman, $9,014; Mr. Brewer, $140,886; Mr. D. Moore, $57,340; Mr. Roper, $492,906; and Ms. Whelan, $81,759.

C. Deferred Income Plans

We offer all salaried employees, including our named executive officers, the opportunity to participate in the Employees’ 401(k) Savings Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to an annual contribution limit of $11,250. The company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2007.

In addition, we have two nonqualified deferred compensation plans available to certain of our executives: the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1986, which we refer to as DIP I, and the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1994, which we refer to as DIP II. The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary, as more fully described in the narrative to the table entitled “Nonqualified Deferred Compensation” on page 35 of this Proxy Statement. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.

Participants in DIP I entered into agreements in which they deferred specified amounts from the annual cash incentive awards they received that year. Pursuant to the agreements, those executives received pre-retirement payments equaling four times the total amount deferred. In addition, when the participating executives reach the age of 65 they will receive fixed monthly payments for 15 years starting July 1 of the year after they reach such age. Only two of our named executive officers, Messrs. King and Roper, participated in DIP I. No deferrals have been made into DIP I since 1990.

DIP II is a non-qualified savings plan, with eligibility based on Internal Revenue Code limits on deferrals into the 401(k) Plan. Under DIP II, participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. DIP II is unfunded and unsecured by us and provides the participants a variety of investment options from which to choose, These options are selected by the Pension Investment Committee of the Board of Directors. Ms. Whelan and Messrs. Brewer and Roper were the only named executive officers who deferred income in DIP II in fiscal year 2007.

D. Change of Control Agreements

We do not offer severance agreements to our named executive officers. However, to ensure that we will have the continued dedicated service of certain executives (including Messrs. King, Freeman, Brewer, D. Moore, and Roper) notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control employment agreements, which we call Employment Agreements. The Compensation Committee believes that the Employment Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change in control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change in control.

A “change of control” is defined in the Employment Agreements, but is generally deemed to have occurred if:

•	any individual, entity or group acquires 20% or more of either the outstanding shares of our Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•

we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007 we replaced all existing Employment Agreements with new Employment Agreements. The new Employment Agreements are similar to the original Employment Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts. Our Compensation Committee believes these changes were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of our named executive officers in employment security without unduly burdening us or reducing shareholder value.

The new Employment Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•

contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Employment Agreements, payment could be triggered at the executive’s option);

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The terms and conditions in the Employment Agreements are identical for each executive officer. Our Employment Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer’s normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Employment Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Employment Agreement provides benefits in the event of the executive’s death or disability, or in the event the executive’s employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer’s most recent targeted bonus opportunity under our cash incentive plan and such executive officer’s prior year’s annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer’s normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000. The Employment Agreements are described in more detail below in the section entitled “Potential Payments upon Termination or Change of Control” beginning on page 36 of this Proxy Statement.

REPORT OF THE EXECUTIVE COMPENSATION,

NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE

We have reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

THE EXECUTIVE COMPENSATION, NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE

Jeremiah J. Sheehan, Chairman
Joseph C. Farrell
Charles H. Foster, Jr.
Hubert R. Stallard

June 12, 2007

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee during fiscal year 2007 or as of the date of this Proxy Statement is or has been an officer or employee of us and no executive officer of us served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION

The individuals named below include the Chairman and Chief Executive Officer, the Chief Financial Officer, and the other named executive officers. Information relating to total compensation is provided for the 12-month period ended March 31, 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary[1]	Stock Awards[2]	Option Awards[2]	Non-Equity Incentive Plan Compensation[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[4,5]	All Other Compensation[6]	Total
		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Allen B. King Chairman and Chief Executive Officer	2007	719,375	852,163	567,539	427,600	229,586	142,488	2,938,751

George C. Freeman, III President	2007	332,700	50,124	69,366	265,500	28,010	39,613	785,313

W. Keith Brewer Executive Vice President, Universal Leaf	2007	302,700	38,820	52,027	204,000	354,844	122,249	1,074,640

David C. Moore Vice President and Chief Administrative Officer	2007	262,700	36,071	52,027	139,800	35,012	60,423	586,033

Hartwell H. Roper Vice President and Chief Financial Officer	2007	322,700	214,227	141,884	159,300	278,599	58,298	1,175,008

Karen M. L. Whelan Vice President and Treasurer	2007	239,300	143,838	97,293	100,600	79,378	36,486	696,895

[1]

Salary amounts include cash compensation earned by each named executive officer during fiscal year 2007, as well as any amounts earned in fiscal year 2007 but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2007, including earnings on amounts deferred, please see “Nonqualified Deferred Compensation” beginning on page 35 of this Proxy Statement.

[2]

The amounts represent the expense we recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123R (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, include amounts from awards granted in and prior to fiscal year 2007. These amounts reflect our accounting expense for these awards, and do not correspond to the actual cash value that will be recognized by each of the named executive officers when received. Assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2007, and incorporated by reference into this Proxy Statement. Beginning in fiscal year 2007, fair value expense for stock-based compensation was recognized ratably over the period from grant date to the earlier of (a) the vesting date of the award, or (b) the date the grantee is eligible to retire without forfeiting the award. For employees who are already eligible to retire at the date an award is granted, the total fair value of the award is recognized as expense at the date of grant. Messrs. King and Roper and Ms. Whelan were eligible to retire at the date their SARs and restricted stock units were awarded. Information on individual equity awards granted to the named executive officers in fiscal year 2007 is set forth in the section entitled “Grants of Plan-Based Awards” on page 30 of this Proxy Statement.

[3]

The amounts represent cash awards to the named executive officers under our performance-based annual cash incentive plan for fiscal year 2007, which is discussed in the section entitled “Annual Cash Incentives” beginning on page 19 of this Proxy Statement. While such amounts were earned for fiscal year 2007 performance, they were not paid to the named executive officers until June 8, 2007.

[4]

The amounts represent (i) the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal year 2007 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and (ii) interest accrued to participants’ accounts under DIP I to the extent such interest exceeded 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d). For all named executive officers except Messrs. King and Roper, the amounts only reflect changes in pension value because they had no above market interest earnings for fiscal year 2007. The amount reported for Mr. King includes $222,693 as the change in pension value and $6,893 as the above market interest earned on his DIP I account. The amount reported for Mr. Roper includes $273,052 as the change in pension value and $5,547 as the above market interest earned on his DIP I account. For additional information on our pension plans, please see the section entitled “Retirement and Post-Termination Compensation” on page 23 of this Proxy Statement and the tables entitled “Pension Benefits” on page 33 of this Proxy Statement and “Nonqualified Deferred Compensation” on page 35 of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes, see Note 10 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the year ended March 31, 2007, and incorporated by reference into this Proxy Statement.

[5]

We provide funding payments, less applicable tax withholding, that are used for individual trusts for covered officers with vested accrued benefits under the Benefit Restoration Plan. These amounts are not included in the Summary Compensation Table because they do not represent compensation or earnings to the named executive officers. Instead, these amounts offset benefits otherwise payable by us at the named executive officers’ retirement so they are not intended to increase total promised benefits to a named executive officer. Pursuant to the Benefit Restoration Plan, participants are able to withdraw from their individual trusts current contributions deposited by us provided such withdrawal occurs within ten business days after we make the deposit. During fiscal year 2007, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2006, under our retirement plans as follows: Mr. King, $2,341,352; Mr. Freeman, $9,014; Mr. Brewer, $140,886; Mr. D. Moore, $57,340; Mr. Roper, $492,907; and Ms. Whelan $81,759. Additional information regarding the Benefit Restoration Plan is set forth in the section entitled “Benefit Restoration Plan” on page 23 of this Proxy Statement.

[6]

The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2007. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer, with one exception. The incremental cost for personal use of company aircraft is calculated based on the cost of fuel, crew travel expenses, on-board catering costs, and landing, parking and hangar fees. Since our aircraft was used primarily for business travel in fiscal year 2007, fixed costs that do not change based on personal use, such as pilots’ salaries, were not included in our calculation. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table:

Column (i) Components	A.B. King	G.C. Freeman, III	W.K. Brewer	D.C. Moore	H.H. Roper	K.M.L. Whelan
	($)	($)	($)	($)	($)	($)
Car Allowance(a)	11,250	9,000	9,000	9,000	9,000	7,650
Use of Corporate Aircraft(b)	—	—	—	—	—	—
Professional Fees(c)	3,000	—	—	—	7,209	—
Tax Equalization(d)	—	—	—	29,556	—	—
Executive Insurance(e)	92,269	13,978	30,372	8,732	24,604	$15,792
Relocation(f)	—	—	67,742	—	—	—
Health Program(g)	—	—	—	—	—	—
401(k) Match(h)	9,119	5,385	3,885	3,385	4,135	3,077
ESPP Match(i)	26,850	11,250	11,250	9,750	8,850	6,367
DIP Stock(j)	—	—	—	—	4,500	3,600
TOTALS(k)	142,488	39,613	122,249	60,423	58,298	36,486

(a)	Automobile Allowance. For a number of years, we provided a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance was to make our compensation program competitive with other companies. Effective January 1, 2007, we discontinued our car allowances as part of our efforts to simplify administration and our compensation program. In lieu of these benefits, the named executive officers each received an increase in fiscal year 2007 salary starting in January 2007, with such amounts discounted to mitigate the impact of the benefit costs. The amounts reflected in the table above represent fiscal year 2007 amounts paid to our named executive officers as car allowance prior to discontinuance.
(b)	Company Aircraft. In the past, we have allowed executive management to use the company aircraft provided they reimburse the company for the use of the aircraft, based on a value determined in accordance with applicable Internal Revenue Code regulations. Mr. Freeman used the company aircraft once during fiscal year 2007 and reimbursed us based on our policy. We did not incur any incremental costs associated with his use above what he paid us, so no amounts are included in the table above. During the fourth quarter of fiscal year 2007, we discontinued this perquisite and we have taken steps to dispose of the company aircraft, so no further use of company aircraft is permitted.
(c)	Financial Planning and Tax Preparation Services. Certain of our executives are eligible to be reimbursed for financial planning and tax preparation services they incur during the year, subject to an annual cap of $15,000. In addition, for certain executive management who are U.S. nationals working overseas, we reimburse them for similar tax preparation expenses they incur in connection with the filing of their foreign and United States tax returns. All reimbursed amounts paid to our named executive officers during fiscal year 2007 pursuant to our financial planning and tax preparation policy are individually disclosed in the perquisites table above.
(d)

Tax Equalization. We have a policy applicable to certain United States executives who perform extended international assignments which ensures that their overseas tax liability associated with their assignment does not exceed what it would have been had they remained in the United States. We bear any incremental United States and foreign tax costs associated with the additional overseas allowances and payments the executives receive. Mr. D. Moore recently completed such an international assignment, and tax equalization payments he received during fiscal year 2007 are set forth in the table above. Mr. D. Moore will continue to be covered by the policy until such time that his United States and foreign tax return filings, including amended returns, have been finalized.

(e)	Executive Insurance Program. We provide certain executives with executive life insurance policies in lieu of participation in our standard group life insurance program. The purpose of the executive life insurance program, which we call the Executive Insurance Program, is to provide our executive officers with the opportunity to participate in a policy that the executive officer owns directly and retains after retirement or termination of employment and will provide substantially more post-retirement coverage than the group term plan provides participants. The amounts listed for the Executive Insurance Program represent premiums we paid in fiscal year 2007 for such policies. We pay all premiums on two times covered compensation, which is the same as our group term plan, and the executive officers are required to contribute amounts equal to the income tax on group life insurance coverage in excess of $50,000 at various ages for which they would have paid assuming they had remained in our group term life insurance plan. The executives are eligible to purchase an additional one times covered compensation, at their own expense.
(f)	Relocation Assistance. When extraordinary circumstances arise, we assist executives who are asked to relocate to other areas in which our subsidiaries operate. In these circumstances, determined on a case by case basis by our management, we provide assistance in connection with the relocation in the form of cost reimbursement and the advancement of a housing allowance as deemed appropriate. Mr. Brewer received relocation assistance during fiscal year 2007, and the amount of assistance is set forth in the table above.
(g)	Executive Preventative Health Evaluation Program. For executives at Vice President level and higher with Universal Leaf, we offered a benefit providing a comprehensive annual physical. The program was an assurance to us that the individual was medically fit for his or her responsibilities. The individual benefited from receiving a comprehensive medical evaluation annually, and we covered all medical costs associated with the benefit in excess of what was covered by our medical plan. We discontinued this program effective September 20, 2006. No executives received any benefits under this program during fiscal year 2007.
(h)	401(k) Company Match. Each named executive officer is eligible to participate in the 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. The amounts set forth in the table above for company contributions under the 401(k) Plan are for the final three months of fiscal year 2007, which is when the named executive officers became eligible to participate. Information about the 401(k) Plan is set forth in the section entitled “Deferred Income Plans” beginning on page 24 of this Proxy Statement.
(i)	Employee Stock Purchase Plan Company Match. Each named executive officer was eligible to participate in the Employee Stock Purchase Plan, which offers them an opportunity to contribute income toward the after-tax purchase of our Common Stock and to receive matching contributions from us in the form of Common Stock subject to certain limits. For those named executive officers whose deferrals exceeded the set limits, their remaining matching contributions were provided through the Supplemental Stock Purchase Plan. The amounts above represent company matching contributions for the named executive officers into the Employee Stock Purchase Plan and, except for Ms. Whelan, into the Supplemental Stock Purchase Plan. During fiscal year 2007, we discontinued the Employee Stock Purchase Plan and froze the Supplemental Stock Purchase Plan. Information about the Employee Stock Purchase Plan and Supplemental Stock Purchase Plan is set forth in the section entitled “Long-Term Equity Participation” beginning on page 20 of this Proxy Statement.
(j)	DIP Stock. Deferrals for DIP II reduce the company matching contribution under the Employee Stock Purchase Plan. To help offset the reduction, we provided affected participants a lump sum cash payment equal to the additional company matching contribution the participant otherwise would have received into their Employee Stock Purchase Plan matching account. The amount included for this item in the table above represents the lump sum payments we made in fiscal year 2007.
(k)	Matching Gifts. Each named executive officer is eligible to participate in our matching gifts program in which our charitable foundation matches employees’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per employee. Each of the named executive officers participated in the matching gifts program in amounts equal to or below the maximum amount. The amounts matched have not been included in Column (i) in the Summary Compensation Table.

GRANTS OF PLAN-BASED AWARDS

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended March 31, 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			All Other Stock Awards: Number of Shares of Stock or Units[2]	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Market Price of Option Awards on Grant Date[3]	Grant Date Fair Value of Stock and Option Awards[4]
Name	Grant Date	Threshold	Target	Max.
		($)	($)	($)	(#)	(#)	($/Sh)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(i)	(j)	(k)	(l)	(m)
Allen B. King	5/25/2006	0	765,000	N/A
	6/13/2006				17,500		36.03	36.34	630,525
	6/13/2006					70,000	36.03	36.34	567,700

George C. Freeman, III	5/25/2006	0	475,000	N/A
	6/13/2006				4,000		36.03	36.34	144,120
	6/13/2006					16,000	36.03	36.34	129,760

W. Keith Brewer	5/25/2006	0	365,000	N/A
	6/13/2006				3,000		36.03	36.34	108,090
	6/13/2006					12,000	36.03	36.34	97,320

David C. Moore	5/25/2006	0	250,000	N/A
	6/13/2006				3,000		36.03	36.34	108,090
	6/13/2006					12,000	36.03	36.34	97,320

Hartwell H. Roper	5/25/2006	0	285,000	N/A
	6/13/2006				4,400		36.03	36.34	158,532
	6/13/2006					17,500	36.03	36.34	141,925

Karen M. L. Whelan	5/25/2006	0	180,000	N/A
	6/13/2006				3,000		36.03	36.34	108,090
	6/13/2006					12,000	36.03	36.34	97,320

[1]

Amounts represent potential annual cash incentive awards for fiscal year 2008. The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2007 is reported in Column (g), “Non-Equity Incentive Plan Compensation”, in the Summary Compensation Table on page 27 of this Proxy Statement. For additional information with respect to the annual cash incentive awards under the Incentive Plan, please see the section entitled “Annual Cash Incentives” beginning on page 19 of this Proxy Statement.

[2]

Amounts represent the award of restricted stock units. Each restricted stock unit will convert one-for-one into shares of our Common Stock upon vesting. Additional information with respect to restricted stock unit awards is set forth in the section entitled “Long-Term Equity Participation” beginning on page 20 of this Proxy Statement, and in Column (g) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 31 of this Proxy Statement.

[3]

Each SAR represents the right to receive from us upon exercise an amount, payable in shares of Common Stock, equal to the excess, if any, of the fair market value of one share of Common Stock on the date of exercise over the base value per share. SARs granted during fiscal year 2007 were assigned an initial base value on the date of grant equal to the price of a share of our Common Stock on the trading day next preceding the date of grant. This process is dictated by the 2002 Executive Stock Plan. The 2007 Stock Incentive Plan proposed for approval in this Proxy Statement sets an initial base value of SARs on the date of grant equal to the price of a share of our Common Stock on the date of grant. For additional information with respect to the SAR awards, please see the section entitled “Long-Term Equity Participation” beginning on page 20 of this Proxy Statement.

[4]

Represents the grant date fair value of the award determined in accordance with FAS 123R. Grant date fair value for the restricted stock unit awards is based on the grant date fair value of the underlying shares of Common Stock. Grant date fair value of SARs is $8.11 per share based on a Black-Scholes option pricing model for use in valuing executive stock options. The actual value, if any, that a named executive officer may realize upon exercise of SARs will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a named executive officer will be at or near the value estimated by the Black-Scholes model. The assumptions used in determining the grant date fair values of these awards are set forth in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2007, and incorporated by reference into this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents information concerning the number and value of unvested restricted stock units and unvested and unexercised stock options and SARs for the named executive officers outstanding as of the end of the year ended March 31, 2007.

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable[1]	Number of Securities Underlying Unexercised Options Unexercisable[2]	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2]	Market Value of Shares or Units of Stock That Have Not Vested[3,4]
	(#)	(#)	($)		(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Allen B. King
May 24, 2005	70,000		46.34	23-May-15
December 17, 2004	64,908		48.21	5-Dec-12
June 17, 2004	15,928		47.28	5-Dec-12
June 13, 2006		70,000	36.03	12-Jun-16
May 24, 2005					18,796	1,153,127
June 13, 2006					18,036	1,106,523

George C. Freeman, III
May 24, 2005	10,000		46.34	23-May-15
December 17, 2002	4,144		48.03	5-Dec-12
June 17, 2004	4,144		47.28	5-Dec-12
June 17, 2003	3,506		42.82	5-Dec-12
December 17, 2004	5,671		48.21	5-Dec-12
June 13, 2006		16,000	36.03	12-Jun-16
May 24, 2005					2,685	164,733
June 13, 2006					4,123	252,919

W. Keith Brewer
December 5, 2002	9,000		35.67	5-Dec-12
June 13, 2006		12,000	36.03	12-Jun-16
May 24, 2005					2,148	131,787
June 13, 2006					3,092	189,690

David C. Moore
May 24, 2005	6,000		46.34	23-May-15
December 5, 2002	22,500		35.67	5-Dec-12
June 13, 2006		12,000	36.03	12-Jun-16
May 24, 2005					1,611	98,840
June 13, 2006					3,092	189,690

Hartwell H. Roper
June 13, 2006		17,500	36.03	12-Jun-16
May 24, 2005					4,726	289,929
June 13, 2006					4,535	278,211

Karen M. L. Whelan
June 13, 2006		12,000	36.03	12-Jun-16
May 24, 2005					3,007	184,500
June 13, 2006					3,092	189,690

[1]

Because no options were awarded during fiscal year 2007, the amounts represent options awarded prior to fiscal year 2007. All options held by the named executive officers at March 31, 2007, were fully vested and exercisable.

[2]

Amounts in Column (c) represent unvested SARs. SARs vest within three years of the date of grant, with one-third of the SARs vesting on each anniversary date of the date of grant. For each amount listed in Column (c), one-third vested June 13, 2007, one-third will vest June 13,

2008, and the remaining one-third will vest June 13, 2009. Amounts in Column (g) represent unvested restricted stock units. Restricted stock units have five-year cliff vesting, meaning all restricted stock units vest on the fifth anniversary of the date they are granted. At the time of vesting, restricted stock units are automatically converted into an equal number of shares of Common Stock without restriction except in the case of certain executives who are named executive officers at the time of vesting, in which case shares remain restricted until the executives are no longer named executive officers or they retire. All restricted stock units awarded on May 24, 2005 are scheduled to vest on May 24, 2010, and all restricted stock units awarded on June 13, 2006, are scheduled to vest on June 13, 2011. Restricted stock unit awards accumulate dividend equivalent rights, which track actual dividend amounts and are added to the total number of restricted stock units to be converted into shares of Common Stock at the time of vesting.

[3]	Based on the closing price of $61.35 for our Common Stock, as quoted on the New York Stock Exchange on March 31, 2007, the last trading day of fiscal year 2007.
[4]

We have historically assigned an initial value to stock options granted by our Compensation Committee equal to the closing price of a share of Common Stock as quoted on the New York Stock Exchange on the first trading day following the date of grant. As of May 27, 2007, the Compensation Committee has changed this process for future awards by assigning an initial value to an award equal to the closing price of a share of Common Stock as quoted on the New York Stock Exchange on the date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the exercise of stock options for the named executive officers during the year ended March 31, 2007. There were no other exercises of options, SARs or similar instruments or vesting of stock (including restricted stock units or other similar instruments) for the named executive officers during the year ended March 31, 2007.

	Option Awards
Name	Number of Shares Acquired on Exercise[1]	Value Realized on Exercise[2]
	(#)	($)
(a)	(b)	(c)
Allen B. King	229,429	1,435,168
George C. Freeman, III	28,966	565,832
W. Keith Brewer	8,000	69,000
David C. Moore	—	—
Hartwell H. Roper	173,342	1,332,761
Karen M. L. Whelan	105,040	870,694

[1]

Amounts represent the number of shares of Common Stock underlying stock options exercised during fiscal year 2007. Amounts include shares of Common Stock withheld by us in connection with the cashless exercise of the stock options by the named executive officers. The actual number of shares received by the named executive officers, therefore, is less than the number of shares underlying the stock options exercised.

[2]	Amounts were calculated by determining the difference between the market price of the underlying Common Stock at the time of exercise and the exercise or base price of the stock options.

PENSION BENEFITS

The following table shows the actuarial present value of accumulated benefits under each of our defined benefit plans, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service[1]	Present Value of Accumulated Benefit[2]	Payments During Last Fiscal Year
		(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Allen B. King	Pension Plan	37.67	1,039,946	—
	Benefit Restoration Plan	37.67	15,074,653	—
George C. Freeman, III	Pension Plan	9.50	99,158	—
	Benefit Restoration Plan	9.50	198,172	—
W. Keith Brewer	Pension Plan	18.00	250,410	—
	Benefit Restoration Plan	18.00	672,576	—
David C. Moore	Pension Plan	29.00	466,823	—
	Benefit Restoration Plan	29.00	565,703	—
Hartwell H. Roper	Pension Plan	32.75	814,278	—
	Benefit Restoration Plan	32.75	3,513,710	—
Karen M. L. Whelan	Pension Plan	14.17	379,872	—
	Benefit Restoration Plan	14.17	466,980	—

[1]

We have not granted, and we do not have a policy with respect to granting, extra years of service to named executive officers under the Pension Plan or the Benefit Restoration Plan. Additional information with respect to the Pension Plan and the Benefit Restoration Plan is set forth in the section entitled “Retirement and Post-Termination Compensation” beginning on page 23 of this Proxy Statement.

[2]

Present value was determined assuming retirement at age 65 for the Pension Plan and Benefit Restoration Plan, but at age 60 for the Benefit Restoration Plan with respect to executives who would be eligible to retire at age 60 with 25 years or more of service. The present value calculation used an interest rate consistent with assumptions used for our financial reporting under FASB Statement No. 87, and post-retirement mortality assumption table RP2000 projected to 2010 with white collar adjustment. Other assumptions made in the valuation are discussed in our Annual Report on Form 10-K for the year ended March 31, 2007, in the section entitled “Pension and Other Post-Retirement Plans,” the section entitled “Critical Accounting Assumptions and Estimates,” and in Note 10 to the consolidated financial statements, and are incorporated by reference into this Proxy Statement.

Retirement Benefits

Our named executive officers are covered by the Pension Plan, the Benefit Restoration Plan, deferred income plans, and the 401(k) Plan. They also have Employment Agreements (except Ms. Whelan) addressing a change of control in our company. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those plans, are disclosed in this Proxy Statement.

Defined Benefit Retirement Plan. Our salaried employees, including our named executive officers, participate in the Pension Plan, which is a defined benefit retirement plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination. The Pension Plan also has survivor benefits for the participant’s spouse. The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan. The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 with at least 5 years of service. The early retirement benefit is reduced based on the participant’s age and years of service.

Benefit Restoration Plan. To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement, and benefits under DIP II are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a proportionately equivalent retirement benefit to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. The agreements permit Universal Leaf to fund the trusts on a discretionary basis. On December 29, 2006, we amended the agreements with certain of our executive officers, including our named executive officers. We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula. At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 with at least 5 years of service, but such early retirement benefit is reduced based on the participant’s age and years of service. Participants may elect to retire and receive an early distribution of their retirement benefit without reduction when they reach age 60 and have at least 25 years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis. The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make the payments or it may notify the participant prior to the beginning of the calendar year than no such payment will be made that year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions. The amounts contributed to our named executive officers trusts are set forth in Footnote 5 to the Summary Compensation Table.

NONQUALIFIED DEFERRED COMPENSATION

We offer all salaried employees, including our named executive officers, the opportunity to participate in the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to an annual contribution limit of $11,250. The company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2007.

In addition, we have two nonqualified deferred compensation plans available to certain of our executives: DIP I and DIP II. The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.

Participants in DIP I entered into agreements in which they deferred specified amounts from the annual cash incentive awards they received that year. Pursuant to the agreements, those executives received pre-retirement payments equaling four times the total amount deferred. In addition, when the participating executives reach the age of 65 they will receive fixed monthly payments for 15 years starting July 1 of the year after they reach such age. Only two of our named executive officers, Messrs. King and Roper, participated in DIP I. No deferrals have been made into DIP I since 1990.

DIP II is a non-qualified savings plan, with eligibility based on Internal Revenue Code limits on deferrals into the 401(k) Plan. Under DIP II, participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. DIP II is unfunded and unsecured by us and provides the participants a variety of investment options from which to choose, These options are selected by the Pension Investment Committee of the Board of Directors. Ms. Whelan and Messrs. Brewer and Roper were the only named executive officers who deferred income in DIP II in fiscal year 2007.

The following table presents information concerning our deferred compensation plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

Name	Executive Contributions in Last FY1	Registrant Contributions in Last FY2	Aggregate Earnings in Last FY3	Aggregate Withdrawals/ Distributions[4]	Aggregate Balance at Last FYE[5]
	($)	($)	($)	($)	($)
Allen B. King	—	—	13,099	—	311,715
George C. Freeman, III	—	—	22,461	—	216,329
W. Keith Brewer	50,000	—	40,509	—	369,550
David C. Moore	—	—	38,331	—	351,088
Hartwell H. Roper	67,500	—	116,158	—	1,451,783
Karen M. L. Whelan	95,300	—	166,360	—	1,622,641

[1]

Amounts represent a portion of base salary and annual incentive awards deferred into DIP II. No executive officers deferred compensation in DIP I during fiscal year 2007. Additional information about DIP I and DIP II is set forth in the section entitled “Deferred Income Plans” beginning on page 24 of this Proxy Statement.

[2]	DIP I and DIP II do not provide for company matches or contributions.
[3]

Amounts represent earnings on funds held for named executive officers in DIP II. In addition, amounts for Messrs. King and Roper include interest earned during fiscal year 2007 on DIP I funds, which was $6,893 and $5,547 respectively.

[4]

There were no withdrawals or distributions from DIP I or DIP II for fiscal year 2007. DIP I does not permit withdrawals, and distributions begin when a participant reaches the age of 65. DIP II permits withdrawals under certain circumstances including hardship, and participants may elect to have annual deferrals distributed from DIP II upon reaching age 65, or after a specified number of years after the compensation is deferred.

[5]

Amounts represent the balance at the end of fiscal year 2007 in DIP II for named executive officers. In addition, amounts for Messrs. King and Roper include DIP I account balances, which were $194,511 and $192,953, respectively.

SUMMARY OF TERMINATION PAYMENTS AND BENEFITS

Potential Payments Upon Termination or Change in Control

We do not offer severance agreements to our named executive officers. However, to ensure that we will have the continued dedicated service of certain executives (including Messrs. King, Freeman, Brewer, D. Moore and Roper) notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control employment agreements, which we call Employment Agreements. The Compensation Committee believes that the Employment Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change in control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change in control.

A “change of control” is defined in the Employment Agreements, but is generally deemed to have occurred if:

•	any individual, entity or group acquires 20% or more of either the outstanding shares of our Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•

we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007, we replaced all existing Employment Agreements with new Employment Agreements. The new Employment Agreements are similar to the original Employment Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts. Our Compensation Committee believe these changes were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of our named executive officers in employment security without unduly burdening us or shareholder value.

The new Employment Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•

contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Employment Agreements, payment could be triggered at the executive’s option);

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The terms and conditions in the Employment Agreements are identical for each executive officer. The Employment Agreements provide that the executive officer will have generally the same authority, duties and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer’s normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Employment Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Employment Agreement provides benefits in the event of the executive’s death or disability, or in the event the executive’s employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer’s most recent targeted bonus opportunity under our cash incentive plan and such executive officer’s prior year’s annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer’s normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000.

Severance and Change in Control Benefits for the Named Executive Officers

The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on March 31, 2007, under the circumstances shown. The tables exclude (a) amounts accrued through March 31, 2007, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual cash incentive award for the fiscal year ended March 31, 2007, and (b) vested account balances under the 401(k) Plan, which are generally available to all of our salaried domestic employees.

Summary of Termination Payment and Benefits: Allen B. King

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance[1]	—	—	—	—	—	4,574,700

Acceleration of Equity Awards
Stock Options and SARs[2]	3,900,098	3,900,098	3,900,098	3,900,098	—	3,900,098
Restricted Stock Units[2]	2,259,650	2,259,650	2,259,650	—	—	2,259,650

Qualified Retirement Benefits
Pension Plan[3]	100,926	50,463	120,693	100,926	100,926	100,926

Nonqualified Retirement Benefits
Benefit Restoration Plan[4]	14,766,929	14,766,929	—	14,766,929	14,766,929	14,766,929
Deferred Income Plan II5	117,204	117,204	117,204	117,204	117,204	117,204
Deferred Income Plan I6	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans[7]	—	—	—	—	—	—
Long-Term Disability Plan[8]	—	—	437,700	—	—	—

[1]

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

[2]

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between the market value of the underlying shares of Common Stock as of March 31, 2007, and the exercise price for all unvested options and SARs. Restricted stock units automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2007.

[3]

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2007, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2007, payable for the life of the survivor.

[4]	Amounts represent a lump sum payment at March 31, 2007. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
[5]	Amounts represent a lump-sum payment as elected for all DIP II agreements.
[6]

Pursuant to Mr. King’s DIP I agreements, a monthly benefit of $2,801 will be payable for 15 years, starting July 1 after Mr. King has reached age 65. No benefit would be paid under any specified event in the table on March 31, 2007, because Mr. King was not age 65 on March 31, 2007.

[7]

Mr. King elected a second-to-die life insurance policy through the Executive Insurance Program. The policy is designed to pay nothing on Mr. King’s death and, based on current premiums and assumptions in the policy, it would pay $10,555,899 on the subsequent death of his spouse.

[8]

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2007, which is payable from three different sources: the Pension Plan, Social Security and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: George C. Freeman, III

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance[1]	—	—	—	—	—	2,840,500

Acceleration of Equity Awards
Stock Options and SARs[2]	753,009	753,009	753,009	753,009	—	753,009
Restricted Stock Units[2]	417,652	417,652	417,652	—	—	417,652

Qualified Retirement Benefits
Pension Plan[3]	—	9,718	30,412	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan[4]	273,918	273,918	—	273,918	273,918	273,918
Deferred Income Plan II5	17,160	216,329	216,329	216,329	216,329	216,329

Other Benefits
Health and Welfare Plans[6]	—	1,345,732	—	—	—	—
Long-Term Disability Plan[7]	—	—	292,020	—	—	—

[1]

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

[2]

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between the market value of the underlying shares of Common Stock as of March 31, 2007, and the exercise price for all unvested options and SARs. Restricted stock units automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2007.

[3]

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2007, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2007, payable for the life of the survivor.

[4]	Amounts represent a lump sum payment at March 31, 2007. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
[5]

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

[6]

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2007, plus any cash value accumulated under the life insurance policy. The death benefit also includes an additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. Freeman on an after-tax basis. In case of accidental death, the benefit amount would increase by $2,435,000.

[7]

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2007, which is payable from three different sources: the Pension Plan, Social Security and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: W. Keith Brewer

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance[1]	—	—	—	—	—	2,182,700

Acceleration of Equity Awards
Stock Options and SARs[2]	534,960	534,960	534,960	534,960	—	534,960
Restricted Stock Units[2]	321,476	321,476	321,476	—	—	321,476

Qualified Retirement Benefits
Pension Plan[3]	—	18,914	57,637	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan[4]	848,592	848,592	—	848,592	848,592	848,592
Deferred Income Plan II5	293,490	369,550	369,550	369,550	369,550	369,550

Other Benefits
Health and Welfare Plans[6]	—	1,306,000	—	—	—	—
Long-Term Disability Plan[7]	—	—	398,048	—	—	—

[1]

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

[2]

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between the market value of the underlying shares of Common Stock as of March 31, 2007, and the exercise price for all unvested options and SARs. Restricted stock units automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2007.

[3]

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2007, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2007, payable for the life of the survivor.

[4]	Amounts represent a lump sum payment at March 31, 2007. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
[5]

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

[6]

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2007, plus any cash value accumulated under the life insurance policy. In case of accidental death, the benefit amount would increase by $2,991,000.

[7]

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2007, which is payable from three different sources: the Pension Plan, Social Security and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: David C. Moore

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance[1]	—	—	—	—	—	1,644,500

Acceleration of Equity Awards
Stock Options and SARs[2]	971,700	971,700	971,700	971,700	—	971,700
Restricted Stock Units[2]	288,530	288,530	288,530	—	—	288,530

Qualified Retirement Benefits
Pension Plan[3]	—	31,229	92,947	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan[4]	684,884	684,884	—	684,884	684,884	684,884
Deferred Income Plan II5	44,429	351,088	351,088	351,088	351,088	351,088

Other Benefits
Health and Welfare Plans[6]	—	965,247	—	—	—	—
Long-Term Disability Plan[7]	—	—	199,325	—	—	—

[1]

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

[2]

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between the market value of the underlying shares of Common Stock as of March 31, 2007, and the exercise price for all unvested options and SARs. Restricted stock units automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2007.

[3]

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2007, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2007, payable for the life of the survivor.

[4]	Amounts represent a lump sum payment at March 31, 2007. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
[5]

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

[6]

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2007, plus any cash value accumulated under the life insurance policy. The death benefit also includes any additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. D. Moore on an after-tax basis. In case of accidental death, the benefit amount would increase by $1,612,000.

[7]

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2007, which is payable from three different sources: the Pension Plan, Social Security and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Hartwell H. Roper

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance[1]	—	—	—	—	—	1,874,700

Acceleration of Equity Awards
Stock Options and SARs[2]	443,100	443,100	443,100	443,100	—	443,100
Restricted Stock Units[2]	568,140	568,140	568,140	—	—	568,140

Qualified Retirement Benefits
Pension Plan[3]	82,566	41,283	106,992	82,566	82,566	82,566

Nonqualified Retirement Benefits
Benefit Restoration Plan[4]	3,672,699	3,672,699	—	3,672,699	3,672,699	3,672,699
Deferred Income Plan II5	618,651	1,258,830	1,258,830	1,258,830	1,258,830	1,258,830
Deferred Income Plan I6	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans[7]	—	1,491,612	—	—	—	—
Long-Term Disability Plan[8]	—	—	198,480	—	—	—

[1]

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

[2]

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between the market value of the underlying shares of Common Stock as of March 31, 2007, and the exercise price for all unvested options and SARs. Restricted stock units automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2007.

[3]

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2007, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2007, payable for the life of the survivor.

[4]	Amounts represent a lump sum payment at March 31, 2007. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
[5]

Amount in Column (a) represents a first payment of annual payments plus a lump-sum payment for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

[6]

Pursuant to Mr. Roper’s DIP I agreements, a monthly benefit of $3,631 will be payable for 15 years, starting July 1 after Mr. Roper has reached age 65. No benefit would be paid under any specified event in the table on March 31, 2007, because Mr. Roper was not age 65 on March 31, 2007.

[7]

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2007, plus any cash value accrued under the life insurance policy. In case of accidental death, the benefit amount would increase by $1,655,000.

[8]

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2007, which is payable from three different sources: the Pension Plan, Social Security and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Karen M. L. Whelan

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	—	—	—	—	—	—

Acceleration of Equity Awards
Stock Options and SARs[1]	303,840	303,840	303,840	303,840	—	303,840
Restricted Stock Units[1]	374,190	374,190	374,190	—	—	374,190

Qualified Retirement Benefits
Pension Plan[2]	33,354	16,677	44,415	33,354	33,354	33,354

Nonqualified Retirement Benefits
Benefit Restoration Plan[3]	636,266	636,266	—	636,266	636,266	636,266
Deferred Income Plan II4	172,507	1,622,641	1,622,641	1,622,641	1,622,641	1,622,641

Other Benefits
Health and Welfare Plans[5]	—	880,260	—	—	—	—
Long-Term Disability Plan[6]	—	—	177,480	—	—	—

[1]

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between the market value of the underlying shares of Common Stock as of March 31, 2007, and the exercise price for all unvested options and SARs. Restricted stock units automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2007.

[2]

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2007, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2007, payable for the life of the survivor.

[3]	Amounts represent a lump sum payment at March 31, 2007. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
[4]

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

[5]

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2007, plus any cash value accumulated under the life insurance policy. In case of accidental death, the benefit amount would increase by $1,480,000.

[6]

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2007, which is payable from three different sources: the Pension Plan, Social Security and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

EQUITY COMPENSATION INFORMATION

Shares of Common Stock are authorized for issuance with respect to our compensation plans. The following table sets forth information as of March 31, 2007, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[1]
Equity compensation plans approved by shareholders:
1989 Executive Stock Plan	17,153	$38.20
1997 Executive Stock Plan	113,534	36.02
1994 Amended and Restated Stock Option Plan for Non-Employee Directors	31,000	35.57
2002 Executive Stock Plan	796,128	42.17	515,576	[2]
Equity compensation plans not approved by shareholders[3]	—	—

Total	957,815	$41.16	515,576

[1]	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants, and rights.
[2]

The 2002 Executive Stock Plan permits grants of stock options and stock appreciation rights, and awards of Common Stock, restricted stock, and phantom stock/restricted stock units. Of the 515,576 shares of Common Stock remaining available for future issuance under that plan, 464,400 shares are available for awards of Common Stock or restricted stock.

[3]	All of our equity compensation plans have been approved by shareholders.

DIRECTORS’ COMPENSATION

The following table presents information relating to total compensation for our non-employee directors for fiscal year 2007:

Name	Fees Earned or Paid in Cash[1]	Stock Awards[2,3]	Option Awards[4]	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings[5]	All Other Compensation[6]	Total
	($)	($)	($)	($)	($)	($)	($)
John B. Adams, Jr.	67,500	44,075	—	—	—	—	111,575
Chester A. Crocker	61,500	44,075	—	—	—	—	105,575
Joseph C. Farrell	78,000	44,075	—	—	—	—	122,075
Charles H. Foster, Jr.	70,500	44,075	—	—	—	—	114,575
Thomas H. Johnson	73,500	44,075	—	—	—	—	117,575
Eddie N. Moore, Jr.	73,500	44,075	—	—	—	—	117,575
Jeremiah J. Sheehan	87,500	44,075	—	—	—	—	131,575
Hubert R. Stallard	83,000	44,075	—	—	—	—	127,075
Walter A. Stosch	75,500	44,075	—	—	—	—	119,575
Eugene P. Trani	73,500	44,075	—	—	—	—	117,575

[1]

Represents fees earned before deferral of any amounts into the Outside Directors’ 1994 Deferred Income Plan, which we refer to as the Directors’ DIP. Amounts deferred into the Directors’ DIP during fiscal year 2007 are set forth below in Footnote 5 to this table. Additional information concerning the Directors’ DIP is set forth in the narrative on page 46 of this Proxy Statement.

[2]

Amounts shown represent the dollar amounts of the expense recognized in fiscal year 2007 for financial statement reporting purposes in accordance with FAS 123R for restricted stock awards to non-employee directors, and, accordingly, include amounts from awards granted during and prior to fiscal year 2007. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee directors. The assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2007, and are incorporated by reference into this Proxy Statement.

[3]

Each non-employee director was awarded 1,000 shares of restricted stock on August 1, 2006. The grant date fair value of the award for each director was $35,060, based on the closing price of $35.06 for our Common Stock as quoted on the New York Stock Exchange on the grant date. As of March 31, 2007, the aggregate amount of restricted stock held by each non-employee director was as follows: Mr. Adams held 3,400 shares; Mr. Crocker held 2,700 shares; and the remaining non-employee directors each held 4,100 shares.

[4]

No options were awarded during fiscal year 2007, and no compensation expense was recognized for any non-employee director in fiscal year 2007 for financial reporting purposes. Instead, the following table sets forth the total number of option awards held by each non-employee director, and the weighted average exercise price for each director’s total options held, as of March 31, 2007:

Name	Total Options Held	Weighted Average Exercise Price of Total Options Held
		($)
John B. Adams, Jr.	4,000	44.91
Chester A. Crocker	2,000	46.70
Joseph C. Farrell	7,000	40.90
Charles H. Foster, Jr.	4,000	44.91
Thomas H. Johnson	7,000	40.50
Eddie N. Moore, Jr.	8,000	39.03
Jeremiah J. Sheehan	10,000	37.12
Hubert R. Stallard	11,000	37.19
Walter A. Stosch	8,000	39.03
Eugene P. Trani	6,000	41.88

[5]

We do not maintain any defined benefit or actuarial plans for non-employee directors. The non-employee directors did not earn above-market or preference earnings on compensation they deferred into the Directors’ DIP. The following table presents information concerning the Directors’ DIP, which provides for the deferral of compensation on a basis that is not tax qualified.

Name	Director Contributions in FY 2007	Registrant Contributions FY 2007[a]	Aggregate Earnings in FY 2007	Aggregate Withdrawals/ Distributions[b]	Aggregate Balance at 2007 FYE
	($)	($)	($)	($)	($)
John B. Adams, Jr.	—	—	—	—	—
Chester A. Crocker	40,000	—	6,778	—	77,630
Joseph C. Farrell	—	—	73,881	—	254,007
Charles H. Foster, Jr.	62,500	—	122,287	—	669,576
Thomas H. Johnson	—	—	—	—	—
Eddie N. Moore, Jr.	—	—	—	—	—
Jeremiah J. Sheehan	—	—	172,029	—	405,652
Hubert R. Stallard	72,000	—	96,822	—	759,580
Walter A. Stosch	—	—	—	—	—
Eugene P. Trani	36,750	—	29,688	—	321,740

[a]	We do not match non-employee director deferrals or otherwise contribute to the Directors’ DIP.
[b]

There were no withdrawals or distributions from the Directors’ DIP. The Directors’ DIP permits withdrawals under certain circumstances including hardship, and participants elect to have annual deferrals distributed after a specified number of years after the compensation is deferred.

[6]

None of the directors received perquisites, personal benefits, or other compensation in excess of $10,000 for fiscal year 2007. Mr. E. Moore used the company aircraft twice during fiscal year 2007 and reimbursed us based on our aircraft use policy. We did not incur any incremental costs associated with his use of the aircraft above what he paid us, so no amounts are included in the table above. In addition, we maintain life insurance policies which fund our Directors’ Charitable Contribution Program. We did not incur any costs with respect to the insurance policies during fiscal year 2007.

Director Compensation

Each director who is not an officer receives an annual retainer of $40,000, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,500 for each committee meeting attended. In addition, the Chairman of each of the Audit Committee, the Compensation Committee, and the Pension Investment Committee receives an annual retainer of $10,000, $5,000 and $5,000, respectively. A non-employee director may elect to receive his annual retainer in cash, shares of Common Stock, or an option to purchase such shares. If option payment is elected, the number of shares of Common Stock covered by the option is determined by dividing the Black-Scholes value per share on the date of grant into 125% of the cash value of the annual retainer.

The Directors’ DIP permits a non-employee director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the director in certain investment options we offer. In 1998, this plan was amended to add a deferred stock unit fund to the investment options available under the plan. Each deferred stock unit represents a hypothetical share of Common Stock and fluctuates in value with the market price of the stock. The portion of a director’s deferral account that is invested in the deferred stock unit fund is increased by the number of deferred stock units that could be purchased with Common Stock dividends paid by Universal. With respect to investment options other than the deferred stock unit fund, we may, but are not required to, invest the deferred amounts in a company-owned life insurance product with parallel investment options. Subject to certain restrictions, the director may elect at the time of deferral to take cash distributions, in whole or in part, from his deferral account either prior to or following termination of service.

Until fiscal year 2005, each non-employee director received an annual award of 700 shares of restricted Common Stock following each Annual Meeting pursuant to the Restricted Stock Plan for Non-Employee Directors and the 2002 Executive Stock Plan. No director was authorized to receive in the aggregate more than 2,100 shares of restricted Common Stock under these plans. Restrictions on awards under these plans expire in the event the director becomes disabled, dies, retires, is not nominated for reelection, or is not reelected. The number of shares previously issued to non-employee directors will be adjusted for stock dividends, stock splits, and certain other corporate events that may occur in the future. In addition, until fiscal year 2005, each non-employee director received an option to purchase 2,000 shares of Common Stock on the first business day following each Annual Meeting under the 1994 Stock Option Plan for Non-Employee Directors and the 2002 Executive Stock Plan. The exercise price of all such options is the fair market value of the Common Stock on the date of grant. All of the options became exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled, or resigns from, or does not stand for reelection to, the Board of Directors. The options previously granted will be adjusted for stock dividends, stock splits, and certain other corporate events that may occur in the future.

During fiscal year 2006, our Compensation Committee modified the annual awards and grants provided to non-employee directors following each Annual Meeting. Pursuant to the 2002 Executive Stock Plan, non-employee directors received annual restricted stock grants equating in value to $70,000 in fiscal year 2007, with the number of shares granted, rounded to the nearest 50, determined by the closing market price of the stock on the trading day that next preceded the 2006 Annual Meeting. The number of shares so determined was intended to serve as the amount to be granted for subsequent years until re-evaluated by the Compensation Committee on a periodic basis. Due to the significant increase in our Common Stock share price during fiscal year 2007, the Compensation Committee decided to re-evaluate the number of shares on an annual basis. The number of units of annual restricted stock grants will remain value driven, so the target value for restricted stock grants remains $70,000. The grants, however, will now be calculated annually based on the daily, volume weighted, average price of Common Stock for the period of June 1 to July 31, with the resulting share grant number rounded to the nearest 50. This process will be followed to calculate the annual restricted stock grants to be awarded to non-employee directors on the day next preceding the 2007 Annual Meeting, and will be repeated for subsequent years until re-evaluated by the Compensation Committee on a periodic basis.

As part of our overall program of charitable giving, we offer the directors the opportunity to participate in a Directors’ Charitable Contribution Program, or the Charitable Program. The Charitable Program is funded by life insurance policies purchased by us on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to us. We, however, will donate up to $1,000,000 in aggregate to one or more qualifying charitable organizations recommended by that director. We make donations in ten equal annual installments, with the first installment to be made at the later of the director’s retirement from the Board of Directors or age 72; the remaining nine installments are paid annually beginning immediately after the director’s death.

Each director is also eligible to participate in our matching gifts program in which we match directors’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per director.

CERTAIN TRANSACTIONS

Our Board of Directors has adopted a related person transaction policy that governs the review, approval or ratification of covered related person transactions. Our Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if:

•	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;

•	the transaction is approved by the disinterested members of the Board of Directors; or

•	the transaction involves compensation approved by our Compensation Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the Chairman) approves only those related person transactions that are in, or are not inconsistent with, Universal Corporation’s best interests and the best interests of our shareholders, as the Audit Committee (or the Chairman) determines in good faith.

For purposes of this policy, “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Universal Corporation (or any of our subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is defined as:

•	any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors,

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities,

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner, and

•

any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

There have been no transactions since the beginning of fiscal year 2007 between our directors or officers, either directly or indirectly, and us, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to us.

PROPOSAL TWO

APPROVAL OF THE

UNIVERSAL CORPORATON 2007 STOCK INCENTIVE PLAN

The Board of Directors has adopted and recommends that the shareholders approve the Universal Corporation 2007 Stock Incentive Plan, referred to herein as the 2007 Plan. Our experience with stock options and other stock-based incentives has convinced the Board of Directors of the important role of these types of awards in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in us.

The 2007 Plan succeeds and replaces the Universal Corporation 2002 Executive Stock Plan, referred to herein as the 2002 Plan, under which all but 255,460 shares authorized for issuance have been reserved by us for outstanding grants and awards as of June 19, 2007. The 2007 Plan differs from the 2002 Plan in a number of significant ways. The 2007 Plan includes:

•	the addition of stock units and incentive awards as types of awards that are available;

•	the addition of a definition of “performance measures” to set forth potential criteria for performance-based awards;

•	the elimination of the re-load option in connection with stock option exercises; and

•	changes to satisfy Section 409A of the Internal Revenue Code.

The complete text of the 2007 Plan is set forth in Exhibit 1 to this Proxy Statement. The following general description of the principal features of the 2007 Plan is qualified in its entirety by reference to Exhibit 1.

General Information

The 2007 Plan authorizes the Compensation Committee to make one or more of the following awards and grants to officers, directors, and employees who are designated by the Compensation Committee:

•	stock awards;

•

stock units, which are stock-denominated awards that will entitle the participant to receive a payment for each unit, in cash, common stock, or a combination of cash and common stock equal to the fair market value of a share of common stock;

•

incentive awards, which are cash-denominated awards that will entitle the participant to receive a payment in cash, common stock, or stock units, or a combination of cash, common stock, or stock units;

•	options qualifying as either incentive stock options or non-qualified stock options; and

•	stock appreciation rights.

The Compensation Committee administers the 2007 Plan, and we bear all expenses of administering it.

No determination has been made as to which of the persons eligible to participate in the 2007 Plan will receive awards under the 2007 Plan, and, therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

If the shareholders approve the 2007 Plan, we will be authorized to issue under the 2007 Plan up to 2,000,000 shares of Common Stock plus any remaining shares under the 2002 Plan. Shares will be considered to be issued under the 2007 Plan only when the shares are actually issued to a participant. Additionally, any shares that are forfeited under the 2002 Plan or the 2007 Plan and not issued because of the cancellation, termination, or expiration of a grant or award will become available for issuance under the 2007 Plan. The 2007 Plan provides that not more than 500,000 shares of Common Stock are available for grants of stock awards, stock units, and/or incentive awards.

The 2007 Plan provides that, if there is a stock split, stock dividend, or other event that affects our capitalization, appropriate adjustments will be made in the number of shares that may be issued and the number of shares and price of all outstanding grants and awards made before such event. The 2007 Plan also provides that no award may be granted before August 7, 2007, or after August 6, 2017

On June 19, 2007, the closing price for a share of our Common Stock on the New York Stock Exchange was $61.68. Through that date, an aggregate of 38,900 shares of unvested restricted stock, 192,838 shares of Common Stock associated with unvested restricted stock units, and 281,302 exercisable non-qualified stock options and stock-settled stock appreciation rights were covered by outstanding grants and awards under the 2002 Plan. In addition, as of June 19, 2007, there were 255,460 shares of Common Stock available for grants and awards that may be issued under the 2002 Plan.

Grants and Awards under the 2007 Plan

The principal features of awards under the 2007 Plan are summarized below.

Stock Options. The 2007 Plan permits the grant of incentive stock options, which qualify for special tax treatment, and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. The period in which an option may be exercised will be determined by the Compensation Committee on the date of grant, but will not exceed 10 years in the case of an incentive stock option. Payment of the option exercise price may be in cash or, if the award agreement provides, by surrendering previously owned shares of Common Stock or by our withholding of shares of Common Stock upon exercise. The 2007 Plan also permits us to “cash out” any outstanding option by paying the optionee the fair market value of the shares of Common Stock underlying the option less the applicable option exercise price.

Stock Appreciation Rights. Stock appreciation rights may be granted either independently or in combination with underlying stock options. Each stock appreciation right will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the stock appreciation right’s initial value.

Stock Awards. The Compensation Committee may also grant stock awards that entitle the participant to receive shares of Common Stock. A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to the satisfaction of performance objectives, including those described below, or such other conditions set forth in the grant agreement. The Compensation Committee may, in its discretion, make a stock award that is not forfeitable and is free of any restrictions on transferability.

Stock Units. The Compensation Committee may also award stock units, which are awards stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the Compensation Committee and set forth in the award agreement, cash, shares of Common Stock, or a combination of cash and Common Stock. The performance objectives that apply to a stock unit award may be based on the performance criteria described below.

Incentive Awards. Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the Compensation Committee and set forth in the award agreement are satisfied. The performance objectives that apply to an incentive award may be based on the performance criteria described below. To the extent that incentive awards are earned, our obligation will be settled in cash, shares of Common Stock, the grant of stock units, or a combination of the three. The 2007 Plan provides that no person may receive incentive award payments in any calendar year of more than $2,500,000 for awards with performance periods of one year, or more than the product of $200,000 and the number of months in the performance period for awards with performance periods of more than one year.

Performance Criteria

The performance objectives stated with regard to an award may be based on one or more of the following performance criteria:

•     net income;

•     basic or diluted earnings per share;

•     net revenues;

•     gross profit;

•     income before income taxes;

•     earnings before interest and taxes;

•     earnings before interest, taxes, depreciation, and amortization;

• economic profit; • free cash flow; • operating income; • return on assets; • return on funds employed; • return on equity; and • the price of Common Stock

Performance objectives may be established on a company-wide basis, on the basis of smaller units of us, or relative to the performance of other companies. Measurement of the performance objectives may exclude, as determined by the Compensation Committee, the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to us of grants and awards under the 2007 Plan are summarized below.

Nonqualified Stock Options. Nonqualified stock options granted under the 2007 Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. We will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options. An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, we may not deduct any amount in connection with the incentive stock option.

Stock Appreciation Rights. There are no immediate federal income tax consequences to a participant when a stock appreciation right is granted. Instead, the participant realizes ordinary income upon exercise of a stock appreciation right in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. We will be entitled to deduct the same amount as a business expense at the time.

Stock Awards. The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, we will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Stock Units. A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock units.

Incentive Awards. A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Common Stock/Cash Payments. The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the 2007 Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Performance-Based Compensation. Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” We believe that grants of options and stock appreciation rights under the 2007 Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the 2007 Plan is approved by the shareholders. Stock awards, incentive awards, and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.

State tax consequences may in some cases differ from those described above. Grants and awards under the 2007 Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

Upon approval by our shareholders, the 2007 Plan will be effective as of August 7, 2007, and will expire on August 6, 2017, unless terminated earlier by the Board of Directors. Grants and awards issued before the 2007 Plan expires or is terminated may extend beyond the expiration or termination date. The Board of Directors may amend the 2007 Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under any applicable law, rule, or regulation. Except for adjustments that result from events that affect our capitalization, the 2007 Plan prohibits any repricing of options or stock appreciation rights without shareholder approval. In any calendar year, no individual may receive grants and awards under the 2007 Plan that represent more than 200,000 shares of our Common Stock.

The 2007 Plan provides that grants and awards under the plan generally are nontransferable except by will or by the laws of descent and distribution. The Compensation Committee may grant non-qualified stock options that are transferable if such transfer is not made for value, specifically provided for in an option or stock appreciation right agreement, and subject to applicable securities laws requirements.

Vote Required

The 2007 Plan must be approved by the affirmative vote of a majority of the votes cast by holders of record of Common Stock. Under applicable New York Stock Exchange listing standards, the total votes cast on the proposal must also represent over 50% of all shares of our Common Stock outstanding on the record date. Shareholders may direct that their votes be cast for or against the proposal, or shareholders may abstain from this proposal. The New York Stock Exchange listing standards consider abstentions to be votes cast for purposes of this proposal, so abstentions will have the same effect as votes cast against this proposal. Broker non-votes are not considered votes cast and will not affect the outcome of the vote, provided that the votes cast on this proposal represent over 50% of the outstanding shares of Common Stock on the record date.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL TWO.

PROPOSALS THREE, FOUR AND FIVE

On May 17, 2007, the Board of Directors unanimously approved, and recommended that our shareholders approve, amendments to our Articles of Incorporation that will eliminate the requirement of a shareholder vote in those circumstances where the VSCA otherwise permits the Board of Directors to take action without a shareholder vote as discussed more thoroughly in “Proposal Three – Approval of Amendments to Our Amended and Restated Articles of Incorporation to Eliminate the Requirements of a Shareholder Vote in Those Circumstances Where the Virginia Stock Corporation Act Otherwise Permits the Board of Directors to Take Action Without a Shareholder Vote” on the following page. The Board of Directors is also proposing to amend our Articles of Incorporation to revise the indemnification and limitation on liability provisions as discussed more thoroughly in “Proposal Four — Approval of Amendments to Our Amended and Restated Articles of Incorporation to Revise the Indemnification and Limitation on Liability Provisions of the Articles of Incorporation” on page 55 of this Proxy Statement and to make certain technical amendments as discussed more thoroughly in “Approval of Amendments to Our Amended and Restated Articles of Incorporation to Make Certain Technical Amendments to our Amended and Restated Articles of Incorporation” on page 56 of this Proxy Statement. The Articles of Incorporation, as amended by the amendments proposed in Proposals Three, Four and Five, is attached as Exhibit 2 to this Proxy Statement.

Upon shareholder approval of any of Proposals Three, Four, or Five, we will file articles of restatement with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) to reflect these amendments.

Reasons for the Amendments set forth in Proposals Three, Four and Five

In July 2005, amendments to the VSCA became effective for Virginia stock corporations. The amendments covered a number of areas of corporate law, including but not limited to, shareholder appraisal rights, director conflicts of interest, preemptive rights, and indemnification of officers and directors. In light of these amendments, the Board of Directors considered whether our Articles of Incorporation should be updated to reflect the new provisions of the VSCA. In addition, the Board of Directors considered whether our Articles of Incorporation should be updated to reflect prior revisions to Virginia law and our current needs. As a result of this review, the Board of Directors determined that it was in the best interests of the shareholders to amend the Articles of Incorporation in the manner described in Proposals Three, Four and Five.

PROPOSAL THREE

APPROVAL OF AMENDMENTS TO OUR

AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE REQUIREMENT OF A SHAREHOLDER VOTE IN THOSE CIRCUMSTANCES WHERE THE VIRGINIA STOCK CORPORATION ACT OTHERWISE PERMITS THE BOARD OF DIRECTORS TO TAKE ACTION WITHOUT A SHAREHOLDER VOTE

The Amendments Related to Proposal Three

The exact terms of the amendments described in this Proposal Three may be found in Article VI of the attached Exhibit 2, with deletions indicated by strikeouts and additions indicated by underlining.

Article VI, paragraph 10 of the Articles of Incorporation states that, except as provided elsewhere in our Articles of Incorporation, any amendment to the Articles of Incorporation, any merger or consolidation with any person or sale, lease, or exchange of all or substantially all of our assets and property other than in the usual and regular course of business, and any reclassification of securities or recapitalization of us, must be approved by the affirmative vote of a majority of the shares outstanding and entitled to vote at a shareholders’ meeting. The proposed amendment adds a proviso to Article VI, paragraph 10 to eliminate the requirement of a shareholder vote in those circumstances where the VSCA otherwise permits the Board of Directors to take action without a shareholder vote. The amendment therefore allows our Board of Directors to engage in transactions that Virginia law generally permits without requiring shareholder approval. For example, following approval of the amendment, shareholder approval would not be required for us to enter into certain merger transactions—in particular, mergers with subsidiaries where we own at least 90% of the voting power of the subsidiary (under Virginia Code Section 13.1-719) and holding company mergers (under Virginia Code Section 13.1-719.1).

Procedure for Effecting Amendments

If the amendment described in this Proposal Three is approved by the shareholders, then promptly following such approval, our officers will be directed to file the Articles of Incorporation, as amended, with the SCC. The proposed amendments will become effective upon the issuance of a certificate of restatement by the SCC.

Vote Required

To become effective, the amendment described in this Proposal Three must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL THREE.

PROPOSAL FOUR

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO REVISE THE INDEMNIFICATION AND LIMITATION ON LIABILITY PROVISIONS OF THE ARTICLES OF INCORPORATION

The Board of Directors is proposing to amend our Articles of Incorporation to revise the indemnification and limitation on liability provisions of the Articles of Incorporation.

Reasons for the Amendments set forth in Proposal Four

The revisions that were made to Article 10 of the VSCA, which is the Article on indemnification of directors, officers, and employees, modified the definitions of directors and officers, eliminated the requirement to make a preliminary determination of indemnification eligibility prior to the advancement of expenses of litigation to any director or officer, revised the manner in which determinations of indemnification and authorizations of payment shall be made by the corporation, and clarified the ability of a corporation to pay or reimburse expenses incurred by a director or officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party to the proceeding. As a result of the legislative changes, the Board of Directors determined that it was appropriate to amend the indemnification provisions in the manner set forth in the Articles of Incorporation, as amended, to conform to the changes in the VSCA. The effect of the amendments is to maintain the full extent of indemnification of officers and directors permitted by Virginia law.

The Amendments Related to Proposal Four

The proposed amendments will largely rewrite Article VIII of the Articles of Incorporation. In paragraph 1 of Article VIII, definitions of the terms “expenses,” “liability,” “party,” and “proceeding” have been added to provide an explanation of terms used in the Article. Paragraphs 2 through 7 of Article VIII have been revised to incorporate revisions made to the VSCA and to clarify and update the indemnification rights of directors, officers, employees, and agents. A new paragraph 8 has been added to explain that references in Article VIII to directors, officers, employees, and agents include all persons who formerly occupied any of those positions and to clarify that the indemnification under Article VIII is not exclusive. New paragraph 9 of Article VIII provides that each provision in the Article is severable, so that if a court finds a portion of the Articles to be invalid, the court would have to consider the remaining valid portions of the Article.

The limitation on liability of directors and officers in Article VIII, paragraph 1 of the Articles of Incorporation has been moved to a new Article IX of the Articles of Incorporation, as amended, and revised to provide that, to the full extent that Virginia law permits, a director or officer shall not be liable to us or our shareholders for any monetary damages. The current provision in Article VIII limits the liability of directors and officers to no more than $1.00.

The exact terms of the amendments described in this Proposal Four may be found in Article VIII and IX of the attached Exhibit 2, with deletions indicated by strikeouts and additions indicated by underlining.

Procedure for Effecting Amendment

If the amendment described in this Proposal Four is approved by the shareholders, then promptly following such approval, our officers will be directed to file the Articles of Incorporation, as amended, with the SCC. The proposed amendments will become effective upon the issuance of a certificate of restatement by the SCC.

Vote Required

To become effective, the amendment described in this Proposal Four must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL FOUR.

PROPOSAL FIVE

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MAKE CERTAIN TECHNICAL AMENDMENTS TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors is proposing to amend our Articles of Incorporation to make certain technical amendments to our Articles of Incorporation.

The Amendments Related to Proposal Five

Article IV Amendments

Our Board of Directors determined that the authorization for the 8% Cumulative Preferred Stock contained in Article IV of the Articles of Incorporation was no longer needed by us as authorized capital. All of the shares of 8% Cumulative Preferred Stock have been retired and are no longer issued and outstanding. Our Board of Directors may issue new shares of preferred stock from the authorization of 5,000,000 shares of Additional Preferred Stock in the Articles of Incorporation. As a result, the authorization for the 8% Cumulative Preferred Stock and other references to it have been removed from the Articles of Incorporation, as amended.

To date, our Board of Directors has designated a total of 500,000 shares of Additional Preferred Stock as Series A Junior Participating Preferred Stock and a total of 220,000 shares of Additional Preferred Stock as Series B 6.75% Convertible Perpetual Preferred Stock. The Series A Junior Participating Preferred Stock is reserved for issuance in connection with our shareholder rights plan. As of June 19, 2007, there were 220,000 shares of Series B 6.75% Convertible Perpetual Preferred Stock issued and outstanding. We believe that the remaining authorization of Additional Preferred Stock is adequate for our purposes. Other than the elimination of references to the 8% Cumulative Preferred Stock, there are no changes in the designations for the Series A and Series B Preferred Stock in the Articles of Incorporation, as amended. The Articles of Incorporation, as amended, reflect the addition of the designation of the Series B 6.75% Convertible Perpetual Preferred Stock from the Articles of Amendment filed with the SCC in March 2006 and does not represent a change in the Articles of Incorporation. There are no deletions or additions to the designation as part of the proposed amendment to the Articles of Incorporation.

The Articles of Incorporation, as amended, delete from Article IV provisions relating to the types of consideration that may be received as payment for our capital stock, the limitation on liability in connection with subscription contracts, and the provisions relating to the disposal of stocks or bonds for such consideration as we may determine. Under the VSCA, our Board of Directors is authorized to issue shares of capital stock for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation and to determine in good faith that the consideration received or to be received for the shares is adequate. The adoption of the Articles of Incorporation, as amended, will conform our authority to issue shares to the provisions of the VSCA. In addition, subscription contracts are subject to the VSCA and, under the Articles of Incorporation, as amended, any limitation on liability may be addressed in the subscription contracts at the discretion of our Board of Directors.

The provisions of Article IV relating to our payment of dividends have been revised and moved to Article VI, paragraph 6 of the Articles of Incorporation, as amended.

Article VI Amendments

Article VI, paragraph 3 of the Articles of Incorporation currently provides that our Board of Directors may, before the issue of any new or additional stock, determine that all or any part of the issuance will be offered first to existing shareholders on a pro rata basis, but in the absence of such determination the new or additional shares may be dealt with by the Board of Directors in its best judgment. Article VI, paragraph 3 of the Articles of Incorporation, as amended, clarifies that no holder of outstanding shares of any class of capital stock shall have any preemptive right to subscribe for or purchase shares of our capital stock or other securities, whether now or hereafter authorized, or any warrants, rights, or options to purchase any such stock or security, or any obligations convertible into such stock or security. The amendment does not limit the ability of the Board of Directors in its discretion to grant to shareholders pro rata rights to purchase shares of capital stock in connection with a rights offering or other similar offering.

Article VI, paragraph 6 of the Articles of Incorporation currently provides that the Board of Directors may set apart, from the net earnings or surplus profits of the corporation, an amount of profits as working capital, or as a reserve or surplus fund to cover depreciation or losses, or to meet liabilities or contingencies or for any other corporate purpose. Article VI, paragraph 6 of the Articles of Incorporation, as amended, deletes this provision as unnecessary since the Board has such authority in the absence of the provision. In addition, Article VI, paragraph 6 of the Articles of Incorporation, as amended, now provides for the declaration of annual, semi-annual, quarterly, or monthly dividends by the Board of Directors in its discretion, subject to any limitations contained in our Bylaws, at such times as may be fixed in the Bylaws or, if no time is fixed, at such time as may be declared by the Board of Directors. The former provisions relating to declaration of dividends by the Board of Directors contained in Article IV of the Articles of Incorporation were moved to Article VI and revised to delete the requirement that dividends be paid out of our “surplus or net earnings.” The effect of the amendment is that dividends may be lawfully declared by the Board of Directors under Virginia law unless, as a result of the distribution, we would not be able to pay our debts as they become due in the usual course of business or our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Article VI, paragraph 7 of the Articles of Incorporation currently provides that we may apply surplus earnings or cumulated profits to the purchase or acquisition of our stock, bonds or other securities and obligations. Article VI, paragraph 7 of the Articles of Incorporation, as amended, deletes the limitation that we may purchase our securities only from “surplus earnings or cumulated profits.” This limitation is not a requirement of Virginia law and is not required to be stated in our Articles of Incorporation. The provisions of Article VI, paragraph 7 relating to the determination of “profits” for purposes of declaring and paying dividends is unnecessary in light of the revisions to the dividend provisions in Article VI, paragraph 6, as described above, and therefore have been deleted.

The exact terms of the amendments described in this Proposal Five may be found in Article IV and VI of the attached Exhibit 2, with deletions indicated by strikeouts and additions indicated by underlining.

Procedure for Effecting Amendment

If the amendment described in this Proposal Five is approved by the shareholders, then promptly following such approval, our officers will be directed to file the Articles of Incorporation, as amended, with the SCC. The proposed amendments will become effective upon the issuance of a certificate of restatement by the SCC.

Vote Required

To become effective, the amendment described in this Proposal Five must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL FIVE.

AUDIT INFORMATION

The six members of the Audit Committee are independent as that term is currently defined in the listing standards of the New York Stock Exchange.

Fees of Independent Auditors

Ernst & Young LLP (“Ernst & Young”) served as our independent registered public accounting firm for the fiscal years ended March 31, 2007 and 2006. The aggregate amounts of fees billed to us by Ernst & Young for those years were as follows:

	Fiscal Year 2007	Fiscal Year 2006
Audit Fees Includes fees associated with the integrated audit of our financial statements and internal controls over financial reporting, review of our Annual Report on Form 10-K, reviews of our interim financial statements and Quarterly Reports on Form 10-Q, statutory audits, other attestation services related to regulatory filings, and comfort letters related to the issuance of securities.	$3,034,702	$4,195,755

Audit-Related Fees Includes fees for services that are reasonably related to the review of our financial statements that are not reported under the category “Audit Fees”. These services include employee benefit plan audits, consultation and advice related to management’s assessment of internal controls over financial reporting (2006), audit services related to a business divestiture (2007), procedures related to a potential violation of the Foreign Corrupt Practices Act (2007), and other accounting consultation.	$329,346	$272,503

Tax Fees Includes fees for corporate tax compliance, expatriate employee tax compliance, tax advice, and tax planning.	$187,837	$150,123

All Other Fees Includes assistance in completing certain governmental filings in countries outside the United States. The Audit Committee has concluded that the services covered under this category are compatible with maintaining Ernst & Young’s independence with respect to Universal Corporation.	$45,720	$20,459

Audit fees in fiscal year 2007 were lower than in fiscal year 2006 due to our sale of a significant portion of our non-tobacco operations.

Pre-approval Policies and Procedures

We have guidelines in place regarding the engagement of our independent auditors to perform services for us. All audit and non-audit services provided by an independent auditing firm (including its member accounting and law firms outside the United States) to us or any of our wholly owned or majority-owned affiliates must be pre-approved by the Audit Committee. All audit and non-audit services listed above were pre-approved by the Audit Committee pursuant to the terms of our pre-approval policies and procedures.

A detailed report of all audit and non-audit services planned for the fiscal year is presented to the Audit Committee for its consideration, discussion, and approval. In addition, the Audit Committee pre-approves a spending account to pay the fees for unplanned audit and non-audit services that do not exceed specified dollar thresholds and are consistent in nature and scope with the planned services. The Chairman of the Audit Committee has pre-approval authority with respect to further additional services that exceed the dollar thresholds or are not consistent in nature or scope with the planned services. All services paid through the spending account or pre-approved by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

Management is responsible for Universal Corporation’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Universal Corporation’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Universal Corporation and its management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to Universal Corporation is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Universal Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or presentation of the information contained in the audited financial statements.

Audit Committee
Walter A. Stosch, Chairman
John B. Adams, Jr.
Thomas H. Johnson
Eddie N. Moore, Jr.
Jeremiah J. Sheehan
Eugene P. Trani

Richmond, Virginia

May 29, 2007

The Audit Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our other filings and/or the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2008. Ernst & Young audited our consolidated financial statements for the fiscal years ended March 31, 2007, and March 31, 2006. Representatives of Ernst & Young will be present at the Annual Meeting, will be available to respond to appropriate questions, and may make a statement if they so desire.

PROPOSALS FOR 2008 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2008 Annual Meeting must cause such proposal to be delivered, in proper form, to our Secretary at the address provided on page 5 of this Proxy Statement no later than February 29, 2008, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. We anticipate holding the 2008 Annual Meeting on August 5, 2008.

Our Bylaws and Corporate Governance Guidelines also prescribe the procedure a shareholder must follow to nominate directors, and our Bylaws prescribe the procedure a shareholder must follow to bring other business, before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of August 5, 2008, for the 2008 Annual Meeting, we must receive such notice no later than June 6, 2008, and no earlier than May 7, 2008. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of our Bylaws or Corporate Governance Guidelines, without charge, upon written request to our Secretary at the address provided on page 5 of this Proxy Statement. The Corporate Governance Guidelines can also be obtained, free of charge, by visiting the “Investor – Corporate Governance” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govGuidelines.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access of Proxy Materials and Annual Reports

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2007, are available on our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=IROL-sec. Paper copies of these documents may be requested by contacting Investor Relations at the address or phone number provided on page 4 of this Proxy Statement.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The Securities and Exchange Commission rules permit us to deliver a single Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. We will deliver promptly upon written or oral request a separate Proxy Statement and Annual Report to a shareholder at a shared address that only received a single set of such materials for this year. If a shareholder would prefer to receive his or her own copy of the Proxy Statement and Annual Report, he or she may request the materials by contacting our Secretary at the address or phone number provided on page 5 of this Proxy Statement.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

OUR 2007 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2007 (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT THE ADDRESS OR PHONE NUMBER PROVIDED ON PAGE 4 OF THIS PROXY STATEMENT OR BY VISITING OUR INTERNET WEBSITE AT HTTP://PHX.CORPORATE-IR.NET/PHOENIX.ZHTML?C=89047&P=IROL-SEC.

By Order of the Board of Directors

Preston D. Wigner, Secretary

EXHIBIT 1

UNIVERSAL CORPORATION

2007 STOCK INCENTIVE PLAN

Article I

DEFINITIONS

1.1.	Affiliate means any “subsidiary” or “parent corporation” (within the meaning of Section 424 of the Code) of the Company.

1.2.	Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

1.3.	Award means an award of Stock Units, a Stock Award or an Incentive Award.

1.4.	Board means the Board of Directors of the Company.

1.5.	Code means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

1.6.	Commission means the Securities and Exchange Commission or any successor agency.

1.7.	Committee means the Executive Compensation, Nominating and Corporate Governance Committee of the Board.

1.8.	Common Stock means the Common Stock of the Company.

1.9.	Company means Universal Corporation.

1.10.	Disability, with respect to a Participant, means “disability” as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed.

1.11.	Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

1.12.	Fair Market Value of a share of Common Stock as of any given date means the closing sale price of a share of Common Stock on the New York Stock Exchange Composite Tape on such date, or if the Common Stock was not traded on such date, then the next succeeding date that the Common Stock was traded on such exchange, in either case as reported by such source as the Committee may select.

1.13.	Grant means the grant of an Option or an SAR, or both.

1.14.	Incentive Award means a cash-denominated Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a payment, in (i) cash, (ii) Common Stock, (iii) Stock Units or (iv) a combination of cash, Common Stock or Stock Units.

1.15.	Incentive Stock Option means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

1.16.	Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in an Agreement.

Exhibit 1 - Page 1

1.17.	Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.18.	Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.19.	Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

1.20.	Participant means an officer, director or employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

1.21.	Performance Measure means one or more of the following selected by the Committee to measure Company and/or business unit performance: net income; basic or diluted earnings per share; net revenues; gross profit; income before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic profit; free cash flow; operating income; return on assets; return on funds employed; return on equity; and the price of Common Stock; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and, if so determined by the Committee prior to the expiration of the performance period, adjusted, to the extent permitted under Section 162(m) of the Code, to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. Performance Measure may vary from performance period to performance period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

1.22.	Plan means the Universal Corporation 2007 Stock Incentive Plan.

1.23.	Prior Plan means the Universal Corporation 2002 Executive Stock Plan.

1.24.	Rule 16b-3 means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

1.25.	SAR means a stock appreciation right granted pursuant to this Plan that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR.

1.26.	Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.4 hereof.

1.27.	Stock Award means Common Stock awarded to a Participant pursuant to Article IX.

1.28.	Stock Unit means an award stated with reference to a share of Common Stock that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment. At the Committee’s discretion, the Participant’s rights in Stock Units may be forfeitable or otherwise restricted and may be paid in cash, Common Stock or a combination of cash or Common Stock.

1.29.	Subsidiary means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or an entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

Exhibit 1 - Page 2

Article II

PURPOSES

The Plan is intended to assist the Company in recruiting and retaining officers, directors and employees with ability and initiative by enabling such persons who contribute significantly to the Company or an Affiliate to participate in its future success and to better align their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Stock Awards, Stock Units and Incentive Awards, and the grant of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article III

ADMINISTRATION

The Plan shall be administered by the Committee. No Person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a “non-employee director” as defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) of the Code, and an “independent director” within the meaning of any applicable listing requirement of the New York Stock Exchange applicable to the Committee. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of a Stock Award, Incentive Award or award of Stock Units, including, by way of example and not of limitation, requirements that a Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or financial return. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which a Stock Award may become transferable or nonforfeitable or both; provided, however, that if an Award is subject to Code section 409A, any acceleration must satisfy the requirements of such Code section. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom provided such modifications are permitted by Code section 409A, if applicable.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

Article IV

ELIGIBILITY

4.1.	General. Any officer, director or employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the performance of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof. Employee and non-employee directors of the Company are eligible to participate in this Plan.

4.2.

Grants and Awards. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee

Exhibit 1 - Page 3

shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR); provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). An SAR may be granted with or without a related Option. All Grants or Awards issued under this Plan shall be evidenced by Agreements, which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options or related SARs (under all Incentive Stock Option plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. A Participant may not receive Grants and Awards under this Plan with respect to more than 200,000 shares of Common Stock during any calendar year.

4.3.	Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

4.4.	Qualification of Incentive Stock Option under Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article V

STOCK SUBJECT TO PLAN

5.1.	Maximum Number of Shares to be Issued. Subject to the adjustment provisions of Article XII and the provisions of (a) and (b) of this Section 5.1, up to 2,000,000 shares of Common Stock plus any shares remaining under the Prior Plan on the effective date may be issued under the Plan. In addition to such authorization, the following shares of Common Stock may be issued under the Plan:

(a)	Shares of Common Stock that are forfeited under the Prior Plan and shares of Common Stock that are not issued under the Prior Plan because of the cancellation, termination or expiration of Grants and Awards, and/or other similar events under the Prior Plan shall be available for issuance under this Plan.

(b)	Shares of Common Stock that are forfeited under the Plan and shares of Common Stock that are not issued under the Plan because of the cancellation, termination or expiration of Grants and Awards and/or other similar events under the Plan, shall be available for issuance under the Plan.

Subject to the adjustment provisions of Article XII, not more than 500,000 shares of Common Stock shall be issued under this Plan pursuant to Stock Awards, Stock Units or Incentive Awards.

Subject to the foregoing provisions of this Section 5.1, if a Grant or an Award may be paid only in shares of Common Stock, or in either cash or shares of Common Stock, the shares of Common Stock shall be deemed to be issued hereunder only when and to the extent that payment is actually made in shares of Common Stock.

5.2.	Independent SARs. Upon the exercise of an SAR granted independently of an Option, the Company may deliver to the Participant authorized but previously unissued Common Stock, cash, or a combination thereof as provided in Section 8.6. The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of Section 5.1. hereof.

Exhibit 1 - Page 4

Article VI

OPTION PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.

Article VII

EXERCISE OF OPTIONS AND SARS

7.1.	Maximum Option Period or SAR Period. The period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted and any SAR related to an Incentive Stock Option may not be exercised after the expiration of the underlying Incentive Stock Option. The term of exercisability of any Option may not be extended or renewed except as may be permitted by Code section 409A.

7.2.	Non-Transferability of Options and SARs. Non-Qualified Stock Options and SARs may be transferable by a Participant and exercisable by a person other than a Participant, but only to the extent such transfer is not made for value, specifically provided for in an Option or SAR Agreement and subject to applicable securities laws requirements. Incentive Stock Options and any related SARs, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

7.3.	Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary Disability, or other reasons shall not be deemed interruptions of continuous employment.

Article VIII

METHOD OF EXERCISE

8.1.	Exercise. Subject to the provisions of Articles VII and XIII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or SAR. The exercise of an Option shall result in the termination of any related SAR to the extent of the number of shares with respect to which the Option is exercised.

8.2.	Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price may be made by surrendering (by either actual delivery or attestation) already owned shares of Common Stock to the Company and the payment of applicable minimum statutory withholding taxes may be made by the Company withholding whole shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such minimum statutory withholding taxes. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

Exhibit 1 - Page 5

8.3.	Shareholder Rights. No Participant shall have any rights as to shareholder of the Company with respect to shares subject to his Option or SAR until the date he exercises his Option or SAR.

8.4.	Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a “cashless exercise” of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith. The Committee may permit a Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current Fair Market Value to the minimum statutory withholding taxes due.

8.5.	Cashing Out of Option. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the Option Price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.

8.6.	Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be delivered upon the exercise of an SAR.

Article IX

STOCK AWARDS

9.1.	Award. In accordance with the provisions of Article IV, the Committee will designate persons to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such Award or Awards.

9.2.	Vesting. The Committee, on the date of the Award, may prescribe that the Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to the satisfaction of performance objectives, including performance objectives stated with reference to Performance Measures, or such other conditions as may be set forth in an Agreement. Subject to the provisions of Article XIII hereof, the Committee may award a Stock Award to a Participant which is not forfeitable and is free of any restrictions on transferability.

9.3.	Shareholder Rights. Prior to their forfeiture (in accordance with the terms of the Agreement and shares of Common Stock granted pursuant to a Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.

Exhibit 1 - Page 6

Article X

STOCK UNITS

10.1	Award. Pursuant to this Plan or an Agreement establishing additional terms and conditions, the Committee may designate each individual to whom an awards of Stock Units is to be made and will specify the number of Stock Units covered by the Award.

10.2	Earning the Award. The Committee, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee and set forth in the Agreement, including performance objectives stated with reference to Performance Measures.

10.3	Shareholder Rights. No Participant shall, as a result of receiving a Stock Unit Award, have any of the rights of a shareholder with respect to such Stock Unit Award until and to the extent such Stock Units are earned and settled in shares of Common Stock.

10.4	Payment. At the Committee’s discretion, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. Fractional shares shall be deliverable when an Award of Stock Units is earned.

10.5	Nontransferability. A Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution and the Participant’s right or interest in a Stock Unit Award may not be liable for, or subject to, any lien, obligation or liability of such Participant.

Article XI

INCENTIVE AWARDS

11.1.	Award. The Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $2,500,000. With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $200,000 and (ii) the number of months in the performance period.

11.2.	Terms and Conditions. The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Measures. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries or the Participant achieve stated objectives, including objectives stated with reference to Performance Measures.

11.3.	Payment. In the discretion of the Committee, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

11.4.	Nontransferability. Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Exhibit 1 - Page 7

11.5.	Employee Status. If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.6.	Shareholder Rights. No Participant shall, as a result of receiving an Incentive Award, have any rights as to shareholder of the Company or any Subsidiary on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

Article XII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this Article XII by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

Article XIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIV

GENERAL PROVISIONS

14.1	Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

14.2	Unfunded Plan. The Plan, insofar as it provides for a Grant or an Award, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an Award under this Plan.

Exhibit 1 - Page 8

14.3	Rules of Construction. Headings are given to the articles and sections of this Plan solely for ease of reference and are not to be considered in construing the terms and conditions of the Plan. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.4	Rule 16b-3 Requirements. Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any Grant or Award, and the Board may amend the Plan in any such respects, as they may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (b) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

14.5	Amendment, Modification, and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. No termination, amendment, or modification of the Plan, other than pursuant to Section 14.4 herein, shall in any manner adversely affect any Grant or Award theretofore issued under the Plan, without the written consent of the Participant. The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant’s written consent except an amendment provided for or contemplated in the terms of the Grant or Award, an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3, or an amendment to make an adjustment under Article XII.

14.6	Repricing of Options and SARs. An Option or SAR may not be repriced without the approval of the shareholders of the Company after the date of grant of such Option or SAR. For this purpose, a repricing means any of the following (or such other action that has the same effect as any of the following): (a) amending the terms of an Option or SAR to reduce the exercise price of such Option or the grant price of an SAR; (b) taking any action that is treated as a repricing under generally accepted accounting principles; and (c) repurchasing for cash or canceling an Option or SAR in exchange for another Award at a time when the exercise price of such Option or grant price of such SAR is greater than the Fair Market Value of Common Stock, unless the cancellation and exchange occurs in connection with an event set forth in Article XII. Such cancellation and exchange is considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

14.7	Governing Law. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

14.8	Successors and Assigns. All obligations of the Company under the Plan, with respect to Grants and Awards issued hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

14.9	Effect on Prior Plans and Other Compensation Arrangements. The adoption of this Plan shall have no effect on Grants and Awards made or to be made pursuant to the Prior Plans and the Company’s other compensation arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its officers, directors or employees.

Exhibit 1 - Page 9

14.10	Limitation of Implied Rights. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Except for those rights in Stock Awards specifically set forth in subsection 9.3 hereof, a Participant shall have only a contractual right to the Stock or amounts if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award or Grant under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

14.11	Duration of Plan. No Grant or Award may be issued under this Plan before August 7, 2007, or after August 6, 2017. Grants and Awards issued on or after August 7, 2007, but on or before August 6, 2017, shall remain valid in accordance with their terms.

14.12	Effective Date. This Plan has been approved by the Board, effective as of August 7, 2007, and by the shareholders of the Company entitled to vote at the 2007 Annual Meeting of the Shareholders.

Exhibit 1 - Page 10

EXHIBIT 2

Note: The following Amended and Restated Articles of Incorporation of Universal Corporation is marked to show changes proposed by the Board of Directors. Deletions are indicated by strikeouts and additions are indicated by underlining. The designation of the Series B 6.75% Convertible Perpetual Preferred Stock, including exhibits, that is included in the text was separately added to our charter by Articles of Amendment filed with the Virginia State Corporation Commission in March 2006 and therefore is shown below as an addition to the amended and restated document. However, there are no amendments being proposed to the Series B preferred stock designation as part of the current amendment and restatement of the Amended and Restated Articles of Incorporation.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

UNIVERSAL CORPORATION

I.

The name of the Corporation is Universal Corporation.

II.

The principal office of the Corporation shall be in the City of Richmond, State of Virginia.

III.

The purpose for which the Corporation is organized is to transact any lawful business not required by law to be specifically stated in these Articles of Incorporation.

IV.

The maximum amount of capital stock of the Corporation shall be one hundred five million ~~seventy-five thousand (105,075,000) shares, of which seventy-five thousand (75,000) shares, of the par value of One Hundred Dollars ($100.00) each and a total par value of Seven Million Five Hundred Thousand Dollars ($7,500,000), shall be eight percent (8%) Cumulative Preferred Stock (“8% Preferred Stock”),~~(105,000,000) shares, of which five million (5,000,000) shares, without par value, shall be Additional Preferred Stock, and one hundred million (100,000,000) shares, without par value, shall be Common Stock.

The minimum amount of the capital stock of the Corporation shall be not less than one hundred (100) shares of ~~8% Preferred Stock,~~ Additional Preferred Stock~~,~~ or Common Stock, or any combination thereof.

At any time and from time to time, for such ~~considerations~~ consideration as may be fixed by the Board of Directors of the Corporation, any and all shares of ~~8% Preferred Stock,~~ Additional Preferred Stock and Common Stock of the Corporation, at the time authorized but not issued and outstanding, may be issued and disposed of by the Board of Directors of the Corporation in any lawful manner, consistently, in the case of shares of ~~8% Preferred Stock or~~ Additional Preferred Stock, with the requirements set forth in the provisions of these Articles of Incorporation applicable to the ~~8%~~Additional Preferred Stock ~~or the Additional Preferred Stock~~.

Exhibit 2 - Page 1

A. Additional Preferred Stock

~~The 8% Preferred Stock shall entitle the holders thereof of record to receive out of any surplus or net profits of the Corporation cumulative dividends thereon at the rate of eight percent (8%) per annum, payable on the first days of January and July in each year, but the Board of Directors may declare said dividends in monthly or quarterly installments, which dividends shall be payable in preference and priority to the payment of any dividend upon the Additional Preferred Stock or the Common Stock. In the event that the surplus or net profits of the Corporation shall not in the judgment of the Board of Directors be sufficient in any such period to pay such dividends upon the 8% Preferred Stock at the rate of eight percent (8%) per annum or if in the judgment of the Board of Directors it shall not be advisable to apply said surplus or net profits to dividends upon the 8% Preferred Stock, then so much of said dividends as are not paid shall cumulate from dividend period to dividend period and from year to year, and such cumulated dividends shall bear interest at the rate of six percent (6%) per annum from the respective dates on which they should have been paid until paid, and no dividends shall be declared on Additional Preferred Stock or Common Stock until dividends so unpaid and cumulated upon the 8% Preferred Stock, together with interest thereon as aforesaid, shall have been fully paid.~~

~~Except only as otherwise provided in the provisions of these Articles of Incorporation applicable to the Additional Preferred Stock, until default shall have been made in the payment of dividends on 8% Preferred Stock for four dividend periods of six months each, and such default shall have continued for sixty days after the first day of January or July, as the case may be, upon which the said dividends for the fourth period became due, the exclusive voting power shall be vested in the Common Stock of the Corporation, the holders thereof being entitled to one vote for each share of Common Stock at all meetings of the shareholders of the Corporation, but no voting power shall be vested in the holders of 8% Preferred Stock.~~

~~In the event of default in the payment of dividends upon 8% Preferred Stock for four dividend periods of six months and such default shall have continued for sixty days after the first day of January or July, as the case may be, upon which said dividends for the fourth period became due, then the right of the holders of Common Stock or Additional Preferred Stock to vote at meetings of the shareholders shall cease and the exclusive voting power in all meetings of the shareholders shall pass to, and become vested in the holders of 8% Preferred Stock and shall remain in the holders of 8% Preferred Stock until all dividends in arrears shall have been paid in full, with interest, and two additional dividends for periods of six months each shall have likewise been paid on the respective due dates above named. The holder of each and every share of 8% Preferred Stock shall during such period be entitled to one vote for each share of said 8% Preferred Stock at all meetings of the shareholders of the Corporation. In the event that all cumulated dividends upon the 8% Preferred Stock and interest on same shall have been paid in full and two additional dividends for periods of six months shall have been likewise paid on said 8% Preferred Stock as aforesaid, the right of the holders of 8% Preferred Stock to vote shall cease and the exclusive voting power in all meetings of the shareholders shall revest in the Common Stock, and the Additional Preferred Stock to the extent that shares of such Additional Preferred Stock are granted voting rights, and shall remain in the holders of Common Stock and Additional Preferred Stock as aforesaid until another such default shall have occurred. The right of the holders of 8% Preferred Stock to vote as aforesaid shall become vested in the holders of said stock whenever and as often as default in the payment of dividends on 8% Preferred Stock shall occur as hereinbefore declared.~~

~~If the exclusive voting power shall have become vested in the holders of 8% Preferred Stock and the Corporation shall fail within a further period of two years to earn a sufficient amount applicable to dividends to discharge all cumulated dividends on the 8% Preferred Stock of the Corporation, with interest on said dividends, then upon a favorable vote of not less than two-thirds in interest of the holders of 8% Preferred Stock at a meeting of the shareholders called for the purpose after due notice as required by the Bylaws of the Corporation, or if no notice is provided in the Bylaws, then as required by law, a resolution may be adopted providing that unless the holders of the Common Stock or the Additional Preferred Stock, or someone for them, shall by a date fixed in said resolution, which date shall be not less than ninety days from the date of said meeting, redeem all of the 8% Preferred Stock then outstanding by paying the par value thereof with all cumulated dividends and interest thereon, the Corporation shall be dissolved and its assets distributed as herein provided.~~

~~Upon the adoption of such resolution a copy thereof shall forthwith be mailed to each holder of Common Stock and Additional Preferred Stock at said holder’s last known post office address as same appears upon the stock~~

Exhibit 2 - Page 2

~~book and ledger of the Corporation, and said resolution shall likewise be published in a newspaper of general circulation in the City of Richmond, Virginia, once a week for four successive weeks. If the holders of Common Stock or Additional Preferred Stock, or someone for them, shall not, on or before the date fixed in said resolution, redeem all of the 8% Preferred Stock, then outstanding as hereinbefore stated, the holders of 8% Preferred Stock shall have the power and may, with or without the consent of the Common Stock or Additional Preferred Stock, upon the vote of not less than two-thirds in interest of the holders of said 8% Preferred Stock at a meeting called for the purpose, of which meeting notice shall be given as required by law, proceed to dissolve the Corporation and to liquidate and distribute the assets thereof in accordance with the provisions hereof in the manner provided by the laws of the Commonwealth of Virginia.~~

~~In the event of default in payment of dividends on 8% Preferred Stock for four periods of six months each and such default shall have continued for sixty days after the first day of January or July, as the case may be, upon which said dividends for the fourth period became due, it shall be the duty of the Secretary of the Corporation to notify the holders of 8% Preferred Stock and the Common Stock and Additional Preferred Stock by notice mailed to each shareholder at the last known post office address, as the same appears on the stock book and stock ledger of the Corporation, and to call a meeting of the holders of 8% Preferred Stock. When the meeting of the holders of 8% Preferred Stock has been duly convened, pursuant to notice aforesaid, which shall be given in accordance with the Bylaws of the Corporation, or if no notice be provided in the Bylaws then in accordance with the provisions of the laws of the Commonwealth of Virginia, the holders of said 8% Preferred Stock may elect a new Board of Directors in whole or in part and take control of the organization and management of the Corporation. At such meeting, it shall be conclusively presumed that the officers and Directors of the Corporation theretofore elected have presented their resignations to said meeting and the acceptance of said resignations by such meeting shall immediately vacate the offices and the positions on the Board of Directors theretofore held by the persons whose resignations are accepted by said meeting.~~

~~No amendment to the Articles of Incorporation of the Corporation affecting the rights of the 8% Preferred Stock shall be adopted, except with the consent of two-thirds in interest of the outstanding 8% Preferred Stock, which consent shall be given by a vote of the holders of the 8% Preferred Stock in the meeting of the shareholders called to authorize said amendment.~~

~~In the event of the liquidation or dissolution of the Corporation or the distribution of the assets of the Corporation, whether voluntary or involuntary, the holders of the 8% Preferred Stock shall be entitled to receive the par value of the shares held by them, together with all cumulated dividends thereon, with interest on such cumulated dividends, out of the surplus funds or assets of the Corporation before any payment shall be made to the holders of the Additional Preferred Stock or the Common Stock. After the payment in full of the 8% Preferred Stock and the satisfaction of the rights of all holders of shares of Additional Preferred Stock, or the deposit in trust of money adequate for such satisfaction, the remaining assets shall be applied to the Common Stock.~~

~~The Additional Preferred Stock and the Common Stock shall be subject to the prior rights of the holders of 8% Preferred Stock both as to dividends and assets as herein declared. If after paying or providing for the payment of full dividends for any six months on the 8% Preferred Stock, together with any dividends which may be in arrears for the preceding years, there shall remain any surplus net profits, any and all such surplus net profits may, in the discretion of the Board of Directors as herein declared be applied to dividends on the Additional Preferred Stock and the Common Stock as from time to time shall be declared by said Board; provided that the declaration and payment of a dividend on the Additional Preferred Stock or the Common Stock shall not reduce the accumulated surplus to an amount less than twenty percent (20%) on the 8% Preferred Stock issued and outstanding, it being intended that no dividend shall be paid on the Additional Preferred Stock or the Common Stock until there has been accumulated a surplus equal to twenty percent (20%) on the 8% Preferred Stock issued and outstanding, and that such surplus, when so accumulated shall not be thereafter reduced below such figure by the declaration and payment of a dividend on the Additional Preferred Stock or the Common Stock.~~

~~The Board of Directors of the Corporation may, subject to the limitations contained in these Articles of Incorporation, and in the Bylaws adopted by the Corporation, declare annual, semi-annual, quarterly or monthly dividends out of the surplus or net earnings, at such times as may be fixed by the Bylaws, or if no time is so fixed, at such time as may be declared by the Board of Directors.~~

Exhibit 2 - Page 3

~~Subscriptions to the capital stock of the Corporation may be paid in money, land or other property, real or personal, stocks, bonds, leases, options, patent rights or other rights or easements, contracts, labor or services; and there shall be no individual or personal liability on any subscriber beyond the obligation to comply with such terms as he may have agreed to in his contract of subscription; and the Corporation may adopt such plan of financial organization and may dispose of its stock or bonds for the purpose of its incorporation at such price, for such consideration and on such terms and conditions as it determines.~~

The Board of Directors is hereby empowered to cause any class of the Additional Preferred Stock of the Corporation to be issued in series with such of the variations permitted by clauses (a)-(k) below, as shall be determined by the Board of Directors.

The shares of Additional Preferred Stock of different classes or series may vary as to:

(a)	the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof;

(b)	whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which (i) may be general or limited, and (ii) may permit more than one vote per share;

(c)	the rate or rates (which may be fixed or variable) at which dividends, if any, are payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends are payable, the preference or relation which such dividends shall bear to the dividends payable on shares of Common Stock or on any shares of stock of any other class of Additional Preferred Stock or any other series of such class;

(d)	whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e)	the amount or amounts payable upon shares of such class or series upon, and the rights of the holders of such class or series in, the voluntary and involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f)	whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)	whether the shares of such series shall be convertible into, or exchangeable for, shares of Common Stock or any other securities (including any other class or series of Additional ~~Preferred Stock but excluding 8%~~ Preferred Stock) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the Additional Preferred Stock;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other series of such class or of any other class;

(j)	the ranking (be it pari passu, junior or senior) of each class or series as to the payment of dividends, the distribution of assets and all other matters; and

Exhibit 2 - Page 4

(k)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of these Articles of Incorporation, to the full extent permitted in accordance with the laws of the Commonwealth of Virginia.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of the Additional Preferred Stock the full preferential amounts to which they are respectively entitled under the provisions of these Articles of Incorporation applicable to the Additional Preferred Stock, the holders of the Additional Preferred Stock shall have no claim to any of the remaining assets of the Corporation.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Additional Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes and series at any time outstanding. All shares of Additional Preferred Stock of each series shall be equal in all respects.

B. Series A Junior Participating Preferred Stock

Section 1. Series A Junior Participating Preferred Stock.

The first series of Additional Preferred Stock shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares ~~of 8% Preferred Stock or~~ of any series of Additional Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, without par value (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of February, May, August and November in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Exhibit 2 - Page 5

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.

The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in the Articles of Incorporation, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C)	(i) If at any time dividends on any shares of Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. ~~Subject to the right of the holders of 8% Preferred Stock, during~~ During each default period, all holders of the outstanding shares of Series A Preferred Stock together with any other series of Additional Preferred Stock then entitled to such a vote under the terms of the Articles of Incorporation, voting as a separate voting group, shall be entitled to elect two members of the Board of Directors of the Corporation.

(ii) During any default period, such voting right of the holders of Additional Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Additional Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten

Exhibit 2 - Page 6

percent (10%) in number of shares of Additional Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Additional Preferred Stock of such voting right. At any meeting at which the holders of Additional Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a separate voting group, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors, or if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Additional Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Additional Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Additional Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

(iii) Unless the holders of Additional Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Additional Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Additional Preferred Stock, which meeting shall thereupon be called by the Chairman, President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Additional Preferred Stock are entitled to vote pursuant to this Section 3(C)(iii) shall be given to each holder of record of Additional Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request. In the event such meeting is not called within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Additional Preferred Stock outstanding. Notwithstanding the provisions of this Section 3(C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Additional Preferred Stock shall have exercised their right to elect two (2) Directors voting as a separate voting group, after the exercise of which right (x) the Directors so elected by the holders of Additional Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Section 3(C)(ii)) be filled by vote of a majority of the remaining Directors theretofore elected by the voting group which elected the Director whose office shall have become vacant. References in this Section 3(C)(iv) to Directors elected by a particular voting group shall include Directors elected by such Directors to fill vacancies, as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Additional Preferred Stock, as a separate voting group, to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock, as a separate voting group, shall terminate, and (z) the number of Directors shall be such number as may be provided for in, or pursuant to, the Articles of Incorporation or bylaws irrespective of any increase made pursuant to the provisions of Section 3(C)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Articles of Incorporation or bylaws). Any vacancies in the Board of Directors affected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors, even though less than a quorum.

(D) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Exhibit 2 - Page 7

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.

Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Additional Preferred Stock and may be reissued as part of a new series of Additional Preferred Stock subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate

Exhibit 2 - Page 8

amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Share Exchange, etc.

In case the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption.

The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Rank.

The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to ~~the 8% Preferred Stock and to~~ all series of any other class of the Additional Preferred Stock.

Section 10. Amendment.

The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds~~-~~ of the outstanding shares of Series A Preferred Stock, voting together as a single class.

C. Series B 6.75% Convertible Perpetual Preferred Stock

Section 1. Designation and Number of Shares.

(A) Designation. The distinctive serial designation of such series is “Series B 6.75% Convertible Perpetual Preferred Stock” (“Series B Preferred Stock”). Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock.

(B) Number of Shares. The number of shares of Series B Preferred Stock shall be 220,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Additional Preferred Stock) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by the Board of Directors. Shares of Series B Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation or converted into Common Stock shall be cancelled and shall revert to authorized but unissued shares of Additional Preferred Stock undesignated as to series.

Exhibit 2 - Page 9

Section 2. Definitions. As used herein with respect to Series B Preferred Stock:

“Business day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York City generally are authorized or obligated by law or executive order to close.

The “closing sale price” of the Corporation’s common stock or other capital stock or similar equity interests on any date means the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the New York Stock Exchange or such other national or regional exchange or market on which the Corporation’s common stock or such other capital stock or equity interests are then listed or quoted. In the absence of such a quotation, the Corporation will determine the closing sale price on a basis the Corporation considers appropriate. The closing sale price shall be determined without reference to any extended or after-hours trading.

“Current market price” of the Corporation’s common stock on any day means the average of the closing price of the Corporation’s common stock for each of the ten consecutive trading days ending on the earlier of the day in question and the day before the “ex-date” with respect to the issuance or distribution requiring such calculation. For purposes of this paragraph, “ex-date” means the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.

“Trading day” means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Corporation’s common stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Corporation’s common stock is then listed or, if the Corporation’s common stock is not listed on a national or regional securities exchange, on the Nasdaq National Market or, if the Corporation’s common stock is not quoted on the Nasdaq National Market, on the principal other market on which the Corporation’s common stock is then traded or, if the Corporation’s common stock is not so traded on a principal other market, on the New York Stock Exchange.

The “volume weighted average price” per share of the Corporation’s common stock on any trading day means such price as displayed on Bloomberg (or any successor service) page UVV <equity> VAP in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such trading day; or, if such price is not available, the volume weighted average price means the market value per share of the Corporation’s common stock on such day as determined using a volume weighted method by a nationally recognized independent investment banking firm retained for this purpose by the Corporation.

Section 3. Dividends.

(A) Amount and Payment Dates. Dividends on the Series B Preferred Stock will be payable, on a non-cumulative basis, in cash, common stock or a combination of cash and common stock, when, as and if declared by the Corporation’s Board of Directors out of funds legally available for the payment of dividends at the annual rate of 6.75% of the $1,000 liquidation preference per share of Series B Preferred Stock with respect to the dividend period, or portion thereof, ending on the day preceding the respective dividend payment date. The Corporation will pay dividends when, as and if declared by the Corporation’s Board of Directors out of funds legally available for the payment of dividends on the Series B Preferred Stock quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2006 (each, a “dividend payment date”). If any dividend payment date is not a business day (as defined below), then dividends will be payable on the first business day following such dividend payment date, without accrual to the actual dividend payment date.

(B) Dividend Period. A dividend period is the period from and including a dividend payment date to but excluding the next dividend payment date, except that the initial dividend period will commence on and include the original issuance date of the Series B Preferred Stock and will end on and exclude the June 15, 2006, dividend payment date. Dividends payable on the Series B Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, and for any period other than a full dividend period will be computed on the basis of the actual number of days elapsed during the period.

Exhibit 2 - Page 10

(C) Record Date. The Corporation will pay dividends on the Series B Preferred Stock to record holders as they appear on the Corporation’s register at 5:00 p.m. (New York City time) on the immediately preceding March 1, June 1, September 1 and December 1 (each, a “dividend record date”). These dividend record dates will apply regardless of whether a particular dividend record date is a business day.

(D) Non-Cumulative. Dividends on the Series B Preferred Stock will not be cumulative. Accordingly, if for any reason the Corporation’s Board of Directors does not declare a dividend on the Series B Preferred Stock payable in respect of any dividend period, such dividend will not accumulate and holders of the Series B Preferred Stock will have no right to receive, and the Corporation will have no obligation to pay, a dividend for that dividend period on the related dividend payment date or at any future time, whether or not the Corporation declares dividends on the Series B Preferred Stock for any future dividend period.

(E) Restrictions on Dividends. The Series B Preferred Stock will rank senior to the Corporation’s junior stock (including the Corporation’s common stock) with respect to the payment of dividends. As a result, unless the full dividends for the most recently ended dividend period on all outstanding shares of the Series B Preferred Stock and parity stock have been declared and paid (or declared and a sum (or, if elected, common stock) sufficient for the payment thereof has been set aside):

(i) the Corporation cannot declare or pay a dividend (or declare and set aside a sum sufficient for the payment thereof) on the Corporation’s junior stock, including the Corporation’s common stock; and

(ii) the Corporation cannot purchase, redeem or otherwise acquire for consideration, directly or indirectly, any junior stock (other than as a result of a reclassification of junior stock for or into other junior stock or the exchange or conversion of one share of junior stock for or into another share of junior stock).

These restrictions will continue following any such failure to pay dividends until full dividends on all outstanding shares of the Series B Preferred Stock and parity stock for four consecutive dividend periods have been declared and paid (or declared and a sum (or, if elected, common stock) sufficient for the payment thereof has been set aside for payment).

(F) Pro Rata Distribution. For any dividend period in which dividends are not paid in full upon the Series B Preferred Stock, all dividends declared for such dividend period with respect to the Series B Preferred Stock and other parity stock shall be declared pro rata based on the respective aggregate liquidation preferences of such securities.

(G) Method of Payment of Dividends.

(i) Subject to certain restrictions, the Corporation may pay any dividend on the Series B Preferred Stock:

•	in cash;

•	by delivery of the Corporation’s common stock; or

•	through any combination of cash and the Corporation’s common stock.

(ii) The Corporation will make each dividend payment on the Series B Preferred Stock in cash, except to the extent the Corporation elects to make all or any portion of such payment in the Corporation’s common stock. The Corporation will give the holders of the Series B Preferred Stock notice of any such election and the portion of such payment that will be made in cash and the portion that will be made in common stock 10 trading days prior to the dividend record date for such dividend payment.

(iii) If the Corporation elects to make any dividend payment, or any portion thereof, in the Corporation’s common stock, such shares of common stock shall be valued for such purpose at 97% of the average volume weighted average price (as defined in Section 2) of the Corporation’s common stock for a

Exhibit 2 - Page 11

period of five consecutive trading days (as defined in Section 2) ending on the third trading day immediately prior to the dividend payment date for such dividend; provided, however, that the Corporation has a sufficient number of authorized shares of common stock.

(iv) No fractional shares of common stock will be delivered to the holders of the Series B Preferred Stock. The Corporation will deliver cash in lieu of any fractional shares of common stock based on the value of the common stock determined pursuant to the preceding paragraph.

(v) Notwithstanding the above, the Corporation will not pay any portion of a dividend on the Series B Preferred Stock by delivery of common stock unless, prior to 5:00 p.m. (New York City time) on the business day immediately preceding the dividend payment date, the common stock to be delivered as payment therefor:

1. is freely transferable by the recipient without further action on its behalf, other than by reason of the fact that such recipient is the Corporation’s affiliate;

2. has been qualified or registered under applicable state securities laws, if required; and

3. has been approved for listing on the NYSE (or if the Corporation’s common stock is not listed on the NYSE, on the principal other U.S. national or regional securities exchange on which the Corporation’s common stock is then listed or, if the Corporation’s common stock is not listed on a U.S. national or regional securities exchange, on the Nasdaq National Market) (collectively, the “Common Stock Settlement Conditions”).

(H) Restrictions on Declaration and Payment of Dividends.

(i) The Corporation is prohibited from declaring dividends payable in cash for payment on the Series B Preferred Stock on any dividend payment date (commencing with the December 15, 2006, dividend payment date) in an aggregate amount exceeding the New Common Equity Amount, if on that declaration date:

1. the Total Shareholders’ Equity Amount was less than $585 million based on the financial statements for the fiscal quarter ended prior to the most recently completed quarter prior to such dividend payment date; and

2. for each of the two most recently completed quarterly periods ending prior to the most recently completed quarter prior to such dividend payment date, the Consolidated Net Income Amount was less than or equal to $0.

(ii) If the Corporation fails to satisfy the above test for any dividend payment date, the restrictions on dividends will continue until the Corporation is able again to satisfy the test for a dividend payment date. The above test will not restrict the Corporation’s ability to pay dividends in shares of the Corporation’s common stock.

(iii) For purposes of this test:

1. the Corporation’s Total Shareholders’ Equity Amount as of December 31, 2005, was $808.2 million; and

2. for the quarters ended on December 31, 2005, and September 30, 2005, the Corporation’s Consolidated Net Income Amounts were a loss of $5.7 million and income of $26.5 million, respectively.

(iv) As used in this Section 3(H):

“Consolidated Net Income Amount” means, for any quarter, the Corporation’s consolidated net income before extraordinary items, changes in accounting principles and discontinued operations (all as determined in accordance with GAAP) for such quarter.

Exhibit 2 - Page 12

“GAAP” means, at any date or for any period, U.S. generally accepted accounting principles as in effect on such date or for such period.

“New Common Equity Amount” means, at any date, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other fees relating to the issuances) received by the Corporation from new issuances of the Corporation’s common stock (whether in one or more public offerings registered under the Securities Act or private placements or other transactions exempt from registration under the Securities Act) during the period commencing on the 90th day prior to such date, and which are designated by the Corporation’s Board of Directors at or before the time of issuance as available to pay dividends on the Series B Preferred Stock, less the aggregate amount of dividends and distributions on, and redemptions and repurchases of, junior stock during the period commencing on the 90th day prior to such date.

“Securities Act” means the Securities Act of 1933, as amended.

“Total Shareholders’ Equity Amount” means, as of any quarter end, the Corporation’s shareholders’ equity (determined in accordance with GAAP and in any event including the proceeds of any offering of the Series B Preferred Stock), as reflected on the Corporation’s consolidated balance sheet as of such quarter end.

(v) By not later than the 10th trading day prior to each dividend record date for which dividends are being suspended because the Corporation has failed the test set forth above and the Corporation is not (1) electing to pay dividends in shares of the Corporation’s common stock or (2) able to pay dividends out of the New Common Equity Amount, the Corporation will give notice of such suspension by first class mail, postage prepaid, addressed to the holders of record of the Series B Preferred Stock, and will file a copy of such notice on Form 8-K with the Securities and Exchange Commission.

(vi) In order to give effect to the foregoing, the Corporation’s Board of Directors or any committee thereof is prohibited from declaring dividends on the Series B Preferred Stock on a date that is (x) more than 60 days prior to the related dividend payment date or (y) earlier than the date on which the Corporation’s financial statements for the most recently completed quarter prior to the most recently completed quarter immediately preceding the related dividend payment date have been filed with or furnished to the Securities and Exchange Commission or have otherwise been made publicly available. The limitation in clause (y) of the preceding sentence is subject to the exception that if the Board of Directors determines to delay filing the Corporation’s financial statements with the Securities and Exchange Commission to a date later than the date on which, under the Securities and Exchange Commission’s rules, the Corporation would normally be required to file such financial statements, for example because of concerns over the accuracy of such financial statements or their compliance with GAAP, then the Board of Directors or a committee of the board will be permitted to determine the ability of the Board of Directors or a committee thereof to declare dividends under the test outlined above based upon the Corporation’s financial statements as most recently filed with the Securities and Exchange Commission or otherwise made publicly available.

Section 4. Conversion Rights.

(A) Right to Convert. Holders of the Series B Preferred Stock may, at any time, convert shares of Series B Preferred Stock into fully paid and nonassessable shares of the Corporation’s common stock initially at a conversion rate of 21.4001 shares of common stock per $1,000 liquidation preference of Series B Preferred Stock, subject to adjustments as described below.

Exhibit 2 - Page 13

(B) Consideration upon Conversion. Upon conversion, the Corporation may choose to deliver, in lieu of shares of the Corporation’s common stock, cash or a combination of cash and shares of the Corporation’s common stock, as described below.

(C) Procedure for Conversion. Subject to Section 4(F), a holder of shares of the Series B Preferred Stock may convert any or all of those shares by surrendering to the Corporation at the Corporation’s principal office or at the office of the conversion agent, as may be designated by the Corporation’s Board of Directors, the certificate or certificates for those shares of the Series B Preferred Stock accompanied by a written conversion notice, substantially in the form of Exhibit A, stating that the holder elects to convert all or a specified whole number of those shares in accordance with the provisions described in this Certificate of Designation and specifying the name or names in which the holder wishes the certificate or certificates for shares of common stock to be issued. In case the notice specifies a name or names other than that of the holder, the notice will be accompanied by payment of all transfer taxes payable upon the issuance of shares of common stock in that name or names. Other than those taxes, the Corporation will pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of common stock upon conversion of shares of the Series B Preferred Stock.

(D) Cash Settlement. If the Corporation chooses to satisfy all or any portion of the Corporation’s conversion obligation in cash, the Corporation will notify holders of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the conversion obligation or as a fixed dollar amount) at any time on or before the date that is two business days following receipt of each holder’s notice of conversion (the “cash settlement notice period”). If the Corporation timely elects to pay cash for any portion of the shares of common stock otherwise issuable to the holders, each holder may retract the conversion notice at any time during the two business day period beginning on the day after the final day of the cash settlement notice period (the “conversion retraction period”). No such retraction can be made (and a conversion notice shall be irrevocable) if the Corporation does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, settlement (in cash and/or shares) will occur on the business day following the final day of the ten-trading-day period beginning on the day after the final day of the conversion retraction period (the “cash settlement averaging period”). Settlement amounts will be calculated as follows:

(i) If the Corporation elects to satisfy the entire conversion obligation in shares of common stock, the Corporation will deliver to each holder a number of shares of common stock equal to (1) the number of shares of Series B Preferred Stock to be converted multiplied by (2) the conversion rate.

(ii) If the Corporation elects to satisfy the entire conversion obligation in cash, the Corporation will deliver to each holder cash in an amount equal to the product of: (x) a number equal to (1) the number of shares of Series B Preferred Stock to be converted multiplied by (2) the conversion rate; and (y) the average volume weighted average price of the Corporation’s common stock during the cash settlement averaging period.

(iii) If the Corporation elects to satisfy a fixed portion other than 100% of the conversion obligation in cash, the Corporation will deliver to each holder such cash amount (the “cash amount”) and a number of shares of common stock equal to the greater of (1) zero and (2) the excess, if any, of (A) the number of shares of common stock equal to (i) the number of shares of Series B Preferred Stock to be converted multiplied by (ii) the conversion rate over (B) the number of shares of common stock equal to the sum, for each day of the cash settlement averaging period, of (x) 10% of the cash amount, divided by (y) the volume-weighted average price of the Corporation’s common stock on such day.

(E) Delivery of Common Stock. In the case that any portion of the conversion obligation will be satisfied with common stock, as promptly as practicable after the surrender of a certificate or certificates of Series B Preferred Stock and the receipt of the notice relating to the conversion and payment of all required transfer taxes, if any, or the demonstration to the Corporation’s satisfaction that those taxes have been paid, the Corporation will deliver or cause to be delivered (1) certificates representing the whole number of validly issued, fully paid and nonassessable shares of the Corporation’s common stock to which the holder, or the holder’s transferee, of shares of the Series B Preferred Stock being converted will be entitled and (2) if less than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates less the number of shares being converted, along with cash payment for any fractional shares.

Exhibit 2 - Page 14

This conversion will be deemed to have been made at the close of business on the date of the last of the giving of the notice of conversion, the receipt of payment of all required transfer taxes, if any, and of surrendering the certificate or certificates representing the shares of Series B Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted will cease except for the right to receive shares of common stock or cash, and the person entitled to receive any such shares of common stock will be treated for all purposes as having become the record holder of those shares of common stock at that time.

(F) Conversion of Shares in Global Form. In lieu of the foregoing procedures, if the Series B Preferred Stock is held in global form, holders must comply with The Depository Trust Company (“DTC”) procedures to convert each holder’s beneficial interest in Series B Preferred Stock.

(G) Dividends on Converted Series B Preferred Stock. Holders of shares of Series B Preferred Stock who convert their shares into the Corporation’s common stock will not be entitled to, nor will the conversion rate be adjusted for, any declared and unpaid dividends. Accordingly, shares of Series B Preferred Stock surrendered for conversion after the close of business on any record date for the payment of dividends declared and before the opening of business on the dividend payment date relating to that record date must be accompanied by a payment in cash of an amount equal to the dividend payable in respect of those shares of Series B Preferred Stock for the dividend period in which the shares are converted. A holder of shares of Series B Preferred Stock on a dividend payment record date who converts such shares into shares of the Corporation’s common stock on the corresponding dividend payment date will be entitled to receive the dividend payable on such shares of Series B Preferred Stock on such dividend payment date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series B Preferred Stock for conversion.

Notwithstanding the preceding paragraph, if (1) shares of Series B Preferred Stock are converted during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date, in each case with respect to which a dividend has been declared and (2) the Corporation has called such shares of Series B Preferred Stock for redemption during such period, then the holder who so tenders such shares for conversion will receive the dividend payable on such dividend payment date and need not include payment of the amount of such dividend upon surrender of shares of Series B Preferred Stock for conversion.

(H) Termination of Conversion Right. In case any shares of Series B Preferred Stock are to be redeemed, the right to convert those shares of the Series B Preferred Stock will terminate at 5:00 p.m., New York City time, on the business day immediately preceding the date fixed for redemption unless the Corporation defaults in the payment of the redemption price of those shares.

(I) Fractional Shares. In connection with the conversion of any shares of Series B Preferred Stock, no fractional shares of common stock will be issued, but the Corporation will pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the closing sale price of the Corporation’s common stock on the date the shares of Series B Preferred Stock are surrendered for conversion. If more than one share of Series B Preferred Stock will be surrendered for conversion by the same holder at the same time, the number of whole shares of common stock issuable on conversion of those shares will be computed on the basis of the total number of shares of Series B Preferred Stock so surrendered.

(J) Reservation of Common Stock. The Corporation will at all times reserve and keep available, free from preemptive rights, for issuance upon the conversion of shares of Series B Preferred Stock a number of the Corporation’s authorized but unissued shares of common stock that will from time to time be sufficient to permit the conversion of all outstanding shares of Series B Preferred Stock.

(K) Compliance with Laws. Before the delivery of any securities that the Corporation will be obligated to deliver upon conversion of the Series B Preferred Stock, the Corporation will comply with all applicable federal and state laws and regulations that require action to be taken by the Corporation. All shares of common stock delivered upon conversion of the Series B Preferred Stock will, upon delivery, be duly and validly issued, fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

Exhibit 2 - Page 15

Section 5. Fundamental Change.

(A) Redemption Rights upon Occurrence of a Fundamental Change. If a fundamental change (as defined below) occurs, holders will have the right, exercisable at their option, subject to legally available funds and to the terms and conditions of the Corporation’s articles of incorporation, to require the Corporation to redeem any or all of their shares of Series B Preferred Stock. The Corporation will redeem the Series B Preferred Stock at a price equal to 100% of the liquidation preference of the Series B Preferred Stock to be redeemed plus an amount equal to any declared and unpaid dividends, unless such fundamental change redemption date falls after a record date for which a dividend has been declared and on or prior to the corresponding dividend payment date, in which case (1) the Corporation will pay the full amount of declared and unpaid dividends, if any, payable on such dividend payment date only to the holder of record at the close of business on the corresponding record date and (2) the redemption price payable on the fundamental change redemption date will include only the liquidation preference, but will not include any amount in respect of dividends declared and payable on such corresponding dividend payment date. The Corporation will be required to redeem the Series B Preferred Stock as of a date (the “fundamental change redemption date”) that is not more than 30 calendar days after the Corporation mails to all holders of the Series B Preferred Stock a notice regarding the fundamental change as described below. If such 30th calendar day is not a business day, the fundamental change redemption date will be the next succeeding business day.

(B) Consideration upon Redemption. The Corporation may, subject to legally available funds, choose to pay the redemption price in cash, shares of common stock, or a combination thereof. If the Corporation elects to pay all or a portion of the redemption price in shares of common stock, the shares of common stock will be valued at the price per share of the Corporation’s common stock determined during the ten consecutive trading days ending on the fifth trading day prior to the redemption date (such period, the “redemption averaging period” with respect to such redemption date) as the sum of the daily price fractions, whereby “daily price fraction” means for each trading day during the averaging period, 10% multiplied by the daily volume-weighted average price per share of the Corporation’s common stock for such day. However, the Corporation may not pay the redemption price in shares of common stock or a combination of shares of common stock and cash unless, prior to 5:00 p.m. (New York City time) on the business day immediately preceding the redemption date, the common stock to be delivered satisfies the Common Stock Settlement Conditions specified in Section 3(G)(v), except condition 3 thereof.

(C) Market Risk on Delivery of Common Stock. If the Corporation will pay all or a portion of the redemption price in shares of common stock, the Corporation will notify holders of such payment in the Corporation’s notice regarding the fundamental change. Because the volume-weighted average price of the Corporation’s shares of common stock will be determined prior to the fundamental change redemption date, holders of Series B Preferred Stock bear the market risk that the Corporation’s shares of common stock will decline in value between the date the average closing sale is calculated and the redemption date. In addition, because the number of the Corporation’s shares of common stock that each holder will receive is based on the volume-weighted average price for a ten-trading-day period, the market value of those shares on the date of receipt may be less than the value of those shares based on the average closing sale price. However, in no event will the Corporation be required to deliver more than the number of authorized shares of common stock of the Corporation.

(D) Definition of Fundamental Change. A “fundamental change” will be deemed to have occurred upon the occurrence of any of the following:

(i)(1) the consolidation or merger of the Corporation with or into any other person (other than any merger primarily for the purpose of changing the Corporation’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding common stock solely into common stock of the surviving entity) or (2) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than a sale, lease or transfer to the Corporation or any of its subsidiaries;

Exhibit 2 - Page 16

(ii) the adoption of a plan the consummation of which would result in the Corporation’s liquidation or dissolution;

(iii) the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of more than 50% of the aggregate voting power of the Corporation’s voting stock; or

(iv) during any period of two consecutive years, individuals who at the beginning of such period comprised the Corporation’s Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the Corporation’s shareholders was approved by a vote of 66 2/3% of the Corporation’s directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Corporation’s Board of Directors then in office.

However, a fundamental change will not be deemed to have occurred in the case of a merger or consolidation, if (i) at least 90% of the consideration (excluding cash payments for fractional shares and cash payments pursuant to dissenters’ appraisal rights) in the merger or consolidation consists of common stock of a United States company traded on a national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such transaction) and (ii) as a result of such transaction or transactions the shares of the Series B Preferred Stock become convertible solely into such common stock.

(E) Limitation on Rights. Holders of shares of Series B Preferred Stock shall not have the right to require the Corporation to repurchase shares of Series B Preferred Stock upon a fundamental change (1) unless such purchase complies with the Corporation’s indentures and credit facilities and (2) unless and until the Corporation’s Board of Directors has approved such fundamental change or elected to take a neutral position with respect to such fundamental change.

(F) Notice of Fundamental Change. Within 30 calendar days after the occurrence of a fundamental change, the Corporation is obligated (1) to mail to all holders of Series B Preferred Stock at their addresses shown in the register of the registrar and to beneficial owners as required by applicable law (2) or to cause DTC to send a notice to its participants that own Series B Preferred Stock (and issue a press release and publish on the Corporation’s website) a notice regarding the fundamental change, stating, among other things:

(i) the event causing a fundamental change;

(ii) the date of such fundamental change;

(iii) the last date on which the redemption right triggered by such fundamental change may be exercised;

(iv) the fundamental change redemption price;

(v) the fundamental change redemption date;

(vi) the name and address of the paying agent and the conversion agent;

(vii) the conversion rate and any adjustments to the conversion rate;

(viii) that the Series B Preferred Stock with respect to which a fundamental change redemption notice (as described below) is given by the holder may be converted only if the fundamental change redemption notice has been withdrawn in accordance with the terms of the Series B Preferred Stock; and

(ix) the procedures that holders must follow to exercise these rights.

Exhibit 2 - Page 17

(G) Redemption Notice. To exercise this right, holders must deliver a written notice substantially in the form of Exhibit B (a “fundamental change redemption notice”) to the transfer agent prior to the close of business on the business day immediately before the fundamental change redemption date. A fundamental change redemption notice may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form, or if applicable, by other means in accordance with the DTC’s customary procedures. The fundamental change redemption notice must state:

(i) if certificated shares of Series B Preferred Stock have been issued, the Series B Preferred Stock certificate numbers, or if not, such information as may be required under applicable DTC procedures;

(ii) the number of shares to be redeemed; and

(iii) that the Corporation is to redeem such Series B Preferred Stock pursuant to the applicable provisions of the Series B Preferred Stock and the Corporation’s amended and restated articles of incorporation.

The Transfer Agent shall promptly notify the Corporation of the receipt of any fundamental change redemption notice.

(H) Withdrawal of Redemption Notice. Holders may withdraw any fundamental change redemption notice by a written notice of withdrawal delivered to the transfer agent prior to the close of business on the business day before the fundamental change redemption date. The notice of withdrawal must state:

(i) the number of the withdrawn shares of Series B Preferred Stock;

(ii) if certificated shares of Series B Preferred Stock have been issued, the Series B Preferred Stock certificate numbers, or if not, such information as may be required under applicable DTC procedures; and

(iii) the number, if any, of shares of Series B Preferred Stock that remain subject to the fundamental change redemption notice.

(I) Exercise Procedure. A holder must either effect book-entry transfer or deliver the Series B Preferred Stock to be redeemed, together with any necessary endorsements, to the office of the transfer agent after delivery of the fundamental change redemption notice to receive payment of the fundamental change redemption price. Holders will receive payment in cash or shares of common stock, as applicable, on the later of the fundamental change redemption date or the time of book-entry transfer or the delivery of the Series B Preferred Stock. If the transfer agent holds cash or shares of common stock, as applicable, sufficient to pay the fundamental change redemption price of the Series B Preferred Stock on the business day following the fundamental change redemption date, then, immediately after the fundamental change redemption date:

(i) the shares of Series B Preferred Stock will cease to be outstanding; and

(ii) all other rights of the holder will terminate.

This will be the case whether or not book-entry transfer of the Series B Preferred Stock is made or whether or not the Series B Preferred Stock is delivered to the transfer agent.

(J) Limitations on Redemption.

If, following a fundamental change, the Corporation is prohibited from paying the redemption price of the Series B Preferred Stock in cash under the terms of any indebtedness or by applicable law, the Corporation will, if permitted under terms of such indebtedness and under applicable law, elect to pay the redemption price of the Series B Preferred Stock in shares of common stock or, in the case of a merger in which the Corporation is not the surviving corporation, common stock of the surviving corporation or its direct or indirect parent corporation.

Exhibit 2 - Page 18

(K) Compliance with Laws. The Corporation will comply with any applicable provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act in connection with any offer by the Corporation to redeem the Series B Preferred Stock.

(L) Make Whole Payment upon the Occurrence of a Fundamental Change.

(i) If holders elect to convert their Series B Preferred Stock upon the occurrence of a fundamental change (as defined above) that occurs prior to March 15, 2018, in certain circumstances, they will be entitled to receive, in addition to a number of shares of common stock equal to the applicable conversion rate (or cash, as described above), an additional number of shares of common stock (the “additional shares”) upon conversion as described below.

(ii) The Corporation must give notice to all holders and to the conversion agent at least 15 trading days prior to the anticipated effective date of such fundamental change. The Corporation must also give notice to all holders and to the conversion agent that such fundamental change has become effective. Holders may surrender Series B Preferred Stock for conversion and receive the additional shares described below at any time from and after the effective date of such fundamental change until and including the date that is 30 days after the effective date (or, if such transaction also results in holders having a right to require the Corporation to redeem their Series B Preferred Stock, until the fundamental change redemption date).

(iii) The number of additional shares will be determined for the Series B Preferred Stock by reference to the table under Section 5(L)(v), based on the date on which the fundamental change becomes effective (the “effective date”) and the “share price.” If holders of the Corporation’s common stock receive only cash in the transaction constituting a fundamental change, the share price shall be the cash amount paid per share. Otherwise, the share price shall be the average of the closing sale prices of the Corporation’s common stock on the five trading days prior to but not including the effective date of the transaction constituting a fundamental change.

(iv) The stock prices set forth in the first row of each table below (i.e., the column headers) will be adjusted as of any date on which the conversion rate of the Series B Preferred Stock is adjusted. The adjusted stock prices will equal the stock prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the conversion rate immediately prior to the adjustment giving rise to the stock price adjustment and the denominator of which is the conversion rate as so adjusted. The number of additional shares will be adjusted in the same manner as the conversion rate as set forth under Section 6.

(v) The following table sets forth the number of additional shares to be received per $1,000 liquidation preference per share of Series B Preferred Stock:

	Stock price on the Effective Date
Fundamental Change date in years	$36.65	$40.00	$42.00	$45.00	$50.00	$55.00	$60.00	Continued Below
15-Mar-06	5.88	5.18	4.76	4.23	3.54	3.01	2.61
15-Mar-07	5.88	5.07	4.64	4.10	3.39	2.86	2.45
15-Mar-08	5.81	4.94	4.50	3.95	3.22	2.69	2.28
15-Mar-09	5.68	4.79	4.34	3.77	3.03	2.48	2.07
15-Mar-10	5.54	4.62	4.16	3.57	2.80	2.24	1.82
15-Mar-11	5.36	4.40	3.91	3.29	2.48	1.90	1.48
15-Mar-12	5.19	4.18	3.66	2.99	2.10	1.46	1.02
15-Mar-13	5.05	4.03	3.51	2.81	1.85	1.05	0.40
15-Mar-14	4.87	3.85	3.33	2.66	1.74	0.99	0.37
15-Mar-15	4.63	3.61	3.10	2.44	1.57	0.88	0.33
15-Mar-16	4.30	3.25	2.74	2.11	1.32	0.72	0.25
15-Mar-17	3.87	2.73	2.19	1.57	0.88	0.44	0.13
15-Mar-18	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Exhibit 2 - Page 19

	$70.00	$80.00	$100.00	$125.00	$150.00	$200.00	$250.00	$300.00
15-Mar-06	2.03	1.66	1.19	0.87	0.67	0.43	0.29	0.00
15-Mar-07	1.89	1.52	1.09	0.79	0.61	0.39	0.26	0.00
15-Mar-08	1.72	1.37	0.96	0.69	0.53	0.34	0.23	0.00
15-Mar-09	1.52	1.19	0.82	0.59	0.45	0.29	0.20	0.00
15-Mar-10	1.28	0.97	0.66	0.47	0.36	0.23	0.16	0.00
15-Mar-11	0.96	0.70	0.46	0.34	0.26	0.17	0.11	0.00
15-Mar-12	0.54	0.35	0.23	0.17	0.14	0.09	0.06	0.00
15-Mar-13	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
15-Mar-14	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
15-Mar-15	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
15-Mar-16	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
15-Mar-17	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
15-Mar-18	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

The exact stock prices and fundamental change effective dates may not be set forth in the table above, in which case:

1.	If the stock price is between two stock price amounts in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts or the two dates, as applicable, based on a 365-day year.

2.	If the stock price is equal to or in excess of $300.00 per share (subject to adjustment), no additional shares will be issued upon conversion.

3.	If the stock price is less than $36.65 per share (subject to adjustment), no additional shares will be issued upon conversion.

(vi) Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion exceed 5.8850 per share of Series B Preferred Stock, subject to adjustments in the same manner of the conversion rate as set forth under Section 6 below.

(M) Public Acquirer Fundamental Change.

(i) Notwithstanding the foregoing, in the case of a public acquirer fundamental change (as defined below), the Corporation may, in lieu of increasing the conversion rate by additional shares as described in Section 5(L), elect to adjust the conversion rate and the related conversion obligation such that, from and after the effective date of such public acquirer fundamental change, holders of the Series B Preferred Stock who elect to convert will be entitled to convert their Series B Preferred Stock into a number of shares of public acquirer common stock (as defined below) that have been registered, or the resale of which will be registered, under the Securities Act, by multiplying the conversion rate in effect immediately before the public acquirer fundamental change by a fraction:

1.	the numerator of which will be (i) in the case of a consolidation, merger or binding share exchange, pursuant to which the Corporation’s common stock is converted into or exchanged for the right to receive cash, securities or other property, the value of all cash and any other consideration (as determined by the Corporation’s Board of Directors) paid or payable per share of common stock or (ii) in the case of any other public acquirer fundamental change, the average of the closing sale prices of the Corporation’s common stock for the five consecutive trading days prior to but excluding the effective date of such public acquirer fundamental change, and

2.	the denominator of which will be the average of the last closing sale prices of the public acquirer common stock for the five consecutive trading days commencing on the trading day next succeeding the effective date of such public acquirer fundamental change.

Exhibit 2 - Page 20

(ii) A “public acquirer fundamental change” means any fundamental change that would otherwise obligate the Corporation to increase the conversion rate as described above and where the acquirer has a class of common stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such fundamental change (the “public acquirer common stock”). If an acquirer does not itself have a class of common stock satisfying the foregoing requirement, it will be deemed to have public acquirer common stock if a corporation that directly or indirectly owns at least a majority of the acquirer has a class of common stock satisfying the foregoing requirement and all references to public acquirer common stock will be deemed to refer to such class of common stock. Majority owned for these purposes means having the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all shares of the respective entity’s capital stock that are entitled to vote generally in the election of directors.

(iii) Upon the Corporation’s decision to adjust the conversion rate and related conversion obligation upon a public acquirer fundamental change, holders may convert their Series B Preferred Stock at the adjusted conversion rate described in the preceding paragraph but will not be entitled to the additional shares as described above. The registered shares of public acquirer common stock, or the shares of public acquirer common stock registered for resale, as the case may be, shall be listed, or approved for listing subject only to the official notice of issuance, on a national securities exchange or the Nasdaq National Market.

Section 6. Adjustments to the Conversion Rate.

(A) Adjustment Events. The conversion rate is subject to adjustment from time to time if any of the following events occurs:

(i) the issuance of the Corporation’s common stock as a dividend or distribution on the Corporation’s common stock;

(ii) certain subdivisions and combinations of the Corporation’s common stock;

(iii) the issuance to all holders of the Corporation’s common stock of certain rights or warrants to purchase the Corporation’s common stock (or securities convertible into the Corporation’s common stock) at less than (or at a conversion price per share less than) the current market price of the Corporation’s common stock, provided that no such adjustment shall be made for the rights of holders of the Corporation’s common stock to participate in any dividend reinvestment plan in existence on the date hereof and made available to all holders of the Corporation’s common stock or the Corporation’s employee stock benefit plans or the purchase of shares pursuant to any such plan;

(iv) the dividend or other distribution to all holders of the Corporation’s common stock of shares of the Corporation’s capital stock (other than common stock) or evidences of indebtedness or assets (including securities, but excluding (1) those rights and warrants referred to above or (2) dividends or distributions paid exclusively in cash);

In the event that the Corporation makes a dividend or distribution to all or substantially all holders of the Corporation’s common stock consisting of capital stock of, or similar equity interest in, a subsidiary or other business unit of ours, unless the Corporation distributes such capital stock or equity interests to holders of the Series B Preferred Stock in such distributions on the same basis as they would have received had they converted their shares of Series B Preferred Stock into shares of the Corporation’s common stock immediately prior to such distributions, the conversion rate will be adjusted based on the market value of the securities so distributed relative to the market value of the Corporation’s common stock, in each case based on the average closing sale prices of those securities for the 10 trading days commencing on and including the fifth trading day after the date on which “ex-dividend trading” commences for such dividend or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the securities are then listed or quoted;

Exhibit 2 - Page 21

(v) distributions consisting exclusively of cash to all holders of shares of the Corporation’s common stock (excluding (1) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up and (2) any quarterly cash dividend on the Corporation’s shares of common stock to the extent that the aggregate cash dividend per share of the Corporation’s common stock in any quarter does not exceed $0.43 (such amount being the “Dividend Threshold Amount”); if there is a dividend or distribution to which this bullet point applies, the conversion rate will be adjusted by multiplying the applicable conversion rate by the following fraction:

Pre Dividend Stock Price

Pre Dividend Stock Price - Dividend Adjustment Amount

“Pre Dividend Stock Price” means the average common stock price for the three consecutive trading days ending on the trading day immediately preceding the ex date for such dividend or distribution. “Dividend Adjustment Amount” means the full amount of the dividend or distribution to the extent payable in cash applicable to one common share less the Dividend Threshold Amount. If an adjustment is required to be made as a result of a distribution that is not a quarterly dividend, the dividend threshold amount will be deemed to be zero; and

(vi) the Corporation or one of the Corporation’s subsidiaries makes a payment in respect of a tender offer or exchange offer for the Corporation’s common stock (other than payments made under the Corporation’s “odd-lot” stock sales program in existence on the date hereof) to the extent that the cash and value of any other consideration included in the payment per share of common stock exceeds the closing sale price per share of common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer.

(B) No Adjustment Required in Certain Circumstances. No adjustment in the conversion rate will be required (except in the case of Section 6(A)(v) unless such adjustment would require a change of at least 1% in the conversion rate then in effect at such time. However, the Corporation will carry forward any adjustments that are less than 1% of the conversion rate and make such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1%, within one year of the first such adjustment carried forward, upon conversion, upon redemption or upon a fundamental change. Except as stated above, the conversion rate will not be adjusted for the issuance of the Corporation’s common stock or any securities convertible into or exchangeable for the Corporation’s common stock or carrying the right to purchase any of the foregoing.

(C) Common Stock Rights Agreement. The Corporation has adopted a rights agreement pursuant to which each share of the Corporation’s common stock has associated with it one Preferred Share Purchase Right. Holders will receive, upon conversion of their Series B Preferred Stock, in addition to the common stock, the rights under such rights agreement or any other rights plan then in effect unless, prior to conversion, the rights have expired, terminated or been redeemed or unless the rights have separated from the common stock. In the case of such separation, the conversion rate would be adjusted at the time of separation as if the Corporation had distributed to all holders of the Corporation’s common stock, shares of the Corporation’s capital stock, evidences of indebtedness or assets as described in Section 6(A)(iv) (provided that no such adjustment to the conversion rate shall be made if at the time of such separation, (1) the Corporation sets aside for issuance upon conversion of the Series B Preferred Stock a number of rights equal to the rights the holders of Series B Preferred Stock would have received if conversion had occurred immediately prior to such separation and (2) the rights so set aside are perpetual in duration), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(D) Consideration upon the Occurrence of Certain Events. In the event of:

(i) any reclassification of the Corporation’s common stock;

(ii) a consolidation, merger or combination involving the Corporation; or

Exhibit 2 - Page 22

(iii) a sale or conveyance to another person or entity of all or substantially all of the Corporation’s property and assets; in which holders of the Corporation’s common stock would be entitled to receive stock, other securities, other property, assets or cash for their common stock, upon conversion of their Series B Preferred Stock, holders will be entitled to receive the same type of consideration that each holder would have been entitled to receive if such holder had converted the Series B Preferred Stock into the Corporation’s common stock immediately prior to any of these events. For purposes of the foregoing, the type and amount of consideration that a holder of the Corporation’s common stock would have been entitled to in the case of reclassifications, consolidations, mergers, sales or transfers of assets or other transactions that cause the Corporation’s common stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election) will be deemed to be the weighted average of the types and amounts of consideration received by the holders of the Corporation’s common stock that affirmatively make such an election. However, if the Corporation elects to adjust the conversion rate and the related conversion obligation so that the Series B Preferred Stock will be convertible into shares of the acquiring or surviving company after a public acquirer fundamental change, then the previous sentence will not be applicable.

The Corporation may not become a party to any such transaction unless its terms are consistent with the foregoing.

(E) Discretionary Adjustment of Conversion Rate. The Corporation may, from time to time, increase the conversion rate if the Corporation’s Board of Directors has made a determination that this increase would be in the Corporation’s best interests. Any such determination by the Corporation’s Board of Directors will be conclusive. In addition, the Corporation may increase the conversion rate if the Corporation’s Board of Directors deems it advisable to avoid or diminish any income tax to holders of common stock resulting from any stock or rights distribution.

(F) Notice of Adjustment. If the Corporation adjusts the conversion rate pursuant to the above provisions, the Corporation will issue a press release through PRNewswire, Reuters Economic Services and Bloomberg Business News containing the relevant information and make this information available on the Corporation’s website or through another public medium as the Corporation may use at that time.

Section 7. Mandatory Conversion.

(A) The Corporation’s Right of Conversion. At any time on or after March 15, 2013, and on or before March 15, 2018, the Corporation may at the Corporation’s option cause the Series B Preferred Stock to be automatically converted into that number of shares of common stock at the then prevailing conversion rate. The Corporation may exercise this right only if the closing sale price of the Corporation’s common stock equals or exceeds 135% of the then prevailing conversion price for at least 20 trading days in a period of 30 consecutive trading days, including the last trading day of such 30-day period, ending on the trading day prior to the Corporation’s issuance of a press release announcing the mandatory conversion as described below. Upon conversion, the Corporation may choose to deliver, in lieu of shares of the Corporation’s common stock, cash or a combination of cash and shares of the Corporation’s common stock, as described above under Section 4.

(B) Exercise Procedure. To exercise the mandatory conversion right described above, the Corporation must issue a press release for publication on PRNewswire, Reuters Economic Services and Bloomberg Business News prior to the opening of business on the first trading day following any date on which the conditions described in the preceding paragraph are met, announcing such a mandatory conversion. The Corporation will also give notice by mail or by publication (with subsequent prompt notice by mail) to the holders of the Series B Preferred Stock, or cause DTC to send notice to its participants that own Series B Preferred Stock (which notice or publication shall be given not more than four business days after the date of the press release), of the mandatory conversion announcing the Corporation’s intention to convert the Series B Preferred Stock. The conversion date will be a date selected by the Corporation, which the Corporation will refer to as the Mandatory Conversion Date, and will be no more than five days after the earlier of (1) the date on which the Corporation issue such press release or (2) the date that such notice is sent by DTC to its participants that own Series B Preferred Stock as described above. In addition to any information required by applicable law or regulation, the press release and notice of a mandatory conversion shall state, as appropriate:

(i) the Mandatory Conversion Date;

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(ii) the number of shares of common stock to be issued and/or the amount of cash to be paid upon conversion of each share of Series B Preferred Stock; and

(iii) the number of shares of Series B Preferred Stock to be converted.

(C) Termination of the Rights of Holders. On and after the Mandatory Conversion Date, all rights of holders of such Series B Preferred Stock will terminate except for the right to receive the shares of common stock issuable upon conversion thereof. The dividend payment with respect to the Series B Preferred Stock called for a mandatory conversion on a date during the period between the close of business on any record date for the payment of dividends to the close of business on the corresponding dividend payment date will be payable on such dividend payment date to the record holder of such share on such record date if such share has been converted after such record date and prior to such dividend payment date.

(D) Limitation on Mandatory Conversion. The Corporation may not authorize, issue a press release or give notice of any mandatory conversion unless, prior to giving the conversion notice, all accumulated and unpaid dividends on the Series B Preferred Stock for dividend payment dates ending prior to the date of such conversion notice shall have been paid in cash.

Section 8. Optional Redemption.

(A) Right to Redeem. On or after March 15, 2018, the Corporation will have the option from time to time to redeem the shares of outstanding Series B Preferred Stock, in whole or in part, at the redemption price specified in Section 8(F). The Corporation will pay such redemption price in cash.

(B) Notice of Redemption. In the event of an optional redemption pursuant to this provision, the Corporation will (1) send a written notice by first class mail to each holder of record of the Series B Preferred Stock at such holder’s registered address, not fewer than 30 nor more than 60 days prior to the redemption date and (2) if the preferred shares are held by DTC or its nominee, request that DTC send a copy of such notice to its participants. The notice will include, among other things, a statement that the holders of Series B Preferred Stock may elect to convert their shares into the Corporation’s common stock prior to the redemption date. In addition, the Corporation will (1) publish such information once in a daily newspaper printed in the English language and of general circulation in the Borough of Manhattan, City of New York, (2) issue a press release containing such information and (3) publish such information on the Corporation’s web site.

(C) Timing of Payment. If the Corporation gives notice of redemption, then, by 12:00 p.m., New York City time, on the redemption date, to the extent funds are legally available, the Corporation shall, with respect to:

(i) shares of Series B Preferred Stock held by DTC or its nominees, deposit or cause to be deposited, irrevocably with DTC, cash sufficient to pay the redemption price and will give DTC irrevocable instructions and authority to pay the redemption price to holders of such shares of Series B Preferred Stock; and

(ii) shares of Series B Preferred Stock held in certificated form, deposit or cause to be deposited, irrevocably with the paying agent, cash sufficient to pay the redemption price and will give the paying agent irrevocable instructions and authority to pay the redemption price to holders of such shares of Series B Preferred Stock upon surrender of their certificates evidencing their shares of Series B Preferred Stock.

(D) Effect of Redemption. If on the redemption date DTC and the paying agent hold cash sufficient to pay the redemption price for the shares of Series B Preferred Stock delivered for redemption in accordance with the terms of this certificate of designation, all rights of holders of such shares will terminate except for the right to receive the redemption price.

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(E) Payment upon Redemption. Payment of the redemption price for the shares of Series B Preferred Stock is conditioned upon book-entry transfer of or physical delivery of certificates representing the Series B Preferred Stock, together with necessary endorsements, to the paying agent, or to the paying agent’s account at DTC, at any time after delivery of the redemption notice. Payment of the redemption price for the Series B Preferred Stock will be made (1) if book-entry transfer of or physical delivery of the Series B Preferred Stock has been made by or on the redemption date or (2) if book-entry transfer of or physical delivery of the Series B Preferred Stock has not been made by or on such date, at the time of book-entry transfer of or physical delivery of the Series B Preferred Stock.

(F) Redemption Price. The Corporation will redeem the Series B Preferred Stock at a price equal to 100% of the liquidation preference of the Series B Preferred Stock to be redeemed plus an amount equal to any declared and unpaid dividends, unless such redemption date falls after the record date for which a dividend has been declared and on or prior to the corresponding dividend payment date, in which case (1) the Corporation will pay the full amount of declared and unpaid dividends, if any, payable on such dividend payment date only to the holder of record at the close of business on the corresponding record date and (2) the redemption price payable on the redemption date will include only the liquidation preference, but will not include any amount in respect of dividends declared and payable on such corresponding dividend payment date.

Section 9. Voting Rights.

(A) Limited Voting Rights. Holders of shares of Series B Preferred Stock will not have any voting rights except as described below or as otherwise required from time to time by law.

(B) Appointment of Directors. Whenever (1) dividends on any shares of Series B Preferred Stock or any other class or series of stock ranking on a parity with the Series B Preferred Stock with respect to the payment of dividends shall not have been declared and paid for the equivalent of any four dividend periods, whether or not consecutive, or (2) the Corporation fails to pay the redemption price on the date shares of Series B Preferred Stock are called for redemption (whether the redemption is pursuant to the optional redemption provisions or the redemption is in connection with a fundamental change) then, immediately prior to the next annual meeting of shareholders or special meeting of shareholders called for as provided in the last sentence of this paragraph, the total number of directors constituting the entire board will automatically be increased by two and, in each case, the holders of shares of Series B Preferred Stock (voting separately as a class with all other series of other Series B Preferred Stock on parity with the Series B Preferred Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two of the authorized number of the Corporation’s directors at the next annual meeting of stockholders or special meeting of shareholders called for as provided in the last sentence of this paragraph and each subsequent meeting until the redemption price shall have been fully paid or dividends on the Series B Preferred Stock shall have been fully paid for at least four consecutive dividend periods. The directors elected by the holders of the Series B Preferred Stock shall not be divided into the classes of the Board of Directors and the term of office of all such directors will terminate immediately upon the termination of the right of the holders of Series B Preferred Stock to vote for directors and upon such termination the total number of directors constituting the entire board will automatically be reduced by two. Each holder of shares of the Series B Preferred Stock will have one vote for each share of Series B Preferred Stock held. At any time after the power to elect directors becomes vested and continuing in the holders of shares of Series B Preferred Stock, or if a vacancy exists in the office of the directors elected by the holders of the Series B Preferred Stock, the board may, and upon the written request of the holders of record of at least 25% of the outstanding Series B Preferred Stock shall, call a special meeting of the holders of the Series B Preferred Stock (voting separately as a class with all other series of stock ranking on a parity with the Series B Preferred Stock) for the purpose of electing those directors.

(C) Amendment. So long as any shares of the Series B Preferred Stock remain outstanding, the Corporation will not, without the consent of the holders of at least two-thirds of the shares of Series B Preferred Stock outstanding at the time, voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable issue or increase the authorized amount of any class or series of stock ranking senior to the outstanding Series B Preferred Stock as to dividends or upon liquidation. In addition, the Corporation will not amend, alter or repeal provisions of the Corporation’s articles of incorporation or of the resolutions contained in the certificate of designation, whether by merger, consolidation or otherwise, so as to amend, alter or adversely affect any power, preference or special right of the outstanding Series B Preferred Stock or the holders thereof without the affirmative vote of not less than two-thirds of the issued and outstanding Series B

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Preferred Stock voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable; provided, however, that any increase in the amount of the authorized common stock or authorized preferred stock or the creation and issuance of other series of common stock or preferred stock ranking on a parity with or junior to the Series B Preferred Stock as to dividends and upon liquidation will not be deemed to adversely affect such powers, preference or special rights.

Section 10. Liquidation Preference.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation resulting in a distribution of assets to the holders of any class or series of the Corporation’s capital stock, each holder of shares of Series B Preferred Stock will be entitled to payment out of the Corporation’s assets available for distribution to stockholders of an amount equal to the liquidation preference per share of Series B Preferred Stock held by that holder, before any distribution is made on any junior stock, including the Corporation’s common stock, but after any distributions on any of the Corporation’s indebtedness and senior stock. After payment in full of the liquidation preference to which holders of shares of Series B Preferred Stock are entitled, holders will not be entitled to any further participation in any distribution of the Corporation’s assets. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to shares of Series B Preferred Stock and all other parity stock are not paid in full, holders of shares of Series B Preferred Stock and holders of the parity stock will share equally and ratably in any distribution of the Corporation’s assets in proportion to the liquidation preference to which each such holder is entitled.

Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any corporation or the consolidation, merger or amalgamation of any corporation with or into the Corporation will be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

The Corporation is not required to set aside any funds to protect the liquidation preference of the shares of Series B Preferred Stock.

Section 11. Stock Certificates.

(A) The Depositary. The Depository Trust Company, or DTC, will act as securities depositary for the Series B Preferred Stock. The shares of Series B Preferred Stock will be issued only as fully-registered securities registered in the name of Cede & Co., the depositary’s nominee. One or more fully-registered global security certificates, representing the total aggregate number of shares of Series B Preferred Stock, will be issued and deposited with the depositary.

(B) Issue of Series B Preferred Stock in Certificated Form. The Corporation will issue shares of Series B Preferred Stock in definitive certificated form if the depositary notifies the Corporation that it is unwilling or unable to continue as depositary or the depositary ceases to be a clearing agency registered under the Exchange Act and a successor depositary is not appointed by the Corporation within 90 days. In addition, beneficial interests in a global security certificate may be exchanged for physical certificates upon request by or on behalf of the depositary in accordance with customary procedures. The Corporation may determine at any time and in the Corporation’s sole discretion that shares of Series B Preferred Stock shall no longer be represented by global security certificates. Under its current practices, DTC would notify its participants of the Corporation’s request, but will only withdraw beneficial interests from the global security certificate at the request of each depositary participant. The Corporation would issue physical certificates in exchange for any such beneficial interests withdrawn.

(C) Beneficial Ownership. As long as the depositary or its nominee is the registered owner of the global security certificates, the depositary or that nominee will be considered the sole owner and holder of the global security certificates and all of the shares of Series B Preferred Stock represented by those certificates for all purposes under the Series B Preferred Stock. All payments on the shares of Series B Preferred Stock represented by the global security certificates and all related transfers and deliveries of common stock will be made to the depositary or its nominee as their holder.

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Ownership of beneficial interests in the global security certificates will be limited to participants or persons that may hold beneficial interests through institutions that have accounts with the depositary or its nominee. Ownership of beneficial interests in global security certificates will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by the depositary or its nominee with respect to participants’ interests or by the participant with respect to interests of persons held by the participants on their behalf.

Procedures for conversion will be governed by arrangements among the depositary, participants and persons that may hold beneficial interests through participants designed to permit the settlement without the physical movement of certificates. Payments, transfers, deliveries, exchanges and other matters relating to beneficial interests in global security certificates may be subject to various policies and procedures adopted by the depositary from time to time.

(D) Corporation Not Liable for Actions of Depositary. Neither the Corporation nor any of the Corporation’s agents will have any responsibility or liability for any aspect of the depositary’s or any participant’s records relating to, or for payments made on account of, beneficial interests in global security certificates, or for maintaining, supervising or reviewing any of the depositary’s records or any participant’s records relating to those beneficial ownership interests.

(E) Replacement of Lost or Mutilated Certificates. If physical certificates are issued, the Corporation will replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the transfer agent. The Corporation will replace certificates that become destroyed or lost at the holder’s expense upon delivery to the Corporation and the transfer agent of satisfactory evidence that the certificate has been destroyed or lost, together with any indemnity that may be required by the transfer agent and the Corporation.

The Corporation, however, is not required to issue any certificates representing shares of Series B Preferred Stock on or after the applicable conversion date. In place of the delivery of a replacement certificate following the applicable conversion date, the transfer agent, upon delivery of the evidence and indemnity described above, will deliver the shares of the Corporation’s common stock issuable pursuant to the terms of the Series B Preferred Stock formerly evidenced by the certificate.

Section 12. Preemptive Rights.

The holders of the shares of Series B Preferred Stock will have no preemptive rights or preferential rights to purchase or subscribe for stock, obligations, warrants or any other of the Corporation’s securities.

Section 13. Transfer Agent.

The duly appointed transfer agent, paying agent, conversion agent and registrar for the Series B Preferred Stock is Wells Fargo Bank, N.A. (the “Transfer Agent”). The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent, paying agent, conversion agent, or registrar, as applicable, who shall accept such appointment prior to the effectiveness of such removal.

Section 14. Ranking.

The shares of Series B Preferred Stock, with respect to dividend rights and upon liquidation, winding up and dissolution, rank:

(A) junior to all of the Corporation’s existing and future debt obligations;

(B) junior to “senior stock,” which is all classes or series of the Corporation’s capital stock, other than (1) the Corporation’s common stock and any other class or series of the Corporation’s capital stock the terms of which provide that such class or series will rank junior to the Series B Preferred Stock and (2) any other class or series of the Corporation’s capital stock the terms of which provide that such class or series will rank on a parity with the Series B Preferred Stock;

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(C) on parity with “parity stock,” which is any class or series of the Corporation’s capital stock that has terms which provide that such class or series will rank on a parity with the Series B Preferred Stock;

(D) senior to “junior stock,” which is the Corporation’s common stock and each class or series of the Corporation’s capital stock that has terms which provide that such class or series will rank junior to the Series B Preferred Stock; and

(E) effectively junior to all of the Corporation’s subsidiaries’ (1) existing and future liabilities and (2) capital stock held by others.

The term “senior stock” includes warrants, rights, calls or options exercisable for or convertible into that type of stock. Any other class or series of the Corporation’s preferred stock that would otherwise be considered parity stock will not be deemed to be senior stock solely because such other class or series of preferred stock does not include the limitation on payment of dividends described in Section 3(H).

Section 15. Other Rights.

The shares of Series B Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as provided for by law or set forth herein or in the articles of incorporation of the Corporation.

V.

The period for the duration of the Corporation shall be unlimited.

VI.

The following provisions are inserted for the regulation and conduct of the business and affairs of the Corporation and are intended to be in furtherance, and not in limitation or restriction, of the powers conferred by the laws of the Commonwealth of Virginia.

1. The Board of Directors of the Corporation shall have the power to approve and adopt, and from time to time to amend, Bylaws for the regulation and control of the business of the Corporation, with or without the approval of the shareholders of the Corporation, but the Bylaws so made, altered or amended may be altered or repealed by said shareholders.

2. Any officer elected or appointed by the Board of Directors, or by the Executive Committee, or by the shareholders, or any member of the Executive Committee, or of any standing committee, may be removed at any time, with or without cause, in such manner as may be provided in the Bylaws of the Corporation. Directors of the Corporation may be removed by the shareholders of the Corporation only for cause and with the affirmative vote of at least two-thirds of the outstanding shares entitled to vote.

~~3. The Board of Directors may, before the issue of any new or additional stock of the Corporation, determine that the same, or any part thereof, shall be offered in the first instance to all of the then shareholders, in proportion to the number of shares of stock then held by them respectively, or may make any other provision or restriction respecting the issue or allotment of new or additional shares; but in default of any such determination, or so far as the same shall not extend, the new or additional shares may be dealt with by the Board of Directors as in their judgment may seem best.~~

3. No holder of outstanding shares of any class of stock shall have any preemptive right with respect to (i) any shares of any class of stock of the Corporation or other security that the Corporation may determine to issue, whether the shares of stock or other security to be issued is now or hereafter authorized, (ii) any warrants, rights or options to purchase any such stock or other security, or (iii) any obligations convertible into any such stock or other security or into warrants, rights or options to purchase any such stock or other security.

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4. The Corporation in its Bylaws, or by resolutions of its shareholders or Directors, shall have the right to prescribe reasonable rules and regulations subject to which the right to inspect the books and accounts of the Corporation may be exercised by the shareholders conformably to the laws of the Commonwealth of Virginia.

5. The Directors shall have the power to hold their meetings outside of the Commonwealth of Virginia. They may keep the books, documents and papers of the Corporation outside of the Commonwealth of Virginia, at such places as may be from time to time designated by the officers of the Corporation except as otherwise required by the laws of Virginia.

~~6. The Board of Directors may in each year before declaring any dividend on the capital stock, set apart from the net earnings or surplus profits of the Corporation an amount of such profits to be determined by them, or the whole thereof, as working capital, or as a reserve or surplus fund to cover depreciation or losses, or to meet liabilities or contingencies or for any other corporate purpose.~~

6. The Board of Directors of the Corporation may, subject to any limitations contained in the Bylaws adopted by the Corporation, declare annual, semi-annual, quarterly or monthly dividends at such times as may be fixed by the Bylaws, or if no time is so fixed, at such time as may be declared by the Board of Directors.

7. The Corporation may ~~apply its surplus earnings or cumulated profits to the~~ purchase or ~~acquisition of~~ acquire its own bonds or other securities and obligations or the shares of its capital stock, from time to time, to such extent, in such manner, and upon such terms, as the Board of Directors shall determine, subject, however, to the laws of the Commonwealth of Virginia~~; and neither property, bonds nor capital stock so purchased and acquired, nor any of the capital stock taken in payment or satisfaction of any debt due the Corporation, shall be regarded as profits, for the purpose of declaring or paying dividends, unless otherwise determined by a majority of the Board of Directors, or a majority of its shareholders~~.

8. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than ten nor more than sixteen Directors, the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office or at least two-thirds of the shares entitled to vote at a meeting of shareholders. The Directors shall be divided into three classes, designated as Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. At the 1988 Annual Meeting of Shareholders, Class I Directors shall be elected for a one-year term, Class II Directors for a two-year term and Class III Directors for a three-year term. At each succeeding annual meeting of shareholders beginning in 1989, successors to the class of Directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of Directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of ~~8% Preferred Stock or~~ Additional Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by the terms of these Articles of Incorporation applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms. If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by majority vote of the Directors then in office, choose a successor who shall hold office until the next annual meeting of shareholders. In such event, the successor elected by the shareholders at that annual meeting shall hold office for a term that shall coincide with the remaining term of the class of Directors to which that person has been elected. Vacancies resulting from the increase in the number of Directors shall be filled in the same manner. Notwithstanding any other provision of the Articles of Incorporation or the Bylaws, the affirmative vote of at least two-thirds of the outstanding shares entitled to vote shall be required to amend, alter, change or repeal, or to adopt any provisions inconsistent with the purpose and intent of, Sections 2 or 8 of this Article VI.

9. The Board of Directors by resolutions passed by a majority of the whole board under suitable provisions of the Bylaws, may designate three or more of their number to constitute an Executive Committee, which Committee shall, for the time being, as provided in said resolutions or in the Bylaws, have and exercise any and all the powers

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of the Board of Directors, which may be lawfully delegated, in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

10. Except as otherwise provided in this Article VI and in Articles IV and VII of the Articles of Incorporation, any (i) amendment of the Articles of Incorporation, (ii) merger or consolidation with any Person (as defined in Article VII) or sale, lease, or exchange of all or substantially all of the Corporation’s assets and property to or with any such Person other than in the usual and regular course of business, and (iii) reclassification of securities or recapitalization, shall be approved by the affirmative vote of a majority of the shares outstanding and entitled to vote at a meeting of shareholders duly called for such purpose; provided, however, that nothing in this Section 10 of Article VI shall require a vote of the shareholders to approve any action in circumstances where the Virginia Stock Corporation Act permits the Board of Directors to take action without a shareholder vote.

11. The stock of the Corporation which has been declared by law and by the Board of Directors to be fully paid stock, shall not be liable to any further call thereof, nor shall the holder or owner thereof be liable for any further payment thereon, anything in any law of any other state, territory, dependency or country now in force or hereafter enacted to the contrary notwithstanding.

VII.

In the event that the holders of the Common Stock of the Corporation are entitled to vote on (i) a merger or consolidation with any Person (as hereinafter defined) or on a proposal that the Corporation sell, lease or exchange substantially all of its assets and property to or with any Person or that any Person sell, lease or exchange substantially all of its assets and property to or with the Corporation, and such Person owns or controls, directly or indirectly, Common Stock representing ten percent (10%) or more of the voting power of the Corporation at the record date for determining shareholders entitled to vote or (ii) any reclassification of securities, recapitalization or other transaction (except redemptions permitted by the terms of the security redeemed or repurchases of the securities for cancellation or the Corporation’s treasury) designed to decrease the number of holders of the Corporation s Common Stock remaining after any Person has acquired ten percent (10%) of the Common Stock of the Corporation, the favorable vote of not less than eighty percent (80%) of all of the votes which the holders of the issued and outstanding Common Stock of the Corporation are entitled to cast thereon shall be required for the approval of any such action; provided, however, that the foregoing shall not apply to any such merger, consolidation or such sale, lease or exchange of assets and property or such reclassification or recapitalization which was approved by resolutions of the Board of Directors of the Corporation prior to the acquisition of the ownership or control of Common Stock representing at least ten percent (10%) of the voting power of the Corporation by any such Person.

For the purpose hereof, a “Person” shall mean any corporation, partnership, association, trust (other than any trust holding stock of the employees of the Corporation pursuant to any stock purchase, ownership or employee benefit plan of the Corporation), business entity, estate or individual or any Affiliate (as hereinafter defined) of any of the foregoing. An “Affiliate” shall mean any corporation, partnership, association, trust, business entity, estate or individual who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, a Person. “Control” shall mean the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

This Article VII may not be amended, nor may it be repealed in whole or in part, until authorized by the favorable vote of not less than eighty percent (80%) of all of the votes entitled to be cast thereon by the holders of the issued and outstanding Common Stock of the Corporation entitled to vote unless at the time any such proposed amendment or repeal is submitted to vote of the shareholders of the Corporation entitled to vote there is no Person owning or controlling ten percent (10%) or more of the Common Stock of the Corporation, in which event this Article VII may be so amended or repealed by the favorable vote of not less than such number of votes as shall otherwise be required by law at such time to effect such amendment or repeal.

Nothing herein shall affect the voting rights of the holders of the Preferred Stock of the Corporation.

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VIII.

1. For purposes of this Article, the following definitions shall apply:

“expenses” include, without limitation, counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

“liability” means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or expenses incurred with respect to a proceeding;

“party” means an individual who was, is or is threatened to be made a named defendant or respondent in a proceeding; and

~~1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of Directors or officers, a Director or officer of the Corporation shall not be liable to the Corporation or its shareholders for any monetary damages in excess of one dollar.~~

“proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal.

2. ~~The~~ To the full extent permitted by the Virginia Stock Corporation Act, as it exists on the date hereof or as hereafter amended, the Corporation shall indemnify ~~a Director or officer of the Corporation~~ any person who is, was or ~~was~~ is threatened to be made a party to any proceeding, including without limitation a proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that ~~he~~ such person is or was ~~such a Director~~ a director or officer ~~or~~ of the Corporation or, while a director or officer of the Corporation, is or was serving at the ~~request of the~~ Corporation’s request as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other ~~profit or nonprofit enterprise~~ entity, against all liabilities and expenses incurred ~~in~~ by such person in connection with the proceeding, except such liabilities and expenses as are incurred because of his willful misconduct or knowing violation of the criminal law. ~~Unless a determination has been made that indemnification is not permissible, the Corporation shall~~ Service as a director or officer of a legal entity controlled by the Corporation shall be deemed service at the request of the Corporation. The Corporation may contract in advance to indemnify, and make advances and reimbursements for expenses ~~incurred by a Director or officer in a proceeding upon receipt of an~~to, any person entitled to indemnity under this Section 2 of Article VIII.

3. Any determinations or authorizations required to be made by the Corporation with respect to any claim by a person for indemnification or the advancement or reimbursement of expenses under this Article VII shall be made in the manner provided by the Virginia Stock Corporation Act; provided, however, that pursuant to Section 13.1-704 (B) of the Act, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to the right of indemnification under this Article shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

4. The Corporation shall advance or reimburse the expenses incurred by a director, officer or other person specified in Section 2 of this Article VIII in advance of final disposition of a proceeding to which such person is a party if such person furnishes the Corporation (i) a written statement of his good faith belief that he is entitled to indemnification under this Article and (ii) a written undertaking from him to repay ~~the same~~ any funds advanced if it is ultimately determined that he is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation ~~of the Director or officer~~ and shall be accepted without reference to his ability to make repayment. ~~The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify and advance the expenses of any Director or officer~~ The Corporation is empowered to pay or reimburse expenses incurred by a director, officer or other person specified in Section 2 of this Article VIII in connection with his appearance as a witness in a proceeding at a time when he is not a party.

Exhibit 2 - Page 31

~~3.~~ 5. The ~~Board of Directors~~ Corporation is ~~hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Corporation~~ empowered to indemnify or contract in advance to indemnify any person not specified in Section 2 of this Article VIII who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the ~~request of the~~ Corporation ‘s request as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other ~~profit or non-profit enterprise, to the same~~ entity, against liabilities and expenses incurred by such person in connection with the proceeding to the same or a lesser extent as if such person ~~was~~ had been specified as one to whom indemnification is granted in Section 2.

~~4.~~ 6. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a ~~Director~~ director, officer, employee or agent of the Corporation, or is or was serving at the Corporation’s request ~~of the Corporation~~ as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other ~~enterprise~~ entity, against any liability asserted against or incurred by such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article VIII.

~~5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Section 2 of this Article VIII shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.~~

~~6.~~ 7. The provisions of this Article VIII shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, ~~whether~~ arising from any action taken or failure to act, whether occurring before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

~~7. Reference herein~~8. Every reference in this Article VIII to directors, officers, employees ~~or agents shall include former directors,, officers, employees and agents and their respective~~ and agents who are or may be entitled to indemnification, advances or reimbursements shall include all persons who formerly occupied any of the positions referred to herein. The rights of each person entitled to indemnification, advances and reimbursements pursuant to this Article shall inure to the benefit of such person’s heirs, executors and administrators. Indemnification pursuant to this Article shall not be exclusive of any other right to indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Corporation and indemnification under policies of insurance purchased and maintained by the Corporation or others.

9. Each provision of this Article VIII shall be severable, and if any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect the validity of any other provisions or applications of this Article.

IX.

To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a director or officer of the Corporation shall not be liable to the Corporation or its shareholders for any monetary damages.

Exhibit 2 - Page 32

Exhibit A

Form of Notice of Conversion

Wells Fargo Bank, N.A., as Transfer Agent

(or such other office as may from time to time be

designated by the Corporation’s Board of Directors)

Attn:

Re:	Universal Corporation

Series B 6.75% Convertible Perpetual Preferred Stock (the “Preferred Stock”)

The undersigned hereby irrevocably elects to convert (the “Conversion”) the number of shares of Preferred Stock specified below into shares of common stock of Universal Corporation (the “Corporation”) in accordance with the provisions described in the Certificate of Designation establishing the terms of the Preferred Stock (the “Certificate of Designation”), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of common stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the common stock under the Securities Act of 1933 (the “Act”) or pursuant to an exemption from registration under the Act.

The Corporation is not required to issue shares of common stock until the original Preferred Stock certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of common stock in a manner consistent with the Certificate of Designation.

Terms used but not defined herein shall have the meanings ascribed thereto in the Certificate of Designation.

Date of conversion:

Applicable Conversion Rate:

Number of shares of common stock to be issued:

Whole number of shares to be converted:

Certificate numbers of shares to be converted:

Address where the Corporation should send shares of common stock and any other payments or certificates:

Fax number of holder:

Social Security or other taxpayer identification number of holder:

Dated:

By:

Name:

NOTICE: The above signatures of the holder(s) hereof must correspond with the registered name of the holder in every particular without alteration or enlargement or any change whatever.

Exhibit 2 - Page 33

Exhibit B

Form of Fundamental Change Redemption Notice

Wells Fargo Bank, N.A., as Transfer Agent

Attn:

Re:	Universal Corporation

Series B 6.75% Convertible Perpetual Preferred Stock (the “Preferred Stock”)

The undersigned hereby irrevocably acknowledges receipt of a notice from Universal Corporation (the “Corporation”) as to the occurrence of a fundamental change with respect to the Corporation and requests and instructs the Corporation to redeem shares of Preferred Stock in accordance with the terms of, and at the price specified in, the Certificate of Designation and the Corporation’s amended and restated articles of incorporation. Terms used but not defined herein shall have the meanings ascribed thereto pursuant to the Certificate of Designation.

Whole number of shares to be redeemed:

Certificate numbers of shares to be redeemed (if shares have been issued in certificated form, otherwise, provide such information as is required by DTC):

Social Security or other taxpayer identification number of holder:

Dated:

By:

Name:

NOTICE: The above signatures of the holder(s) hereof must correspond with the registered name of the holder in every particular without alteration or enlargement or any change whatever.

Exhibit 2 - Page 34

[DEFINITIVE FORMS OF PROXY]

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, August 7, 2007

2:00 p.m.

1501 North Hamilton Street

Richmond, VA 23230

UNIVERSAL CORPORATION	Proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Allen B. King and David C. Moore, and each or either of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on June 19, 2007, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on August 7, 2007, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, TO APPROVE THE ADOPTION OF THE UNIVERSAL CORPORATION 2007 STOCK INCENTIVE PLAN, TO APPROVE THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY PHONE OR INTERNET, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued, and to be DATED and SIGNED on reverse side)

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy by mail.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your Proxy 24 hours a day 7 days a week, until 1:00 p.m. (ET) on August 6, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/uvv/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your Proxy 24 hours a day, 7 days a week, until 1:00 p.m. (ET) on August 6, 2007.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your Proxy and return it in the postage-paid envelope we have provided or return it to Universal Corporation, do Shareowner Services SM ,P.O. Box 64873, St. Paul, MN 55 164-0873.

If you vote by Phone or Internet, please do not mail your Proxy.

ò Please detach here ò

COMMON STOCK

1. Election of Directors:	01 Chester A. Crocker	03 Thomas H. Johnson	☐ Vote FOR all nominees	☐ Vote WITHHELD
	02 Charles H. Foster, Jr.	04 Jeremiah J. Sheehan	(except as indicated below)	from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve the Universal Corporation 2007 Stock Incentive Plan	☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation to eliminate the requirement of a shareholder vote in those circumstances where the Virginia Stock Corporation Act otherwise permits the Board of Directors to take action without a shareholder vote	☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation to revise the indemnification and limitation on liability provisions	☐	FOR	☐	AGAINST	☐	ABSTAIN

5. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation to make certain technical amendments to our Articles of Incorporation described in detail in the Proxy Statement	☐	FOR	☐	AGAINST	☐	ABSTAIN

Address Change? Mark Box ☐	Dated
Indicate changes below:

Signature(s) in Box
Please sign exactly as your name(s) appear(s) on this Proxy.
Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, August 7, 2007

2:00 p.m.

1501 North Hamilton Street

Richmond, VA 23230

UNIVERSAL CORPORATION	Voting Instruction

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP INC. SAVINGS AND STOCK OWNERSHIP PLAN.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 10.5 of the LandAmerica Financial Group Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant’s Account as of June 18, 2007, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on August 7, 2007, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT’S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS, SO LONG AS SUCH VOTE IS IN ACCORDANCE WITH THE PROVISIONS OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

PLEASE VOTE BY PHONE OR INTERNET, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued, and to be DATED and SIGNED on reverse side)

COMPANY #

There are three ways to vote your Voting Instructions

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction by mail.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your Voting Instructions 24 hours a day 7 days a week, until 1:00 p.m. (ET) on August 2, 2007.

•	Please have your Voting Instructions card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/uvv/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your Voting Instructions 24 hours a day, 7 days a week, until 1:00 p.m. (ET) on August 2, 2007.

•

Please have your Voting Instructions card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your Voting Instructions and return it in the postage-paid envelope we have provided or return it to Universal Corporation, do Shareowner Services SM ,P.O. Box 64873, St. Paul, MN 55 164-0873.

If you vote by Phone or Internet, please do not mail your Voting Instructions.

ò Please detach here ò

EMPLOYEES’ STOCK PURCHASE PLAN OF

UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED

AND DESIGNATED AFFILIATED COMPANIES

1. Election of Directors:	01 Chester A. Crocker	03 Thomas H. Johnson	☐ Vote FOR all nominees	☐ Vote WITHHELD
	02 Charles H. Foster, Jr.	04 Jeremiah J. Sheehan	(except as indicated below)	from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve the Universal Corporation 2007 Stock Incentive Plan	☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation to eliminate the requirement of a shareholder vote in those circumstances where the Virginia Stock Corporation Act otherwise permits the Board of Directors to take action without a shareholder vote	☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation to revise the indemnification and limitation on liability provisions	☐	FOR	☐	AGAINST	☐	ABSTAIN

5. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation to make certain technical amendments to our Articles of Incorporation described in detail in the Proxy Statement	☐	FOR	☐	AGAINST	☐	ABSTAIN

Address Change? Mark Box ☐	Dated
Indicate changes below:

Signature(s) in Box
Please sign exactly as your name(s) appear(s) on this Proxy.
Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.